As filed with the Securities and Exchange Commission on April 30, 2026
Registration Nos. 333-149540; 811-09507

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 62	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
(Exact Name of Registrant)
FARMERS NEW WORLD LIFE INSURANCE COMPANY
(Name of Depositor)

12822 SE 32nd Street, Suite 2, Bellevue, Washington 98005
(Address of Depositor’s Principal Executive Offices)
1-800-238-9671
(Depositor’s Telephone Number)

Tina de Jong
Managing Corporate Counsel and Corporate Secretary
Farmers New World Life Insurance Company
12822 SE 32nd Street, Suite 2
Bellevue, Washington 98005
(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐ days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Prospectus
May 1, 2026
Farmers EssentialLife® Variable Universal Life
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
ISSUED THROUGH:
Farmers Variable Life Separate Account A
BY
Farmers New World Life Insurance Company

This prospectus describes Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the Insured dies while the Policy is in force. The amount of life insurance may increase or decrease depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest.
This Policy is currently not being issued.
This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.
An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Principal Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.
The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.
Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.
Accumulation Unit Value. An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.
Attained Age. The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.
Beneficiary. The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured’s death.
Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.
Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.
Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company
Contract Value. On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.
Death Benefit Amount Payable. If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.
Face Amount. An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.
Fixed Account. An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.
Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account. Your Policy’s Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.
Fund(s). Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed in Appendix A of the Prospectus.
General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.
Home Office. The address of our Home Office is 12822 SE 32nd Street, Suite 2, Bellevue, WA 98005.
Initial Premium. The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.
Insured. The natural person whose life is Insured by this Policy.
Issue Age. The Insured’s age as of his/her last birthday on this Policy’s Issue Date.
Issue Date. The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.
Loan Account Value. The portion of your Contract Value allocated to the loan account.
Lapse. The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.
Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.
Monthly Due Date. The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.
NYSE. The New York Stock Exchange
Outstanding Loan Amount. The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.
Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.
Premium Class. An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.
Premiums. Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term “premium” in the Prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.
Premium Expense Charge. An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.
Reallocation Date. The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.
Record Date. The date we record your Policy on Our books as an In Force policy.
Right to Examine Period. The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.
Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.
Subaccount. The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount’s underlying fund portfolios.
Surrender. The termination of the Policy at the option of the Owner.
Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.
Tax Code. The Internal Revenue Code of 1986, as amended.
Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.
Written Notice. The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.
You (your, Owner). The person entitled to exercise all rights as Policy Owner under the Policy.

 Key Information

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawal
There are surrender charges assessed if your Policy is surrendered during the first 9 Policy years, or within 9 years following any increase in Face Amount. The amount of the charge depends on the age of the insured person and other factors, but the maximum charge is $44.40 per $1000 of Face Amount. For example, if the Face Amount is $100,000, the highest possible surrender charge would be $4,440.

See “Charges and Deductions – Surrender Charge.”

Transaction Charges
In addition to surrender charges (if applicable), you may also be charged for the following transactions:

• A premium expense charge will be deducted upon the payment of each premium.

• A partial surrender processing fee will be deducted upon any partial surrender.

• A transfer fee may be deducted upon transfers into or out of a variable subaccount (or the fixed account) after you have made more than 12 such transfers in a year.

• A fee may be charged upon request for an additional annual report.

See “Charges and Deductions.”

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the policy specifications page of your Policy for rates applicable to your Policy.

See “Charges and Deductions.”

You will also bear expenses associated with the underlying portfolios under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)*	0.19%	1.09%
	* As a percentage of Portfolio net assets. See “Appendix A: Portfolios Available Under the Policy.”
	RISKS
Risk of Loss	You can lose money by investing in the Policy. See “Principal Policy Risks.”
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium expense charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.

See “Principal Policy Risks – Effects of Surrender Charges.”

Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the Subaccount allocation options available under the Policy (i.e., Portfolios). Each such option (as well as the Fixed Account) will have its own unique risks, and you should review these options before making an allocation decision.

See “Principal Policy Risks – Risk of Poor Investment Performance.”

Insurance Company Risks
Your investment in the policy is subject to risks related to Farmers New World Life Insurance Company (“Farmers”), including that the obligations (including under the Fixed Account option), guarantees, or benefits are subject to the claims-paying ability of Farmers. Information about Farmers, including its financial strength ratings, is available upon request from your Farmers representative. Our current financial strength ratings can also be obtained at www.ambest.com.

See “Farmers New World Life Insurance Company and Fixed Account – Farmers New World Life Insurance Company.”

Contract Lapse
The Policy may lapse as a result of insufficient premium payments, poor performance of the variable Subaccounts and/or Fixed Account you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.

See “Policy Lapse and Reinstatement.”

RESTRICTIONS
Investments
There are limitations on the transfer of Policy value among investment options (i.e., Subaccounts and the Fixed Account).. These restrictions include an annual limit on the number of free transfers you may make, and a charge for transfers in excess of that limit, as well as a minimum dollar amount for transfers. We also impose additional restrictions to discourage market timing and disruptive trading activity.

See “Transfers.”

The Policy also allows us to eliminate the shares of a Portfolio or class of Portfolio shares, or to substitute shares of another new or existing Portfolio, subject to applicable legal requirements.

See “The Variable Account and the Portfolios.”

Optional Benefits
There are restrictions and limitations relating to supplemental benefits (riders) offered under the Policy, as well as conditions under which a supplemental benefit may be modified or terminated by us. For example, certain supplemental benefits may be subject to underwriting, and your election of an option may result in restrictions on certain policy benefits.

See “Other Benefits Available Under the Policy.”

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, unless the Policy is a Modified Endowment Contract in which case to the extent there are earnings in the contract, they will be treated as being distributed first and subject to tax. Any portion not treated as a return of your premiums is includible in your income. The taxable portion of distributions also is subject to tax penalties under some circumstances.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation
The policy is currently not being issued, however, some investment professionals may receive compensation in connection with additional Premiums in an outstanding Policy, including by means of commissions, and may have a financial incentive to recommend such additional premiums over another investment.

See “Additional Information.”

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

See “The Policy – Tax-Free “Section 1035” Exchanges.”

Overview of the Policy

Purpose
The purpose of the Policy is to provide lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values.
Premiums
You can vary the frequency and amount of premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time.
You may allocate premiums to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed in “Appendix A: Portfolios Available Under the Policy.” Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. You may also allocate premiums to the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so.
Policy Features
Death Benefit
As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary on receipt of due proof of death. You may choose one of two death benefit options under the Policy.
•	Option A is a variable death benefit through Attained Age 99 that is the greater of:
¡	the Face Amount of your Policy plus the Contract Value on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.
•	Option B is a level death benefit through Attained Age 99 that is the greater of:
¡	the Face Amount on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.
Surrender
At any time while the Policy is in force, you may fully Surrender your Policy and receive the Cash Surrender Value. After the first Policy year, you may withdraw part of the Cash Surrender Value, subject to certain restrictions. Surrenders may have tax consequences. See “Full and Partial Surrenders.”
Loans
You may take a loan against the Policy by submitting a signed request to the Service Center. Generally, the minimum amount of each loan is $250. Interest is charged on each loan. If there is an outstanding loan the amount of the loan and accrued interest will be deducted from the death benefit and other Policy proceeds. If your Policy is a Modified Endowment Contract, there may be additional tax implications.

Supplemental Benefits (Riders)
The Policy offers the following riders that provide supplemental benefits under the Policy.
•	Accelerated Benefit Rider for Terminal Illness
•	Accidental Death Benefit Rider
•	Automatic Increase Benefit
•	Children’s Term Insurance Rider
•	Waiver of Deduction Rider
•	Monthly Disability Benefit Rider (not available under Policies issued after August 7, 2015)
Additional fees are charged for certain riders. See “Other Benefits Available Under the Policy
Fee Table

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Sales Expense	Upon payment of each premium	4.8%	4.8% in years 1-10 years; 0.8% in years 11+
Premium Taxes	Upon payment of each premium	2.2%	2.2%
Maximum Deferred Sales Charge (Load)[1] (Per $1,000 of Face Amount)	Upon full Surrender of the Policy during first 9 Policy years, or within 9 years following any increase in Face Amount

◆ Minimum Charge in Policy Year 1[2]		$3.00	$3.00

◆ Maximum Charge in Policy Year 1[3]		$44.40	$44.40

◆ Charge for a Policy issued to a male at age 35, during Policy Year 1		$10.06	$10.06
Partial Surrender Processing Fees	Upon partial surrender	2.0%	2.0%
(As a percentage of the amount withdrawn, not to exceed $25.00)
Transfer Fees	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer

[1]	The Surrender Charge is determined by applying a Surrender Charge Factor (see Appendix D) to the Face Amount, and dividing the result by 1,000 as more fully set out in your Policy.
[2]	This minimum charge is based on a female Insured age 0 at issue.
[3]	This maximum charge is based on a male Insured for a Policy that is issued at age 61.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio Company fees and expenses.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Base Contract Charge:
Cost of Insurance[4] (No table rating factor charge or other extra charge 5):	Monthly on the Issue Date and on each monthly due date	Per $1,000 of Risk Insurance Amount [8]	Per $1,000 of Risk Insurance Amount

◆ Minimum [6]		$0.01	$0.01

◆ Maximum Charge [7]		$37.12	$37.12

◆ Charge for a Policy insuring a male, Issue Age 35, in the standard non-nicotine Premium Class, in Policy year 5 with a Face Amount less than $150,000		$0.12	$0.06
Monthly Underwriting and Sales Expense Charge (Per $1,000 of original Face Amount and any Face Amount increase)	Monthly on Issue Date and (Per $1,000 of original Face Amount and any Face Amount increase) or within 5 years after any increase in Face Amount

◆ Minimum Charge [9]		$0.07	$0.07

◆ Maximum Charge [10]		$2.21	$2.21

◆ Charge for a Policy issued to a male at age 35, in a non-nicotine standard class, during the first year		$0.26	$0.25

[4]
Cost of insurance charges are based on the Insured’s Issue Age, gender, Premium Class, the Contract Value, the number of months since the Issue Date, and the amount of the Face Amount, among other factors. The cost of insurance rate you pay may increase annually with the age of the Insured. We currently apply higher cost of insurance rates for Policies with a Face Amount of less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[5]
Table rating factor charges and flat extra charges are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[6]	The minimum charge is based on a female Insured, Issue Age 3, in the juvenile underwriting class.
[7]
This maximum charge is based on a male Insured, at Attained Age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

[8]
The Risk Insurance Amount, on the Monthly Due Date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

[9]	This minimum charge is based on a female Insured that is 0 at issue, assuming no subsequent increases in Face Amount.
10 This maximum charge is based on a male Insured at age 80.

Mortality and Expense Risk Fees (As an annualized percentage of daily net assets in each Subaccount)	Daily	0.60%	0.30%
Administrative Expenses	Monthly on the Issue Date and on each monthly due date	$12.00	$12.00, up to Attained Age 100
Loan Interest Rates	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.	These rates may change at our discretion, but are guaranteed not to exceed 6.5%.	For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually.
Optional Benefit Charges:
Accelerated Benefit Rider for Terminal Illness	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount
Accidental Death Benefit Rider (Per $1,000 of rider Face Amount)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge [11]		$0.08	$0.04

◆ Maximum Charge [12]		$0.56	$0.51

◆ Charge for an Insured at Attained Age 35		$0.08	$0.06
Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on Issue Date and on each Monthly Due Date	$0.87	$0.78
Monthly Disability Benefit Rider (Per $100 of monthly benefit)	Monthly on Issue Date and on each Monthly Due Date

◆ Minimum Charge [13]		$6	$4

◆ Maximum Charge		$62	$45

◆ Charge at the Insured’s Attained Age 35		$7	$4.5
Waiver of Deduction Rider (As a percentage of all other monthly charges)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge [13]		6%	4%

◆ Maximum Charge		60%	45%

◆ Charge at the Insured’s Attained Age 35		7%	4.5%
11 The minimum charge is based on a female Insured at Attained Age 11.
12 The maximum charge is based on a male Insured at Attained Age 69 whose occupation and/or avocations at issue lead us to believe the Insured’s         risk of accidental death is roughly triple that of a representative Insured.
13 The minimum charge is for an Insured at Attained Age 21.

The Policy charges a Monthly Deduction, which consists of the total of 1) Cost of Insurance, 2) Administrative Expenses, 3) Monthly Underwriting and Sales Expense Charge and 4) risk charges of any attached riders. See “Charges and Deductions – Monthly Deductions.”
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. [These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies.] A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses [14]	Minimum	Maximum
(Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.19%	1.09%

Principal Policy Risks

Risk of Poor Investment Performance
If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.
If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.
Risks of Market Timing and Disruptive Trading
This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Transfers – Policy and Procedures Regarding Disruptive Trading and Market Timing” section.
Risk of Lapse
Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force because poor investment performance and/or partial surrenders could result in a lapse of a Policy, notwithstanding payment of minimum Premiums.
You also increase the risk that your Policy will Lapse if you take out a loan, take partial Surrenders or increase the Face Amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.
For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement” section of this prospectus.

Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy Lapse may have adverse tax consequences.

14 Before expense reimbursements or fee waiver arrangements. The Portfolio expenses used to prepare this table were provided to Farmers by the Portfolio(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ending December 31, 2025. Current or future expenses may be greater or less than those shown.
Tax Risks
A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.
Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial Surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial Surrenders and loans taken before you reach age 59 1/ 2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax advisor about such loans.
The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.
Limits on Partial Surrenders
The Policy permits you to take only one partial Surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial Surrender is not available.
A partial Surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A partial Surrender also may have tax consequences.
In addition, a partial Surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial Surrender will permanently reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial Surrender, the Face Amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.
Loan Risks
A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rates charged against the loan and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.
A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax advisor about such loans.
Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.
Effects of Surrender Charges
There are significant Surrender Charges under this Policy during the first nine Policy years and during the nine years after any elected increase in Face Amount. It is likely that you will receive no Cash Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Face Amount for a substantial period of time.
Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly Lapse.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.
Cybersecurity and Business Continuity Risk
Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and unauthorized release of confidential customer information. Additionally, our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of, disruption to, or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, loss of data and breaches of regulation caused by cyber-attacks or other similar illegal, or unauthorized intrusions may lead to a materially adverse effect on our operations, results, financial condition, and corporate reputation.
In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. Although we seek to limit our vulnerability to such risks through technological and other means to maintain the integrity and security of our information systems and data, it is not possible to anticipate or prevent all potential forms of cyber-attack or other similar illegal or unauthorized intrusions or to guarantee our ability to timely detect, remediate, and defend against all such attacks. In addition, due to the sensitive nature of much of the financial and personal information we maintain, we may be at particular risk for targeting.
Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from owners. Catastrophic events may also negatively affect the computer and other systems on which we rely. There can be no assurance that we, our service providers or the underlying funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company
Farmers New World Life Insurance Company (“Farmers”) is located at 12822 SE 32nd Street, Suite 2, Bellevue, Washington 98005. We are obligated to pay all amounts promised under the Policy.
The Fixed Account
You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts (i.e., the Variable Account), and those obligations amounts are subject to our claims-paying ability and financial strength. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.
Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.
The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.
We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).
We currently allocate amounts from the Fixed Account for partial Surrenders, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.
The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been necessarily reviewed by the staff of the SEC. However, Fixed Account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account
Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.
The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a fund.
Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the Variable Account. Farmers is obligated to pay all amounts promised to investors under the Policies. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer to our General Account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.
The Portfolios
Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a fund, as available. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.
Each of the Portfolios is managed by an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment advisor is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.
Some of the Portfolios have been established by investment advisors that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund.
Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.
An investment in a Subaccount, or in any Portfolio, including the DWS Government Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.
Information regarding each Portfolio, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A: Portfolios Available Under the Policy.”
Please read the attached prospectuses and/or summary prospectuses for the Portfolios to obtain more complete information regarding the Portfolios
Selection of the Portfolios
The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment advisor’s (and/or subadvisor’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment advisor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s advisor is an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.
You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus and/or summary prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.
You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.
We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.
Revenue We Receive From the Portfolios and/or Their Service Providers. We and/or Farmers Financial Solutions, LLC (“FFS”), may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisors, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:
•
Rule 12b-1 Fees. We and/or FFS, the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•
Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
American Funds	0.25%	Franklin Templeton	0.25%
DWS	0.25%	Janus	0.25%
BNY Mellon	0.25%	PIMCO	0.15%
Fidelity®	0.25%	Principal	0.25%
*
Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•
Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisors or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment advisor (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisors, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.
Availability of the Portfolios
We do not guarantee that each Portfolio will always be available for investment through the Policies.
We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.
Your Right to Vote Portfolio Shares
Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). The number of votes you have will be calculated separately for each Subaccount in which you have an investment.
We do not require a minimum number of votes received from Policy Owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our Portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy Owners who have a voting interest in the Portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy Owners, who choose to timely vote, may control the outcome of a vote.
Should federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy Owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy Owners, we will send a summary in the next annual report to impacted Policy Owners advising them of the actions and the reasons we took such action.
The Policy

Purchasing a Policy
Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.
To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.
There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your Initial Premium is allocated to one or more Subaccounts of the Variable Account and/or to the Fixed Account.
Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your Initial Premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.
We determine the minimum Face Amount (an amount that is used to determine the death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Face Amount for the preferred and premier Premium Classes is $150,000; $75,000 for standard/nicotine Premium Class Insureds age 21-50; and $50,000 for all others. The maximum Issue Age for Insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, gender and Premium Class of the Insured and the Face Amount. We currently require a minimum Initial Premium as shown on your Policy specifications page.
Tax-Free “Section 1035” Exchanges
You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).
When Insurance Coverage Takes Effect
Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $500,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement (“TIA”) included with the Policy application.
Temporary insurance coverage terminates automatically, and without notice, on the earliest of:
•	The date insurance coverage under the Policy becomes effective;
•
The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date Farmers receives a signed request from the Proposed Policy Owner(s) to cancel or withdraw either the Application or the TIA.
Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the Issue Date printed in the Policy, if issued.
Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements, we accept the original application, and we receive the Owner’s payment. On the Issue Date, we will allocate your premium(s) (after subtracting the premium expense charge and the Monthly Deductions for the first month) to the Fixed Account until the Reallocation Date.
Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right to Examine Period)
You may cancel a Policy during the “Right to Examine Period” by returning it with a signed request for cancellation to our Home Office. In most states, the Right to Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right to Examine Period, we will treat the Policy as if we never issued it. We will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.
Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right to Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right to Examine Period by returning it with a signed request for cancellation to our Home Office.
During the 30-day Right to Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.
If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right to Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right to Examine Period has expired, we will impose a Surrender Charge on the transaction.
Other Policies
We may offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.
Ownership Rights
The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and privileges described in the Policy. The Insured is the Owner unless the application specifies a different person (another natural person or entity) as the Owner or a new Owner or co-Owner is named by the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the Death Benefit Amount Payable when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive, subject to any existing assignments of your Policy.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary. Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.
Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Amount Payable unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent Beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate once the Insured dies.

• You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Amount Payable will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.
Modifying the Policy

Assigning the Policy – Collateral Assignment	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive and record a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.
Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy to:
•
conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	reflect a change in the Variable Account’s operations.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.
Policy Termination
Your Policy will terminate on the earliest of:
•	the Maturity Date (Insured’s Attained Age 121);
•	the date the Insured dies;

•	a grace period ends before we receive the sufficient Premium Payment or Loan Repayment or both as defined in the Grace Period section; or
•	the date you Surrender the Policy in full.

Premiums

Premium Flexibility
You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.
Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums once the Insured reaches Attained Age 100.
We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the Subaccounts and the Fixed Account based on your current allocation percentages for premium payments (Initial Premiums are assessed the premium expense charge and the remainder of the premium is allocated to the Fixed Account until the Reallocation Date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses. See “Charges and Deductions – Premium Deductions.”
We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.
Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount and frequency of your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you pay your planned Premiums on schedule, your Policy will Lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Principal Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement – Lapse” sections.
Electronic Payments and Billing. If you authorize electronic payment of your Premiums from your bank account, the total amount of Premiums being debited, must be at least $25 per month. If you request to be billed for your planned Premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.
You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 121), or the date when either (1) the Insured dies, or (2) the Policy Lapses, or (3) we receive your signed request to Surrender the Policy in full.
Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:
a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.
Minimum Premiums
Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.
It is likely that you will be required to pay additional Premiums in order to keep your Policy in force until maturity.
For a full discussion of the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.
The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and Premium Class of the proposed Insured, and the Face Amount.
The minimum premium will change if:
•	you increase or decrease the Face Amount;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial Surrender when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from substandard to standard).
Your Policy can Lapse before maturity, depending on the amount of Premiums you pay, whether you take loans and partial Surrenders or increase the Face Amount of your Policy, if the investment results of the Subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial Surrender or increase the Face Amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.
Allocating Premiums
When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:
•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.
Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.
On the Issue Date, we will allocate your premium(s) received, minus the premium expense charge, minus the Monthly Deduction(s), to the Fixed Account unless your state requires that we immediately allocate your premium to the Subaccounts. We also allocate any Premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the Subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application. In the absence of allocation instructions, the Contract Value will remain in the Fixed Account pending such instructions.
Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.
Personalized Illustrations
Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.
Your Contract Values

Your Contract Value:
• varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial Surrenders and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account (the Loan Account Value), and the Fixed Account (the Fixed Account Value);
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium received, minus the premium expense charge, and minus the Monthly Deductions; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.
Subaccount Value
Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the number of units you had in any Subaccount at the end of the preceding Business Day; plus
• units purchased with additional Premiums since the preceding Business Day and allocated to the Subaccounts, net of the premium expense charge; plus
• units purchased via transfers from another Subaccount, the Fixed Account, or loan account, to the Subaccount since the preceding Business Day; minus
• units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus
• units redeemed to pay partial Surrenders and partial Surrender fees assessed against the Subaccount since the preceding Business Day; minus
• units redeemed to pay for the pro-rata share of the Monthly Deductions on the Business Day on or after the Monthly Due Date.
Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial Surrender, by the unit value for that Subaccount at the end of the Business Day for that transaction.

Subaccount Unit Value
The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.
Fixed Account Value
On the Issue Date, the Fixed Account Value is equal to the Initial Premium paid, less the premium expense charge, less the first Monthly Deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the Fixed Account.

The Fixed Account Value on any Business Day after the Issue Date equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus
• the portion of the premium(s), minus the premium expense charge, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus

• any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

• the amount of any transfer from the Fixed Account to the Subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

• the amount of any partial Surrenders and any applicable partial Surrender fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each partial Surrender since the preceding Business Day to the current Business Day; minus

• the amount equal to a pro-rata share of the Monthly Deduction on the Business Day on or after each Monthly Due Date, for the month beginning on that Monthly Due Date.
Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.
Loan Account Value

The Loan Account Value on any Business Day after the Issue Date equals:	• the Loan Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

• the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis, if sufficient Funds are available for transfer. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.
Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, affecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.
Premium Deductions
When you make a premium payment, and before we allocate the net premium payment to the Subaccounts and/or the Fixed Account, we deduct a premium expense charge currently equal to 7% of the premium payment for Premiums paid in Policy years 1-10 and 3% of the premium payment for Premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. For Policy years 1 through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.
Monthly Deduction
We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day on or after each subsequent Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.
The Monthly Deduction is equal to:
•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	The monthly underwriting and sales expense charge, if any; plus
•	The risk charges of any attached riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.
Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Face Amount, the Contract Value, the Death Benefit Option, the Insured’s Issue Age, gender, and Premium Class, and the number of months since the Issue Date, among other factors) that will cause it to vary from Policy to Policy and from month to month.
The cost of insurance charge is equal to Risk of Insurance Amount, as defined below, divided by 1,000, then multiplied by the number produced from the following:
1.	the monthly cost of insurance rate per $1,000; times
2.	the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus
3.	the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.
The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix B (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page.
The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special Premium Class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy specifications page will show you the amount of this factor.
The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special Premium Class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special Premium Class.
The Risk Insurance Amount on the Monthly Due Date is:
1.	the adjusted death benefit; minus
2.	the adjusted Contract Value on that date.
The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value, respectively, would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.
The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial Surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.
Cost of insurance rates vary by the Insured’s Attained Age, gender, Premium Class, the number of months since the Issue Date, and the amount of the Face Amount, among other factors. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. For Sample rates, see “Appendix B: Guaranteed Maximum Cost of Insurance Rates.”
The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into premier, preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks.
The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.

We calculate the cost of insurance separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your Policy’s Face Amount, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.
The Policies are based on 2001 or 2017 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.
We currently charge cost of insurance rates that are higher for Policies having a Face Amount less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases.
Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the Face Amount after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Face Amount. The charge is calculated by multiplying the rate for this charge by the amount of Face Amount issued or by the amount by which the Face Amount is increased above the Face Amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in Face Amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the Face Amount.
The amount of the monthly underwriting and sales expense charge is computed on the Issue Date, or on the Monthly Due Date for increases in Face Amount, as follows:
1.	Find the appropriate monthly underwriting and sales expense charge per $1,000 for the Insured’s Issue Age in Appendix C; then
2.	Multiply this charge per $1,000 by the original Face Amount; and then
3.	Divide the result by 1,000.
If you choose to increase the Face Amount after the Issue Date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Face Amount, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the three steps outlined above.
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Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We may provide a discount on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers Insurance® auto policy, or is one of the named Insureds under a Farmers Insurance® home owner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details concerning the rate of MUSEC discount that may be applied to your Policy. The size of the qualifying policy does not affect the amount of the discount.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your Monthly Deduction will include the corresponding rider charges:
•	Accidental Death Benefit Rider
•	Children’s Term Insurance Rider
•	Waiver of Deduction Rider
•	Monthly Disability Benefit Rider (not available effective August 7, 2015)
Mortality and Expense Risk Charge
We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:
•	your Contract Value in each Subaccount; multiplied by

•	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.
•	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.
If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.
Surrender Charge
We deduct a Surrender Charge if, during the first nine Policy Years, or within nine years following any increase in Face Amount, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value, less any Surrender Charge, less any Monthly Deduction due and unpaid, and less any Outstanding Loan Amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.
The Surrender Charge may be significant. You should carefully calculate this charge before you request a full Surrender. Under some circumstances the level of Surrender Charges might result in no Cash Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:
1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.
The Surrender Charge is equal to the sum of:
1.	the Surrender Charge for the Face Amount on the Issue Date; plus
2.	the Surrender Charge for each increase in Face Amount.
To calculate the Surrender Charge for the Face Amount on the Issue Date, (i) locate the appropriate Surrender Charge factor from a table in Appendix D of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000.
To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page, (i) locate the appropriate Surrender Charge factor from a table in Appendix D of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000.
For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see “Appendix D: Table of Surrender Charge Factors” of this prospectus for an exhaustive list of surrender charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, and number of full Policy years since the Issue Date.
An example of calculating the Surrender Charge follows:
This example is for a Policy issued to a male Insured, in the standard non-nicotine Premium Class. The Face Amount is $150,000 and the Issue Age is 32. The Surrender Charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the Surrender Charge factor (8.67) divided by 1,000).
Partial Surrender Processing Fee. Upon partial Surrender, we deduct a partial Surrender processing fee equal to the lesser of 2% of the amount of the partial Surrender or $25. The partial Surrender processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, or on different basis if you so request.
Transfer Charge
•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis, or on a different basis if you so request.

•	Transfers we effect on the Reallocation Date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.
Loan Charges
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For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.
•	Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.
•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.
Portfolio Management Fees and Expenses
Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2025, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.19% to 1.09% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.
Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus. See also “Transfers – Policy and Procedures Regarding Disruptive Trading and Market Timing.”
Other Charges
◾	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.
◾	Certain riders attached to the Policy will have their own charges. See the “Fee Table” for more information.
Death Benefit

Death Benefit Amount Payable
As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Amount Payable to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate. We will pay the Death Benefit proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see the “Payment Options” section in the SAI.

Death benefit Amount Payable equals:	• the death benefit (described below) in effect as of the date of the Insured’s death; minus
• any Monthly Deductions due and unpaid at the date of the Insured’s death; minus
• any Outstanding Loan Amount you owe on the Policy loan(s); plus
• the amounts to be paid under the terms of any riders you added to the Policy.
If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of receipt of due proof of death and payment instructions at the Home Office. The Beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Additional Policy Provisions – Our Right to Contest the Policy; Suicide Exclusion; Misstatement of Age or Gender” sections in the SAI.
Death Benefit Options
In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Face Amount” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages 100 through 120, the death benefit equals the Contract Value.
You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.

The variable death benefit under Option A is the greater of:	• your Policy’s Face Amount, plus your Contract Value on the date of the Insured’s death; or
• your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.
Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• your Policy’s Face Amount on the date of the Insured’s death; or
• your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.
Under Option B, your death benefit generally equals the Face Amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).
Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.
In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%
If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.
Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Face Amount, and that there are no outstanding loans. Under Option A, a Policy with a Face Amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Face Amount plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.
Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.
Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no partial Surrenders or decreases in Face Amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 Face Amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Face Amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.
Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.
Changing Death Benefit Options
After the first Policy year, you may change death benefit options or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously). Surrender Charges may apply. You may not decrease the Face Amount below the minimum Face Amount shown on your Policy specifications page.
A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax advisor before changing the death benefit option.
After any reduction in Face Amount or change in death benefit option, the monthly underwriting and sales expense charge and the Surrender Charge for the Policy will continue to be based on the same Face Amount on which they were based immediately before the change and on any subsequent requested increase in Face Amount.
For a more detailed discussion on changing death benefit options, see the SAI.
Effects of Partial Surrenders on the Death Benefit
If you have selected the variable death benefit (Option A), a partial Surrender will not affect the Face Amount. But if you have selected the level death benefit (Option B), a partial Surrender will reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). The reduction in Face Amount will be subject to the terms of the “Changing the Face Amount” section below.
Changing the Face Amount
When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Face Amount. After the first Policy year, you may change the Face Amount subject to the conditions described below. You may change the Face Amount or the death benefit option once each Policy year, but you may not change both the Face Amount and the death benefit option during the same Policy year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.
Increasing the Face Amount could increase the death benefit. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the Face Amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Face Amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.
We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Face Amount may have other tax consequences. You should consult a qualified tax advisor before changing the Face Amount.
Increases
•
You may increase the Face Amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.
•	You can increase the Face Amount at any time after the first Policy year and before the Insured’s Attained Age 81.
•	The minimum increase is $10,000.
•
An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in Face Amount. We assess this charge on the amount of the increase in Face Amount. See the “Charges and Deductions – Monthly Deduction – Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

•	An additional Surrender Charge will be imposed on full Surrenders occurring within 9 years of each increase in Face Amount.
•	Increasing the Face Amount will increase your Policy’s minimum premium.
Decreases
•	You may decrease the Face Amount, but not below the minimum Face Amount shown on your Policy specifications page.
•	You must submit a signed, written request to decrease the Face Amount. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.
•	Any decrease will first be used to reduce:
¡	the most recent increase; then
¡	the next most recent increases in succession; and then
¡	the Face Amount on the Issue Date.
•	A reduction in Face Amount will not reduce any monthly underwriting and sales expense charges or Surrender Charges on the Policy.
•
A decrease in Face Amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Face Amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations – Tax Treatment of Policy Benefits – Modified Endowment Contracts” section.

•	Decreasing the Face Amount will reduce your Policy’s minimum premium.
•
Decreasing the Face Amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the Face Amount is below $150,000 than if it is at least $150,000.

Payment Options
There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see “Payment Options” of the SAI.
Other Benefits Available Under the Policy

In addition to the standard death benefit associated with your contract, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the Fee Table.

Optional Benefits with No Additional Charge
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Accelerated Benefit Rider for Terminal Illness	Access up to 50% of the Death Benefit (subject to a $150,000 maximum) under the Policy if the Insured is diagnosed with a terminal illness as defined in the Policy.
• The Policy’s expiration/maturity date must be more than 2 years from the request of the benefit under this rider.
• Consent from irrevocable beneficiaries and permitted assignees, if any, needed.
• No benefit if the Policy Owner is a) required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or b) required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason. • No benefit if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.
Automatic Increase Benefit Rider	Automatic annual increases in Face Amount.
• Increases apply on each Policy Anniversary prior to the Insured’s Attained Age 55, or on the first two Policy Anniversaries if the Insured’s Issue Age is between 53 and 55 when the rider is issued.
• The rider ends when the Insured attains age 55.

Accidental Death Benefit Rider	Payment of an additional death benefit if the Insured’s death was caused by accidental bodily injury.
• Exclusions from Coverage – Death resulting from:
¡ Suicide whether sane or insane;
¡ War or any act attributable to war, declared or undeclared, whether the Insured is in the military service or not;
¡ Bodily or mental infirmity, illness or disease of any kind;
¡ Bacterial infection other than infection occurring as a result of accidental or external bodily injuries;
¡ Committing or attempting to commit an assault or felony;
¡ Voluntary taking of any poison, drug or sedative, asphyxiation from voluntary inhalation of gas;
¡ Participating in aviation, except as a passenger.

Children’s Term Insurance Rider	Term insurance on the Insured’s current and future legal dependent children.	• Insurance coverage for each insured child continues until the earlier: (1) the child’s 22nd birthday, or (2) the Insured reaches Attained Age 65.
Waiver of Deduction Rider	Waives Monthly Deductions due to the Insured’s qualifying total disability. This rider may help prevent the Policy from lapsing during a period of total disability by waiving Monthly Deductions.
• Exclusions from coverage – disability resulting from:
¡ Intentional self-inflicted injury;
¡ War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country;
¡ Participation in aviation, except as a passenger

Monthly Disability Benefit Rider	Payment of a Monthly Disability Benefit if the insured is totally Disabled.
• Effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and could not be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected
• Exclusions from Coverage – Disability resulting from:
¡ Intentional self-inflicted injury;
¡ War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or
¡ Participation in aviation, except as a passenger.

Accelerated Benefit Rider for Terminal Illness
This rider provides for a payment to the Owner if the Insured is diagnosed by certain physicians as having a medical condition that with reasonable medical certainty will result in the Insured’s death within 12 months from the date of the physician’s statement, regardless of any medical treatment the Insured receives, or a condition that requires a human bone marrow or an entire human heart, kidney, lung, pancreas or liver (“Major Organ”) transplant to prevent the Insured’s death within the next 12 months (“Terminal Illness”). The benefit amount is a part of the Policy’s death benefit paid while the Insured is living. If the Insured dies before payment is made then no benefit amount is payable. The maximum portion of the death benefit available for acceleration is the lesser of: (1) $150,000; or (2) 50 percent of the death benefit available on the policy to which this rider is attached on the date the request for the benefit amount is received in our home office. If, however, at the time of request for the benefit amounts, the death benefit equals the surrender value, and the Insured’s death is anticipated within 24 months, any amount up to 100 percent of the death benefit is available for acceleration. Non-accelerated benefits provided by riders attached to the policy are not included in the determination of the benefit amount. The benefit amount is subject to the following adjustments and deductions:
1. We will pay the present value of the amount available for acceleration under the benefit amount. This calculation will be based on the applicable actuarial discount appropriate to the Policy. The maximum interest rate used for the discount is the greater of: a) the current yield on 90 day US Treasury Bills; or b) the current maximum statutory adjustable policy loan interest rate.
2. If, on the date we approve the request, there is an outstanding policy loan, the benefit amount will be reduced by the benefit amount before any adjustments and deductions, divided by the current death benefit provided by the Policy excluding any attached riders (“Benefit Percentage”) multiplied by the outstanding loan balance. This reduction repays a portion of the policy loan.
3. We will reduce the benefit amount by any monthly deductions that are due and unpaid at the time we approved the request for payment of the benefit amount. Otherwise, we will reduce the benefit amount by any premiums which are due and unpaid at the time we approve the request.
4. We may reduce the benefit amount by an administrative charge not to exceed $250.
Payment of the benefit amount is subject to the following conditions:
1. The expiration or maturity date of the Policy must be more than 2 years from the date the benefit amount is requested. The Policy must not be in force as extended term or reduced paid-up insurance.
2. The sum of benefit amounts on this and any other policies issued by us on the life of the Insured may not exceed $150,000. Only one benefit amount is allowed per Policy. These limitations will not apply to this Policy if the benefit is requested at a time when the death benefit proceeds that would be payable under the Policy in the event of the Insured’s death are the same as the proceeds that would be payable if the Policy was surrendered.
3. We must receive proof of eligibility that is acceptable to us and will only pay the benefit amount during the Insured’s Lifetime.
4. We must receive a consent form from all irrevocable beneficiaries and permitted assignees, if any. We also reserve the right to require a consent form from the Insured and the Policy Owner, their spouses, other beneficiaries, and any other person if, in our sole discretion, such person’s consent is necessary to protect our interests.
5. This benefit is not meant to cause involuntary access to proceeds. Therefore, this benefit is not available if the Policy Owner is: a) required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or b) required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason.
In addition to any other conditions, exclusions or limitations set forth in this rider, no benefit will be provided by this rider if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.
The administrative charge for this rider varies by state. It is guaranteed not to exceed $250 or the maximum allowed by state regulation. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody’s Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy Owner, who may accept or refuse the offer to accelerate the benefit.
Claim Provisions. Written proof of the Insured’s Terminal Illness, in form and content acceptable to us, must be received by us at our home office before we will pay the benefit amount. This proof will include properly completed claim forms, a Physician’s Statement, and medical information acceptable to us supporting the Diagnosis including documentation supported by clinical, radiological, histological and laboratory evidence. We may require additional medical information from the physician submitting the statement and from other Physicians, specialists, or institutions having knowledge of the Insured’s Terminal Illness. At our expense, we reserve the right to have a physician of our choosing examine the Insured prior to paying the benefit amount, and as often as we deem reasonably necessary to determine the validity of your claim. We reserve the right to rely on the physician we choose for claim purposes. The benefit amount will be paid to the Policy Owner. We may place benefits in an interest bearing account to which the Policy Owner will have full access, unless the Policy Owner directs otherwise.
After the benefit amount is paid, the Policy will remain in force subject to the following adjustments:
1. This rider will terminate.
2. The death benefit or principal sum, Policy value or cash value, accumulation account, excluding any riders other than the Critical Illness Accelerated Benefit Rider, if any, and any outstanding loans, as applicable, will be reduced by the Benefit Percentage. Amounts in any Subaccounts and the Fixed Account will be reduced by the same percentage.
3. Cost of insurance charges and other monthly charges, if any, and any required premiums will be adjusted appropriately to reflect the current coverage.
4. Any outstanding loan will be reduced by the amount of loan repayment as described in item 2 above.
5. The benefits for any Accidental Death Benefit Rider and/or Children’s Term Insurance Rider will not be affected, provided these riders remain in effect according to the terms and conditions of any such riders.
We will send the Policy Owner, any irrevocable beneficiary and any permitted assignee, a statement showing the effect of the payment of the benefit amount on the Policy.
Termination of the Rider. This rider ends on the earlier of the following:
1. When we receive the Policy Owner’s written request to cancel this rider;
2. When the policy to which this rider is attached ends for any reason;
3. When the policy is in force as reduced paid-up or extended term insurance;
4. When we pay the benefit amount provided by this rider; or
5. When the Insured dies.
Impact on Policy Terms. This rider does not increase or decrease any Guaranteed Values of the Policy.
Example
John Doe is 49 years old, lives in Texas, and meets the medical condition requirements for the Accelerated Benefit Rider for Terminal Illness. His increasing death benefit option policy has a face amount of $325,000, and a current account value of $123,000 on the date the request for accelerated benefit is received. He has a $50,000 loan balance on the policy, and no other policies with Farmers.
The maximum death benefit available for acceleration is $150,000.

= min(150000, 50% × Death Benefit Available)

= min(150000, 50% × (325000 + 123000 – 50000))

= min(150000, 199000)

= 150000

The interest rate used for the actuarial discount of the benefit is 2.96%.
= max(Current Yield on 90 day US Treasury Bills, Current Max Stat Adjustable Policy Loan Interest Rate)
= max(0.12%, 2.96%)
= 2.96%
The benefit amount will be reduced by $18,844.22 due to the policy loan balance.

=	Maximum Benefit Available	x	Outstanding Loan Balance
Current Death Benefit

=	150000	× 50000
(325000 + 123000 – 50000)

= 18844.22
For this example, there are no monthly deduction that are due and unpaid, and no premiums which are due and unpaid.
The benefit will be reduced by an additional $150, because John Doe lives in Texas.
The final benefit amount received will be $126,693.42

=	Max Benefit	– Reduction for Loan – Administrative Charge
(1 + Interest Rae + for Discounting)

=	150000	—	18844.22–150
1 + 2.96%

= 126693.42
Accidental Death Benefit Rider
This rider provides for a payment to the Beneficiary upon receipt of due proof that the Insured’s death was caused by accidental bodily injury subject to the terms below. The Accidental Death Benefit amount varies by face amount, but is not less than $10,000.00.
Death must occur: 1) as a direct result of accidental bodily injury and independently of all other causes; and 2) within 90 days of such injury; and 3) before the Insured reaches Attained Age 70; and 4) while the Policy and rider are in force.
We will not pay this benefit if the death results from: 1) suicide whether sane or insane; 2) war or any act attributable to war, declared or undeclared, whether the Insured is in the military service or not; 3) bodily or mental infirmity, illness or disease of any kind; 4) bacterial infection other than infection occurring as a result of accidental or external bodily injuries; 5) committing or attempting to commit an assault or felony; 6) the voluntary taking of any poison, drug or sedative, asphyxiation from voluntary inhalation of gas; 7) participating in aviation, except as a passenger.
Charge for this Rider. The charge for this rider will be added to the monthly deduction for the policy. The monthly charge is the sum of: 1) the Risk Rate at the Insured’s Attained Age times the number of thousands of Accidental Death Benefit amount shown on the Policy Specifications page; plus 2) the extra monthly charge for a special premium class for this rider, if any.
If the Policy provides for Waiver of Deduction, the monthly charge for this rider will be waived if the monthly deduction for the Policy is waived.

Guaranteed Maximum Monthly Risk Rates are shown in the following table.

GUARANTEED MAXIMUM RISK RATES PER $1,000 ATTAINED AGE
AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE

1	0.104	15	0.104	29	0.083	43	0.104	57	0.125

2	0.104	16	0.125	30	0.083	44	0.104	58	0.125

3	0.083	17	0.146	31	0.083	45	0.104	59	0.125

4	0.083	18	0.146	32	0.083	46	0.104	60	0.125

5	0.083	19	0.146	33	0.083	47	0.104	61	0.146

6	0.083	20	0.146	34	0.083	48	0.104	62	0.146

7	0.083	21	0.146	35	0.083	49	0.104	63	0.146

8	0.083	22	0.125	36	0.083	50	0.104	64	0.167

9	0.083	23	0.125	37	0.083	51	0.104	65	0.167

10	0.083	24	0.104	38	0.083	52	0.104	66	0.167

11	0.083	25	0.104	39	0.083	53	0.104	67	0.188

12	0.083	26	0.104	40	0.083	54	0.104	68	0.188

13	0.083	27	0.104	41	0.083	55	0.125	69	0.188

14	0.083	28	0.083	42	0.083	56	0.125
Termination of Rider. This rider will end when: 1) the Insured Attains Age 70; or 2) the policy ends; or 3) the Owner’s signed request for termination is received.
Impact on Policy Terms. This rider does not increase or decrease the guaranteed values of the Policy.
Example.
Jane Smith is 57 when her base policy is issued. She elects an additional $100,000 of Accidental Death Benefit coverage.
Under the guaranteed maximum charges, she will pay the following schedule of charges, each month.

Attained Age	Risk Rate	Guar Max Monthly Charges for $100,000 Coverage

57	0.125	$12.50

58	0.125	$12.50

59	0.125	$12.50

60	0.125	$12.50

61	0.146	$14.60

62	0.146	$14.60

63	0.146	$14.60

64	0.167	$16.70

65	0.167	$16.70

66	0.167	$16.70

67	0.188	$18.80

68	0.188	$18.80

69	0.188	$18.80
For example, when Jane has an attained age of 61, she will pay $14.60 each month, 175.20 for the year, for her accidental death coverage. If Jane dies prior to attained age 70, under applicable causes, the beneficiary will receive an additional $100,000 of death benefit. If Jane lives to attained age 70 or dies of other causes not covered by the rider, the beneficiary will only receive the base coverage death benefit.

Automatic Increase Benefit Rider
This rider provides for an automatic increase in the Face Amount of the policy on each Policy anniversary subject to the terms below. We will not require evidence of insurability.
On each Policy anniversary prior to the Insured’s Attained Age 55, or on the first two Policy anniversaries if the Insured’s Issue Age is between 53 and 55 when the rider is issued: 1) the Face Amount will be increased by the lesser of: (a) 3% of the Face Amount on the policy’s Issue Date or (b) $10,000; and 2) the planned premium payment will be increased by 3%.
Any increase in planned premium may not be sufficient to keep your policy in force and you may be required to make additional premium payments.
The increases described above will continue automatically unless: 1) the Monthly Deductions for the policy are being waived under the terms of any riders attached to the policy. Automatic increases will resume when the Monthly Deductions for the policy are no longer being waived under the terms of any rider; or 2) this rider ends as described in the Termination of Rider section.
There are no risk charges for this rider. However, all charges described in the policy apply to each increase in Face Amount.
Termination of Rider. This rider will end when:
1. the Insured Attains Age 55, or immediately following the second Policy anniversary after the rider is issued if the Insured’s Issue Age is between 53 and 55 when the rider is issued;
2. the total of all increases equals the Face Amount of the policy on the policy’s Issue Date;
3. you refuse an increase in Face Amount. We must receive your signed notice of refusal 30 days before the Policy anniversary on which the automatic increase would take place;
4. you request a decrease in Face Amount;
5. the policy ends; or
6. we receive your signed request for termination of this rider.
Example.
Joyce Ward purchased a $125,000 policy on September 9th, 2020 when she was 51. Each policy anniversary prior to attained age 55, Joyce’s policy will increase by 3% of the face amount on the policy’s issue date, $3750. See the table below for a face amount schedule.

Attained Age	Date	Total Face Amount

51	9/20/2020	125,000

52	9/20/2021	128,750

53	9/20/2022	132,500

54	9/20/2023	136,250

55	9/20/2024	136,250

56	9/20/2025	136,250
Children’s Term Insurance Rider
This rider provides for a payment to the Beneficiary of the rider a Children’s Term Rider amount which will be shown on the Policy Specifications page upon our receipt of due proof of the death of an Insured Child, provided 1) this rider is in force on the date of death; and 2) death occurred prior to the Insured Child’s 22nd birthday.
Each of the children described below is an Insured Child from age 15 days until the earliest of either the child’s 22nd birthday or the Insured’s Attained Age 65.
1. A child of the Insured who is listed in the application and is not yet 20 years of age on the effective date of this rider.
2. A future child born to the Insured.
3. A child legally adopted by the Insured before the child is age 20 and before the Insured Attains Age 63.

Upon receipt of due proof of the Insured’s death while this rider is in force, we will provide you paid-up term insurance to age 22 on each Insured Child. This paid-up term insurance may be surrendered at any time prior to the Insured Child’s 22nd birthday. The surrender value will be the net single premium necessary to continue the Insured Child’s insurance to age 22. The basis for the net single premium is: 1) an interest rate that does not exceed the maximum rate allowed by the laws of the state in which this rider is issued; 2) Commissioners 2017 Standard Ordinary Mortality Table; 3) age last birthday; and 4) the assumption that the Insured Child’s death occurs at the end of the policy year.
The Insured is the Beneficiary under this rider, unless you designate otherwise, subject to the terms of the Change of Beneficiary section of the policy, while the Insured is living. At the time of the Beneficiary’s death, if you are living, you will become the Beneficiary; if you are not living, the surviving Insured Children will share and share alike.
While the policy and this rider are in force, the insurance on each Insured Child may be converted to any permanent life insurance product we make available for conversion at that time. Conversion is subject to certain terms set forth in the rider.
Upon receipt of due proof that the death of an Insured Child, eligible to be insured under a new policy, occurred during the 31 days following the expiration of that Insured Child’s insurance under this rider, and before any new policy had become effective, We will pay to the Beneficiary of this rider, the amount which would have been paid if such Insured Child’s term insurance had not expired.
Risk Charge. The Risk Charge for this rider is part of the Monthly Deduction for the policy. The Guaranteed Maximum Monthly Risk Charge for this rider is $0.87 per thousand of the Children’s Term Rider amount. If the Monthly Deduction for the policy is being waived under the provision of any rider attached to the policy, the Risk Charge for this rider will also be waived.
Termination of Rider. This rider will end when:
1. the Insured dies or Attains Age 65;
2. the youngest Insured Child covered by this rider reaches age 22;
3. all Insured Children have exercised their conversion privilege;
4. the policy ends; or
5. we receive your signed request for termination of this rider.
Example.
Aaron Johnson is 40 years old when he purchases his policy with an additional $5000 of coverage under the Children’s Term Insurance Rider for his son, Mark, who is 5 years old. When Aaron is 45 years old, he has a second child, Mary, who is eligible for an additional $5000 of coverage under the Children’s Term Insurance Rider for her when she is 15 days old. The following table outlines the guaranteed maximum monthly risk charge Aaron will pay for $5000 of coverage on each child. Mark will be covered from age 5 until age 22, and Mary will be covered from 15 days old until Aaron attains age 65.

Insured’s Attained Age	Child 1’s Attained Age	Child 2’s Attained Age	Guar Max Monthly Risk Charge

40	5	na	$4.35

41	6	na	$4.35

		na

45	10	0	$4.35

46	11	1	$4.35

56	21	11	$4.35

57	22	12	$4.35

64	29	19	$4.35

65	30	20	$—

Waiver of Deduction Rider
This rider provides for the waiver of the Monthly Deductions due during the Insured’s continued disability, as defined below.
While the Policy and this rider are in force, Disability means that, as a result of bodily injury or disease starting after the Issue Date of this rider and before the Insured reaches Attained Age 60, the Insured is totally disabled so that the Insured: 1) is, and for a continuous period of at least 180 days has been, prevented from working in any occupation for which the Insured is reasonably qualified by education, training or experience; or 2) has suffered total and irrevocable loss of the sight of both eyes, or the loss of both hands, or both feet, or one hand and one foot.
We will not waive Monthly Deductions until the claim for benefits under this rider is approved. If the claim is approved, we will credit the Contract Value with all Monthly Deductions that were deducted from the Contract Value since the start of the Disability. However, we will not waive Monthly Deductions retroactively for any Monthly Due Date that was more than 12 months before receipt of Written Notice of Disability. During the period in which we are waiving Monthly Deductions under this rider, we will not accept or approve any request for: 1) an increase in Face Amount; or 2) a change in death benefit option.
We will not waive Monthly Deductions if Disability results from: 1) intentional self-inflicted injury; 2) war or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or 3) participation in aviation, except as a passenger.
Termination of Disability. You must give proof of the Insured’s continuing Disability upon request in certain circumstances. We reserve the right to require that the Insured be examined by a physician acceptable to us. If you do not furnish this proof within 91 days of our request, benefits under this rider will end and we will notify you of the Monthly Deduction then due.
Risk Charge. The Risk Charge for this rider is part of the Monthly Deduction for the policy. The Risk Charge is: 1) the Monthly Waiver of Deduction Risk Rate, times 2) the Monthly Waiver of Deduction Table Rating Factor, if any, as shown on the Policy Specifications page; with the result then multiplied by 3) the Monthly Deduction for the policy, excluding the Risk Charge for this rider. The Monthly Waiver of Deduction Risk Rate is based on the Insured’s Attained Age. The Guaranteed Maximum Monthly Waiver of Deduction Risk Rates are shown in the following table. We may use Monthly Waiver of Deduction Risk Rates that are less than those shown in the table, but not greater.

GUARANTEED MAXIMUM MONTHLY WAIVER OF DEDUCTION RISK RATES
Attained Age	Rate	Attained Age	Rate

30 and below	.06	51-55.15

31-40.07		56-59.20

41-45.08		60 and above	.00

46-50.10
Termination of Rider. This rider will end when: 1) the Insured Attains Age 60 and is not Disabled; 2) the Insured’s Disability terminates, if the Insured is Disabled upon reaching Attained Age 60; 3) the policy ends; or 4) we receive your signed request for termination of this rider.
Impact on Policy Terms. Any proceeds paid under the policy will not be reduced by any Monthly Deductions waived under this rider.
Monthly Disability Benefit Rider
This rider provides for the addition of a monthly benefit to the Fixed Account Value of the policy on each Monthly Due Date during the Insured’s continued disability as defined below, but not beyond the Insured’s Attained Age 65. The monthly benefit varies by the characteristics of the Insured, but is not less than $48.25 per month.
Disability means that, as a result of bodily injury or disease starting after the Issue Date of this rider and before the Insured reaches Attained Age 60, the Insured is totally disabled so that the Insured: 1) is, and for a continuous period of at least 180 days has been, prevented from working in any occupation for which the Insured is reasonably qualified by education, training or experience; or 2) has suffered total and irrevocable loss of the sight of both eyes, or the loss of both hands, or both feet, or one hand and one foot. We must receive Written Notice of Disability at our

Home Office during the Insured’s continuing disability and while the Insured is alive, unless it can be shown that notice was given as soon as reasonably possible.
We will not pay any monthly benefit until the claim for benefits under this rider is approved. If the claim is approved, we will add the monthly benefit to the Fixed Account Value beginning on the first Monthly Due Date after the start of the Insured’s disability. However, we will not add monthly benefits retroactively for any Monthly Due Date that was more than 12 months before receipt of Written Notice of Disability.
We will not pay Monthly Benefits if the Disability results from: 1) intentional self-inflicted injury; 2) war or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or 3) participation in aviation, except as a passenger. You must give proof of the Insured’s continuing disability upon request in certain circumstances. We reserve the right to require that the Insured be examined by a physician acceptable to us. If you do not furnish this proof within 91 days of our request, the benefit will end.
Risk Charge. The Risk Charge for the rider is part of the Monthly Deduction for the policy. The Risk Charge is 1) the Monthly Risk Rate for Monthly Disability Benefit; times 2) the Monthly Disability Benefit Rider Table Rating Factor, if any, as shown on the Policy Specifications page; with the result then multiplied by 3) the Monthly Disability Benefit Rider amount shown on the Policy Specifications page. The Monthly Risk Rate for Monthly Disability Benefit is based on the Insured’s Attained Age. The Guaranteed Maximum Risk Rates for Monthly Disability Benefit are shown in the following table. We may use Monthly Risk Rates for Monthly Disability Benefit that are less than those shown in the table, but not greater.

GUARANTEED MAXIMUM MONTHLY RISK RATES FOR MONTHLY DISABILITY BENEFIT
Attained Age	Rate	Attained Age	Rate

21-30.06		46-50.10

31-40.07		51-55.15

41-45.08		56 and above	.20
Termination of Rider. This rider will end when: 1) the Insured Attains Age 60 and is not Disabled; 2) You are receiving benefits under this rider and the Insured dies or Attains Age 65 or the Insured’s Disability Terminates; 3) the policy ends; or 4) We receive Your signed request for termination of this rider.
Impact on Policy Terms. Any proceeds paid under the policy will not be reduced by any Monthly Benefits paid by this rider. This rider does not increase or decrease any guaranteed values of the Policy.
Full and Partial Surrenders

Full Surrender
You may make a written request to fully Surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully Surrender your Policy while it is in force.
The Cash Surrender Value on any Business Day equals:
•	the Contract Value as of such date; minus
•	any Surrender Charge as of such date; minus
•	any Monthly Deductions due and unpaid as of such date; minus
•	any Outstanding Loan Amount (including interest you owe) as of such date.

Full Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• Send your written request to the Service Center.
• The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.

• You will incur a Surrender Charge if you Surrender the Policy during the first nine Policy years or within nine years after any increase in the Face Amount. See the “Charges and Deductions” section.
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.
We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE, unless you specify a later Business Day in your request.
Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.
Partial Surrenders
After the first Policy year, you may request a partial Surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial Surrenders may have tax consequences. See the “Federal Tax Considerations” section.

Partial Surrender Conditions:	• You must make your partial Surrender request in writing.
• Your written partial Surrender request must contain your signature.
• Send your written request to the Service Center.
• You may make only one partial Surrender each calendar quarter.
• You partial Surrender request must be at least $500.
• You cannot withdraw more than 75% of the Cash Surrender Value without Surrendering the Policy.
• You can specify the Subaccount(s) and Fixed Account from which to make the partial Surrender, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

• We will price complete partial Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial Surrender request after the close of regular trading on the NYSE, we will price your partial Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the partial Surrender you requested plus any processing fee.
• We generally will pay a partial Surrender request within seven calendar days after the Business Day when we receive the request.
Processing Fee for Partial Surrenders. Whenever you take a partial Surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Subaccounts and the Fixed Account equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a partial Surrender, we will reduce the Face Amount by the amount of the partial Surrender (but not by the processing fee). See the “Death Benefit – Changing the Face Amount – Decreases” section. We will not allow any partial Surrender to reduce the Face Amount below the minimum Face Amount set forth in your Policy specifications page.
Income taxes, tax penalties and certain restrictions may apply to any full Surrender or partial Surrenders you make.
When We Will Make Payments
We usually pay the amounts of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:
•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Policy Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If you have submitted a recent check or draft, we have the right to defer payment of a full Surrender, a partial Surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.
If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial Surrenders, a full Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.
We have the right to defer payment of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options from the Fixed Account for up to six months from the date we receive your written request.
Transfers

You may make transfers from the Subaccounts or from the Fixed Account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:
•	You may make an unlimited number of transfers in a Policy year from and among the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).
•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).
•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.
•
For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•
We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis.

Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
•
We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.
Third Party Transfers
If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.
Telephone Transfers
Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.
Please note the following regarding telephone transfers:
•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.
The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.
We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.
Policy and Procedures Regarding Disruptive Trading and Market Timing
Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:
•
dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:
¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial Surrenders or transfers out of the underlying Portfolio; and
•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.
Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.
For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.
Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.
In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.
As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.
Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.
We will accept the following transfers only if the order is sent to us with an original signature or other standard identity authentication :
•	transfers in excess of $1,000,000 per Policy, per day
We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90-day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.
If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be submitted through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:
•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.
To the extent we are unable to effectively impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.
In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.
Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.
We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.
Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Such policies and procedures may include a redemption fee of up to 2% on Subaccount assets that are redeemed out of a Portfolio in connection with a partial Surrender or Transfer. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.
You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that Portfolio.
If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.
Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short- term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Automatic Asset Rebalancing Program
Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.
Dollar Cost Averaging Program
Under the Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.
You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your Monthly Due Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Fixed Account Value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.

Loan Conditions:
• You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, minus loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due prior to the next Policy anniversary, if fewer.

• To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account, which is a part of our General Account. If your loan request does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.
• We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders – When We Will Make Payments” section. We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

• You may repay all or part of your Outstanding Loan Amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Subaccounts according to your current premium allocation instructions.
• We deduct any Outstanding Loan Amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the Insured’s death.
• Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement .”

Effects of Policy Loans
Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Outstanding Loan Amount (including any interest you owe on the loans) from the proceeds payable upon the death of the Insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your Outstanding Loan Amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.
Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Outstanding Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the

Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.
Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial Surrender at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax advisor before taking out a Policy loan.
Policy Lapse and Reinstatement

Lapse
The following flow chart shows the process used to determine if the Policy will enter the 61-day grace period:

After deducting the monthly deduction then due, is the Cash Surrender Value positive?
Yes
Policy stays in force
No
Yes
Is the Contract Value **minus** any outstanding Policy loan amount positive?**
Yes
Grace Premium Test: Does the total premiums paid, **minus** total partial surrenders taken, **minus** the outstanding policy loan amount equal or exceed the cumulative minimum premiums paid?**
No
Policy enters 61-day grace period
No

** These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.
If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.
It is possible that we may require you to pay an additional premium (over and above the premium specified in the Lapse notice) if the investment performance of your Policy is unfavorable during the grace period.
In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:
Condition One: After deducting the Monthly Deduction due on the first two Monthly Due Dates following the first day of the grace period, the Cash Surrender Value would be positive.
Condition Two: The Policy passes the Grace Premium Test after two more minimum Premiums are added to the cumulative minimum Premiums following the first date of the grace period.
Reinstatement
We will consider reinstating a Lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).
If your Policy has Lapsed, you must do the following to reinstate the Policy:
1.
Provide evidence of insurability sufficient to demonstrate that there has been no material change in the health of the Insured since the Issue Date and that there has been no material change in the health of any natural persons covered under any riders attached to this policy since that rider’s Issue Date;

2.
Pay sufficient premium payments such that after deducting all due and unpaid Monthly Deductions from the first day of the Grace Period to and including the effective date of Reinstatement: a) You must pay sufficient premium payments such that after deducting all due and unpaid Monthly Deductions from the first day of the Grace Period to and including the effective date of Reinstatement; and (b) You must pay sufficient premium payments so the policy would pass the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.

We will not reinstate any indebtedness unless required by state law.
We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in the Reinstatement Suspense Account without interest. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.
We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Cash Surrender Value or that had an Outstanding Loan Amount on the date of Lapse.
Federal Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy
A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.
In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.
In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits
In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. If the death benefit is not received in a lump sum, however, and is instead applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”
Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.
Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable lifetime income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial Surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.
Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.
Distributions (other than Death Benefits) from Modified Endowment Contracts (“MEC”). Policies classified as MECs are subject to the following tax rules:
•
All distributions other than death benefits from a MEC, including distributions upon Surrender and partial Surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•
A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.
Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.
Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.
This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.
Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor]. Revenue Procedure 2018-20 modifies and supersedes Revenue Procedure 2010-28 to the extent life insurance contracts have mortality guarantees based on the 2017 CSO Table.
You should consult a tax advisor if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.
Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.
Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange for a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.
Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured did not retain incidents of Ownership at death or had given up Ownership more than three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisors should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.
The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.
Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax advisor should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.
Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.
Additional Information

Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”) for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 99% of Premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and 5.14% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.
Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.
FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.
In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.
The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.
Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.
No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.
You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.
Legal Proceedings
Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements
The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call our Service Center at 1-877-376-8008, or write to us at P. O. Box 724208 Atlanta, Georgia 31139.

 Appendix A: Portfolios Available Under the Policy

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at
https://vpx.broadridge.com/GetContract1.asp?cid=fnwl&fid=FVL. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
		1 year		5 year	10 year
Seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Asset Allocation Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.54%	15.85%	8.97%	9.77%
Seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.	American Funds Capital Income Builder® (Class 2 Shares)[1] Investment Adviser: Capital Research and Management CompanySM	0.66%	20.41%	9.08%	7.59%
Seeks to provide long-term growth of capital while providing current income.	American Funds Capital World Growth and Income Fund (Class 2 Shares)[1] Investment Adviser: Capital Research and Management CompanySM	0.76%	24.80%	10.29%	11.02%
Seeks to provide a long-term growth of capital.	American Funds Global Growth Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.76%	21.62%	8.23%	12.17%
Seeks to provide growth of capital.	American Funds Growth Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.58%	20.24%	13.37%	17.97%
Seeks to achieve long-term growth of capital and income.	American Funds Growth-Income Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.53%	18.06%	13.90%	13.92%
Seeks to provide long-term growth of capital.	American Funds EUPAC Fund (Class 2 Shares)[3] Investment Adviser: Capital Research and Management CompanySM	0.78%	26.77%	3.40%	7.00%
Seeks capital growth.	BNY Mellon Small Cap Portfolio (Service Shares)[4] Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management North America, LLC	0.98%	10.70%	4.00%	7.56%
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management Limited	0.91%	15.67%	11.65%	13.27%
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.94%	44.90%	10.86%	8.21%
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.79%	17.19%	12.30%	8.17%
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	1.08%	20.51%	6.74%	6.70%
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Shares) Investment Adviser: DWS Investment Management Americas, Inc.	0.39%	3.96%	2.97%	1.87%
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.90%	8.94%	4.25%	6.00%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.63%	10.26%	2.89%	5.46%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2015 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.66%	11.66%	3.73%	6.33%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.69%	12.99%	4.57%	7.11%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2025 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.71%	14.23%	5.25%	7.75%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.74%	15.16%	5.98%	8.61%
Seeks high total return with a secondary objective of principal preservation.	Fidelity® VIP Freedom Retirement Portfolio (Service Class 2 Shares)[5] Investment Adviser: Fidelity Management & Research Company LLC	0.61%	9.31%	2.08%	4.17%
Seeks high current income and, as a secondary objective, capital appreciation.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)[1] Investment Adviser: Fidelity Management & Research Company LLC	0.77%	9.03%	3.00%	4.08%
Seeks high total return.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)[1] Investment Adviser: Fidelity Management & Research Company LLC	0.89%	14.03%	5.63%	7.09%
Seeks high total return.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)[1] Investment Adviser: Fidelity Management & Research Company LLC	0.95%	16.91%	7.58%	8.95%
Seeks high total return.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)[1] Investment Adviser: Fidelity Management & Research Company LLC	0.98%	19.26%	8.93%	10.34%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.65%	14.80%	13.59%	17.33%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.19%	17.66%	14.20%	14.59%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.65%	11.66%	10.00%	10.48%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares)[2] Investment Adviser: Franklin Mutual Advisors, LLC	0.92%	7.65%	8.86%	9.81%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)[1] Investment Adviser: Franklin Advisors, Inc.	1.09%	2.52%	1.03%	9.89%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Class Shares) Investment Adviser: Janus Henderson Investors US LLC	0.87%	14.82%	8.21%	9.86%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Henderson Investors US LLC	0.62%	18.14%	11.65%	16.24%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	1.09%	3.95%	1.03%	2.88%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.66%	5.52%	1.57%	1.79%
Seeks to provide as high a level of total return as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.48%	13.65%	6.99%	8.01%
Seeks to provide a high level of total return consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	11.28%	4.78%	6.12%
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	15.31%	8.74%	9.67%
Seeks to provide a high level of total return.	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.50%	9.61%	3.31%	4.85%
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	16.61%	9.88%	10.69%
[1]	This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.
[2]	The Subaccount that invests in this Portfolio is closed to new investors.
[3]	Effective May 1, 2026, the American Funds International Fund is renamed American Funds EUPAC Fund.
[4]	Effective December 31, 2025, the BNY Opportunistic Small Cap Portfolio is renamed BNY Small Cap Portfolio.
[5]	Effective May 1, 2026, the Fidelity VIP Freedom Income Fund is renamed Fidelity VIP Freedom Retirement Fund.

Appendix B: Guaranteed Maximum Cost of Insurance Rates

This Table applies for Prior Policies.

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.06001	N/A	0.03500	51	0.31471	0.61121	0.27458	0.53155

1	N/A	0.03834	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108

2	N/A	0.02750	N/A	0.01916	53	0.38498	0.74807	0.33812	0.65569

3	N/A	0.02000	N/A	0.01666	54	0.43269	0.83717	0.37242	0.72454

4	N/A	0.01750	N/A	0.01583	55	0.48629	0.93226	0.41176	0.79765

5	N/A	0.01750	N/A	0.01500	56	0.54161	1.03082	0.45446	0.87587

6	N/A	0.01833	N/A	0.01583	57	0.59527	1.12189	0.49970	0.95500

7	N/A	0.01833	N/A	0.01750	58	0.64897	1.20883	0.54664	1.03756

8	N/A	0.01833	N/A	0.01750	59	0.71194	1.31107	0.59443	1.12611

9	N/A	0.01916	N/A	0.01750	60	0.78840	1.43713	0.64478	1.21812

10	N/A	0.02000	N/A	0.01833	61	0.88176	1.59135	0.70019	1.31784

11	N/A	0.02333	N/A	0.02083	62	0.99037	1.76877	0.75899	1.42359

12	N/A	0.02833	N/A	0.02250	63	1.10924	1.95930	0.82119	1.53200

13	N/A	0.03333	N/A	0.02583	64	1.23333	2.15024	0.88933	1.64904

14	N/A	0.04334	N/A	0.02833	65	1.36266	2.33731	0.96510	1.77557

15	N/A	0.05501	N/A	0.03000	66	1.49387	2.51876	1.04768	1.91334

16	N/A	0.06502	N/A	0.03250	67	1.63122	2.70230	1.13961	2.06666

17	N/A	0.07419	N/A	0.03417	68	1.77642	2.89051	1.24177	2.23476

18	N/A	0.07920	N/A	0.03667	69	1.93972	3.09808	1.35336	2.42029

19	N/A	0.08170	N/A	0.03834	70	2.13062	3.33638	1.47947	2.63021

20	N/A	0.08337	N/A	0.03917	71	2.36296	3.62993	1.62358	2.86556

21	0.07920	0.11340	0.03917	0.05251	72	2.63536	3.97231	1.78151	3.12222

22	0.07920	0.11924	0.04000	0.05501	73	2.92321	4.31861	1.95420	3.40297

23	0.08003	0.12508	0.04000	0.05751	74	3.23355	4.69520	2.14598	3.69761

24	0.08086	0.13176	0.04167	0.06085	75	3.57270	5.11567	2.35698	4.00801

25	0.08337	0.13927	0.04250	0.06585	76	3.95664	5.58418	2.58905	4.34483

26	0.08670	0.14678	0.04584	0.07002	77	4.40517	6.12911	2.84664	4.70924

27	0.08837	0.15095	0.04751	0.07419	78	4.92894	6.75812	3.12826	5.10421

28	0.08670	0.15179	0.05001	0.07920	79	5.51951	7.45576	3.43845	5.53102

29	0.08587	0.15095	0.05251	0.08420	80	6.18263	8.22452	3.82529	6.06583

30	0.08503	0.15012	0.05501	0.08921	81	6.90909	9.04868	4.30288	6.72401

31	0.08420	0.15095	0.05835	0.09588	82	7.68497	9.90463	4.81112	7.40691

32	0.08503	0.15346	0.06168	0.10255	83	8.53991	10.82608	5.34786	8.10961

33	0.08754	0.15847	0.06585	0.11090	84	9.50017	11.87958	5.95007	8.84722

34	0.08921	0.16431	0.07086	0.12174	85	10.58031	13.08901	6.56439	9.53442

35	0.09338	0.17099	0.07669	0.13259	86	11.78364	14.41951	7.29574	10.33521

36	0.09755	0.18101	0.08253	0.14344	87	13.10250	15.85547	8.20718	11.33853

37	0.10339	0.19270	0.08754	0.15262	88	14.52614	17.37749	9.17863	12.35414
38	0.11090	0.20690	0.09171	0.16181	89	16.04444	18.97012	10.15602	13.29346

39	0.11757	0.22277	0.09671	0.17182	90	17.58287	20.53619	10.88246	13.83189

40	0.12675	0.24198	0.10255	0.18268	91	19.12353	22.05253	11.58260	14.27591

41	0.13760	0.26538	0.10923	0.19520	92	20.76683	23.63636	12.75537	15.24260

42	0.15095	0.29297	0.11674	0.21107	93	22.53307	25.30420	14.36966	16.62877

43	0.16681	0.32558	0.12592	0.22862	94	24.43244	27.11897	16.42157	18.59746

44	0.18435	0.36238	0.13676	0.24950	95	26.35437	28.98442	18.70919	20.97702
45	0.20356	0.39920	0.14928	0.27374	96	28.27211	30.79253	21.02122	23.30415
46	0.22277	0.43604	0.16431	0.30216	97	30.36217	32.73942	22.55449	24.71403
47	0.23864	0.46703	0.18184	0.33729	98	32.64693	34.84234	23.39817	25.28542
48	0.25118	0.49048	0.20105	0.37912	99	35.15185	37.11809	25.17504	26.84313
49	0.26705	0.52065	0.22277	0.42599	100+	0	0	0	0
50	0.28795	0.56005	0.24700	0.47624
* Attained ages 0-20 are juvenile issues
If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.
The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

This Table applies for Updated Policies.

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.02000	N/A	0.02167	51	0.21024	0.43688	0.13343	0.33980

1	N/A	0.01250	N/A	0.01167	52	0.23029	0.47457	0.14845	0.37327

2	N/A	0.01083	N/A	0.00750	53	0.25118	0.51563	0.16682	0.41176

3	N/A	0.01000	N/A	0.00667	54	0.27291	0.56257	0.18686	0.45363

4	N/A	0.00917	N/A	0.00667	55	0.29381	0.61625	0.20607	0.50054

5	N/A	0.00833	N/A	0.00750	56	0.31304	0.67668	0.22528	0.55419

6	N/A	0.00833	N/A	0.00750	57	0.33311	0.74555	0.24366	0.61457

7	N/A	0.00750	N/A	0.00667	58	0.35486	0.82372	0.26372	0.68172

8	N/A	0.00750	N/A	0.00667	59	0.38163	0.91374	0.28461	0.75563

9	N/A	0.00750	N/A	0.00667	60	0.41511	1.01650	0.30886	0.83886

10	N/A	0.00833	N/A	0.00750	61	0.45949	1.13455	0.33813	0.93142

11	N/A	0.00917	N/A	0.00750	62	0.51060	1.26713	0.37076	1.03251

12	N/A	0.01167	N/A	0.00667	63	0.56928	1.41259	0.40842	1.14384

13	N/A	0.01667	N/A	0.00750	64	0.63303	1.57355	0.44861	1.26459

14	N/A	0.02417	N/A	0.01250	65	0.70187	1.74923	0.49300	1.39566

15	N/A	0.03501	N/A	0.01917	66	0.77496	1.93547	0.54077	1.53625

16	N/A	0.04918	N/A	0.02500	67	0.85568	2.13062	0.59192	1.68639

17	N/A	0.06502	N/A	0.02750	68	0.94574	2.34073	0.64898	1.84358

18	N/A	0.06669	N/A	0.02750	69	1.05021	2.57190	0.71531	2.01297

19	N/A	0.07003	N/A	0.02750	70	1.17422	2.83375	0.79261	2.20146

20	0.07086	0.07253	0.02667	0.02667	71	1.32123	3.13172	0.88429	2.39719

21	0.07086	0.07503	0.02667	0.02667	72	1.49473	3.46183	0.99206	2.60020

22	0.06919	0.07753	0.02667	0.02750	73	1.69488	3.81834	1.11768	2.82172

23	0.06836	0.08004	0.02667	0.03000	74	1.92185	4.18936	1.26375	3.06618

24	0.06836	0.08337	0.02667	0.03334	75	2.17244	4.56366	1.43206	3.33724

25	0.06586	0.08421	0.02667	0.03334	76	2.44854	4.93423	1.62528	3.63948

26	0.05668	0.08421	0.02667	0.03417	77	2.75469	5.30456	1.85038	3.97493

27	0.05168	0.08337	0.02834	0.03417	78	3.09981	5.68439	2.11698	4.34659

28	0.05001	0.08170	0.03084	0.03584	79	3.49733	6.08900	2.43912	4.80146

29	0.04668	0.08170	0.03251	0.03834	80	3.96100	6.53125	2.82086	5.37704

30	0.04501	0.08337	0.03417	0.04084	81	4.49358	7.00358	3.23010	6.05158

31	0.04835	0.08754	0.03584	0.04418	82	5.10686	7.60972	3.65596	6.81830

32	0.05168	0.09422	0.04001	0.04751	83	5.82291	8.40539	4.14748	7.64507

33	0.05668	0.10089	0.04668	0.05668	84	6.66210	9.31617	4.82958	8.44838

34	0.06586	0.10840	0.05418	0.06836	85	7.64417	10.36138	5.61965	9.42708

35	0.07670	0.11758	0.06169	0.07920	86	8.78935	11.54945	6.41042	10.58781

36	0.08838	0.12842	0.07003	0.09338	87	10.11221	12.88214	7.32646	11.73999

37	0.10006	0.14094	0.07670	0.10840	88	11.59966	14.33254	8.38254	12.99755

38	0.10923	0.15597	0.08254	0.12258	89	13.22687	15.86442	9.56128	14.34231

39	0.11591	0.17684	0.08504	0.13343	90	14.96281	17.44422	10.85333	15.74030

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

40	0.12175	0.19855	0.08587	0.14345	91	16.75815	19.02260	12.26342	17.18368

41	0.12926	0.22110	0.08671	0.15179	92	18.58107	20.57599	13.81441	18.68869

42	0.13760	0.24199	0.08671	0.16098	93	20.38033	22.06638	15.46390	20.18093

43	0.14595	0.26037	0.08671	0.17016	94	22.06638	23.41872	17.20990	21.64133

44	0.15096	0.27375	0.08754	0.17934	95	23.86216	24.88209	19.26070	23.31064

45	0.15597	0.28879	0.08921	0.19354	96	25.99959	26.72182	21.71026	25.27107

46	0.16181	0.30719	0.09255	0.21191	97	28.35327	28.80495	24.46746	27.35722

47	0.16765	0.32726	0.09755	0.23280	98	30.94902	31.17660	27.54398	29.53318

48	0.17517	0.34984	0.10339	0.25536	99	33.75115	33.81926	30.92665	31.74040

49	0.18352	0.37494	0.11090	0.28043	100+	0	0	0	0

50	0.19437	0.40423	0.12091	0.30802
* Attained ages 0-20 are juvenile issues
If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.
The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

 Appendix C: Monthly Underwriting and Sales Expense Charges

This Table applies for Prior Policies and Updated Policies in all states other than California.

GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.075	N/A	0.072	41	0.352	0.415	0.281	0.287

1	N/A	0.076	N/A	0.072	42	0.368	0.436	0.292	0.298

2	N/A	0.077	N/A	0.073	43	0.383	0.457	0.303	0.310

3	N/A	0.078	N/A	0.074	44	0.398	0.478	0.314	0.321

4	N/A	0.079	N/A	0.075	45	0.414	0.499	0.325	0.332

5	N/A	0.080	N/A	0.076	46	0.441	0.532	0.346	0.352

6	N/A	0.083	N/A	0.078	47	0.468	0.564	0.367	0.371

7	N/A	0.085	N/A	0.081	48	0.495	0.597	0.388	0.391

8	N/A	0.088	N/A	0.083	49	0.522	0.629	0.409	0.411

9	N/A	0.091	N/A	0.086	50	0.549	0.662	0.430	0.430

10	N/A	0.093	N/A	0.088	51	0.591	0.707	0.461	0.461

11	N/A	0.098	N/A	0.092	52	0.632	0.753	0.492	0.492

12	N/A	0.103	N/A	0.097	53	0.673	0.798	0.523	0.523

13	N/A	0.108	N/A	0.101	54	0.714	0.843	0.553	0.553

14	N/A	0.113	N/A	0.106	55	0.755	0.889	0.584	0.584

15	N/A	0.118	N/A	0.110	56	0.816	0.952	0.638	0.638

16	N/A	0.126	N/A	0.116	57	0.877	1.015	0.693	0.693

17	N/A	0.134	N/A	0.122	58	0.938	1.077	0.747	0.747

18	N/A	0.142	N/A	0.128	59	0.999	1.140	0.801	0.801

19	N/A	0.150	N/A	0.134	60	1.060	1.203	0.855	0.855

20	N/A	0.158	N/A	0.140	61	1.108	1.222	0.903	0.903

21	0.159	0.173	0.140	0.142	62	1.156	1.242	0.950	0.950

22	0.161	0.188	0.140	0.145	63	1.204	1.261	0.998	0.998

23	0.162	0.203	0.140	0.147	64	1.251	1.280	1.045	1.045

24	0.163	0.218	0.140	0.150	65	1.299	1.299	1.093	1.093

25	0.164	0.233	0.140	0.152	66	1.351	1.351	1.144	1.144

26	0.173	0.242	0.146	0.159	67	1.402	1.402	1.195	1.195

27	0.183	0.250	0.151	0.166	68	1.454	1.454	1.246	1.246

28	0.193	0.259	0.158	0.173	69	1.505	1.505	1.297	1.297

29	0.202	0.268	0.163	0.180	70	1.557	1.557	1.348	1.348

30	0.212	0.276	0.169	0.186	71	1.645	1.645	1.431	1.431

31	0.221	0.285	0.177	0.194	72	1.733	1.733	1.515	1.515

32	0.231	0.293	0.185	0.202	73	1.821	1.821	1.598	1.598

33	0.240	0.302	0.193	0.210	74	1.909	1.909	1.682	1.682

34	0.249	0.310	0.200	0.218	75	1.997	1.997	1.765	1.765

35	0.258	0.319	0.208	0.225	76	2.039	2.039	1.802	1.802

36	0.274	0.334	0.221	0.235	77	2.081	2.081	1.839	1.839

37	0.290	0.349	0.233	0.246	78	2.123	2.123	1.876	1.876

38	0.306	0.364	0.245	0.256	79	2.164	2.164	1.913	1.913

39	0.321	0.379	0.257	0.266	80	2.206	2.206	1.950	1.950

40	0.337	0.394	0.270	0.276
* Attained ages 0-20 are juvenile issues

This Table applies for Updated Policies issued only in the state of California.

GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.075	N/A	0.072	41	0.352	0.415	0.281	0.287

1	N/A	0.076	N/A	0.072	42	0.368	0.436	0.292	0.298

2	N/A	0.077	N/A	0.073	43	0.383	0.457	0.303	0.310

3	N/A	0.078	N/A	0.074	44	0.398	0.478	0.314	0.321

4	N/A	0.079	N/A	0.075	45	0.414	0.499	0.325	0.332

5	N/A	0.080	N/A	0.076	46	0.441	0.532	0.346	0.352

6	N/A	0.083	N/A	0.078	47	0.468	0.564	0.367	0.371

7	N/A	0.085	N/A	0.081	48	0.495	0.597	0.388	0.391

8	N/A	0.088	N/A	0.083	49	0.522	0.629	0.409	0.411

9	N/A	0.091	N/A	0.086	50	0.549	0.662	0.430	0.430

10	N/A	0.093	N/A	0.088	51	0.591	0.707	0.461	0.461

11	N/A	0.098	N/A	0.092	52	0.632	0.753	0.491	0.492

12	N/A	0.103	N/A	0.097	53	0.673	0.794	0.522	0.523

13	N/A	0.108	N/A	0.101	54	0.714	0.801	0.553	0.553

14	N/A	0.113	N/A	0.106	55	0.722	0.810	0.584	0.584

15	N/A	0.118	N/A	0.110	56	0.738	0.821	0.638	0.638

16	N/A	0.126	N/A	0.116	57	0.753	0.827	0.693	0.693

17	N/A	0.134	N/A	0.122	58	0.761	0.828	0.747	0.747

18	N/A	0.142	N/A	0.128	59	0.783	0.836	0.756	0.801

19	N/A	0.150	N/A	0.134	60	0.798	0.880	0.760	0.855

20	N/A	0.158	N/A	0.140	61	0.811	0.927	0.769	0.903

21	0.159	0.173	0.140	0.142	62	0.823	0.971	0.782	0.950

22	0.161	0.188	0.140	0.145	63	0.835	0.969	0.796	0.998

23	0.162	0.203	0.140	0.147	64	0.847	0.940	0.808	1.045

24	0.163	0.218	0.140	0.150	65	0.858	0.911	0.821	1.050

25	0.164	0.233	0.140	0.152	66	0.869	0.881	0.834	1.023

26	0.173	0.242	0.146	0.159	67	0.880	0.850	0.846	0.997

27	0.183	0.250	0.151	0.166	68	0.907	0.847	0.857	0.969

28	0.193	0.259	0.158	0.173	69	0.916	0.854	0.870	0.940

29	0.202	0.268	0.163	0.180	70	0.921	0.864	0.894	0.910

30	0.212	0.276	0.169	0.186	71	0.931	0.879	0.918	0.878

31	0.221	0.285	0.177	0.194	72	0.942	0.897	0.914	0.874

32	0.231	0.293	0.185	0.202	73	0.954	0.915	0.922	0.884

33	0.240	0.302	0.193	0.210	74	0.962	0.931	0.931	0.892

34	0.249	0.310	0.200	0.218	75	0.972	0.949	0.939	0.899

35	0.258	0.319	0.208	0.225	76	0.973	0.954	0.939	0.898

36	0.274	0.334	0.221	0.235	77	0.975	0.960	0.940	0.897

37	0.290	0.349	0.233	0.246	78	0.976	0.963	0.942	0.898

38	0.306	0.364	0.245	0.256	79	0.984	0.962	0.957	0.916

39	0.321	0.379	0.257	0.266	80	0.991	0.964	0.948	0.910

40	0.337	0.394	0.270	0.276
* Attained ages 0-20 are juvenile issues

Appendix D: Table of Surrender Charge Factors

These tables apply for Prior Policies.

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00

22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00

23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00

24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00

25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00

26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00

27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00

28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00

29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00

30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00

31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00

32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00

33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00

34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00

35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00

36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00

37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00

38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00

39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00

40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00

41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00

42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00

43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00

44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00

45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00

46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00

47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00

48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00

49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00

50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00

51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00

52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00

53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00

54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00

55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00

56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00

57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00

58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00
TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00

60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00

61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00

62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00

68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00

69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00

71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00

72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00

73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00

74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00

76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00

77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00

78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00

79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00

80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00

1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00

2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00

3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00

4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00

5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00

6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00

7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00

8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00

9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00

10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00

11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00

12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00

13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00
TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00

15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00

16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00

17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00

18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00

19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00

20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00

21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00

22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00

23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00

24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00

25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00

26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00

27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00

28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00

29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00

30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00

31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00

32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00

33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00

34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00

35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00

36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00

37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00

38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00

39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00

40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00

41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00

42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00

43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00

44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00

45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00

46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00

47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00

48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00

49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00

50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00

51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00

52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00

53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00

54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00

55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00

56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00

57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00

58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00

59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00

68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00

69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00

71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00

72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00

73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00

74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00

76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00

77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00

78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00

79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00

80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00

22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00

23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00

24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00

25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00

26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00

27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00

28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00

29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00

30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00

31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00

33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00

34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00

35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00

36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00

37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00

38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00

39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00

40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00

41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00

42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00

43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00

44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00

45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00

59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00

68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00

69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00

71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00

75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00

76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00

77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00

78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00

1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00

2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00

3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00

4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00

5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00

6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00

7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00

8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00

9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00

10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00

11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00

12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00

13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00

14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00

15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00

16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00

17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00

18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00

19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00

20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00

21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00

22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00

23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00

24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00

25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00

26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00

27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00

28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00

29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00

31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00

32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00

33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00

34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00

35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00

36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00

37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00

38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00

39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00

40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00

41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00

42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00

43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00

44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00

45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00

59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00

64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00

68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00

69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00

71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00

75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00

76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00

77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00

78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

These tables apply for Updated Policies.

TABLE OF SURRENDER CHARGE FACTORS, Male Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	—

1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	—

2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	—

3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	—

4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	—

5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	—

6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	—

7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	—

8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	—

9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	—

10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	—

11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	—

12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	—

13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	—

14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	—

15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	—

16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	—

17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	—

18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	—

19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	—

20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	—

21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	—

22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	—

23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	—

24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	—

25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	—

26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	—

27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	—

28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	—

29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	—

30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	—

31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	—

32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	—

33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	—

34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	—

35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	—

36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	—

37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	—

38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	—

39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	—

40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	—

41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	—

42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	—

43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	—

44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	—

45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	—

46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	—

47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	—

48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	—

49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	—

50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	—

51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	—

52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	—

53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	—

54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	—

55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	—

56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	—

57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	—

58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	—

59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	—

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	—

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

68	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

69	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

70	43.30	41.14	38.54	36.37	34.21	32.04	27.28	18.19	9.09	—

71	42.50	40.38	37.83	35.70	33.58	31.45	26.78	17.85	8.93	—

72	41.60	39.52	37.02	34.94	32.86	30.78	26.21	17.47	8.74	—

73	40.70	38.67	36.22	34.19	32.15	30.12	25.64	17.09	8.55	—

74	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	—

76	38.60	36.67	34.35	32.42	30.49	28.56	24.32	16.21	8.11	—

77	38.10	36.20	33.91	32.00	30.10	28.19	24.00	16.00	8.00	—

78	37.60	35.72	33.46	31.58	29.70	27.82	23.69	15.79	7.90	—

79	37.20	35.34	33.11	31.25	29.39	27.53	23.44	15.62	7.81	—

80	36.70	34.87	32.66	30.83	28.99	27.16	23.12	15.41	7.71	—

TABLE OF SURRENDER CHARGE FACTORS, Male Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	—

22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	—

23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	—

24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	—

25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	—

26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	—

27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	—

28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	—

29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	—

30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	—

31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	—

32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	—

33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	—

34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	—

35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	—

36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	—

37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	—

38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	—

39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	—

40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	—

41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	—

42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	—

43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	—

44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	—

45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	—

46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	—

47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	—

48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	—

49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	—

50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	—

51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	—

52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	—

53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	—

54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	—

55	26.35	25.03	23.45	22.13	20.82	19.50	16.60	11.07	5.53	—

56	27.03	25.68	24.06	22.71	21.35	20.00	17.03	11.35	5.68	—

57	27.80	26.41	24.74	23.35	21.96	20.57	17.51	11.68	5.84	—

58	28.67	27.24	25.52	24.08	22.65	21.22	18.06	12.04	6.02	—

59	29.64	28.16	26.38	24.90	23.42	21.93	18.67	12.45	6.22	—

60	30.73	29.19	27.35	25.81	24.28	22.74	19.36	12.91	6.45	—

61	32.05	30.45	28.52	26.92	25.32	23.72	20.19	13.46	6.73	—
62	33.51	31.83	29.82	28.15	26.47	24.80	21.11	14.07	7.04	—

63	35.10	33.35	31.24	29.48	27.73	25.97	22.11	14.74	7.37	—

64	36.83	34.99	32.78	30.94	29.10	27.25	23.20	15.47	7.73	—

65	38.72	36.78	34.46	32.52	30.59	28.65	24.39	16.26	8.13	—

66	40.74	38.70	36.26	34.22	32.18	30.15	25.67	17.11	8.56	—

67	42.97	40.82	38.24	36.09	33.95	31.80	27.07	18.05	9.02	—

68	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

69	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

70	43.30	41.14	38.54	36.37	34.21	32.04	27.28	18.19	9.09	—

71	42.50	40.38	37.83	35.70	33.58	31.45	26.78	17.85	8.93	—

72	41.60	39.52	37.02	34.94	32.86	30.78	26.21	17.47	8.74	—

73	40.70	38.67	36.22	34.19	32.15	30.12	25.64	17.09	8.55	—

74	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	—

76	38.60	36.67	34.35	32.42	30.49	28.56	24.32	16.21	8.11	—

77	38.05	36.15	33.86	31.96	30.06	28.16	23.97	15.98	7.99	—

78	37.50	35.63	33.38	31.50	29.63	27.75	23.63	15.75	7.88	—

79	36.65	34.82	32.62	30.79	28.95	27.12	23.09	15.39	7.70	—

80	35.85	34.06	31.91	30.11	28.32	26.53	22.59	15.06	7.53	—

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	—

1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	—

2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	—

3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	—

4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	—

5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	—

6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	—

7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	—

8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	—

9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	—

10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	—

11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	—

12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	—

13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	—

14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	—

15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	—

16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	—

17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	—

18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	—

19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	—

20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	—

21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	—

22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	—

23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	—

24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	—

25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	—

26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	—

27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	—

28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	—

29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	—

30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	—

31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	—

32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	—

33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	—

34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	—

35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	—

36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	—

37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	—

38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	—

39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	—

40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	—

41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	—

42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	—

43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	—

44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	—

45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	—

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	—

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	—

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	—

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	—

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	—

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	—

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	—

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	—

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	—

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	—

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	—

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	—

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	—

59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	—

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	—

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	—

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	—

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	—

64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	—

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	—

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	—

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	—

68	39.40	37.43	35.07	33.10	31.13	29.16	24.82	16.55	8.27	—

69	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

70	42.40	40.28	37.74	35.62	33.50	31.38	26.71	17.81	8.90	—

71	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

72	43.80	41.61	38.98	36.79	34.60	32.41	27.59	18.40	9.20	—

73	42.95	40.80	38.23	36.08	33.93	31.78	27.06	18.04	9.02	—

74	42.15	40.04	37.51	35.41	33.30	31.19	26.55	17.70	8.85	—

75	41.30	39.24	36.76	34.69	32.63	30.56	26.02	17.35	8.67	—

76	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

77	40.45	38.43	36.00	33.98	31.96	29.93	25.48	16.99	8.49	—

78	39.95	37.95	35.56	33.56	31.56	29.56	25.17	16.78	8.39	—

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	—

22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	—

23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	—

24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	—

25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	—

26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	—

27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	—

28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	—

29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	—

30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	—

31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	—

32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	—

33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	—

35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	—

36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	—

37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	—

38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	—

39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	—

40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	—

41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	—

42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	—

43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	—

44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	—

45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	—

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	—

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	—

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	—

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	—

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	—

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	—

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	—

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	—

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	—

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	—

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	—

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	—

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	—

59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	—

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	—

61	28.72	27.28	25.56	24.12	22.69	21.25	18.09	12.06	6.03	—

62	29.83	28.34	26.55	25.06	23.57	22.07	18.79	12.53	6.26	—

63	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	—

64	32.35	30.73	28.79	27.17	25.56	23.94	20.38	13.59	6.79	—

65	33.80	32.11	30.08	28.39	26.70	25.01	21.29	14.20	7.10	—

66	35.35	33.58	31.46	29.69	27.93	26.16	22.27	14.85	7.42	—

67	37.06	35.21	32.98	31.13	29.28	27.42	23.35	15.57	7.78	—

68	38.95	37.00	34.67	32.72	30.77	28.82	24.54	16.36	8.18	—

69	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

70	42.40	40.28	37.74	35.62	33.50	31.38	26.71	17.81	8.90	—

71	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

72	43.80	41.61	38.98	36.79	34.60	32.41	27.59	18.40	9.20	—

73	43.00	40.85	38.27	36.12	33.97	31.82	27.09	18.06	9.03	—

74	42.15	40.04	37.51	35.41	33.30	31.19	26.55	17.70	8.85	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

75	41.30	39.24	36.76	34.69	32.63	30.56	26.02	17.35	8.67	—

76	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

77	40.45	38.43	36.00	33.98	31.96	29.93	25.48	16.99	8.49	—

78	39.95	37.95	35.56	33.56	31.56	29.56	25.17	16.78	8.39	—

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

Home Office	Service Center
12822 SE 32nd Street, Suite 2	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time
The Statement of Additional Information (“SAI”) dated May 1, 2026 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.
You can obtain the SAI (at no cost) by visiting our website at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=fnwl&fid=NRVA04459, by writing to the Service Center at the address shown above, or by calling 1-877-376-8008. You may also obtain reports and other information about the Variable Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

EDGAR Contract Identifier: C000064226

Statement of Additional Information for the Farmers EssentialLife® Variable Universal Life
Individual Flexible Premium Variable Life Insurance Policy
Issued Through
Farmers Variable Life Separate Account A
Offered by
Farmers New World Life Insurance Company
12822 SE 32nd Street, Suite 2
Bellevue, Washington 98005
Phone: 1-800-238-9671
Service Center:
P.O. Box 724208
Atlanta, Georgia 31139
Phone: 1-877-376-8008 (toll free)
8:00 a.m. to 6:00 p.m. Eastern Time
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2026 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.
This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.
The date of this Statement of Additional Information is May 1, 2026.

General Information and History

Farmers New World Life Insurance Company
Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 12822 SE 32nd Street, Suite 2, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.
Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.
Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.
Farmers Variable Life Separate Account A
Farmers established the Variable Account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.
We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.
  Services

Third Party Administration Agreement
We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 201, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.
Records
We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.
Legal Matters
All matters of state and federal law pertaining to the Policy have been passed upon by Corporate Counsel.
Experts

The financial statements of Farmers New World Life Insurance Company at December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
 The financial statements of the subaccounts of Farmers Variable Life Separate Account A at December 31, 2025, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm , as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
Report to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current Face Amount	• any Policy Loan taken since the last report

• Death Benefit at the end of the report period	• premiums paid since the last report

• the Contract Value	• all deductions since the last report

• the Cash Surrender Value	• any outstanding Policy Loan Balance

• any other information required by the state where the Policy was issued.
You may request additional copies of reports for a fee not to exceed $25. We will maintain all records relating to the variable account and the Fixed Account.

Distribution of Policies – Underwriters

We discontinued offering new Contracts in 2024. We will continue to accept premium and to process transactions for existing Contracts.
Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker- dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.
We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies (even prior to the date that sales of the Policies began), in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter

2023	$ 7,746,303	0
2024	$ 5,634,276	0
2025	$4,585,665	0

*	Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.
FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,938,134 in commissions for all variable life insurance policies supported by the variable account in 2025.
We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers.
FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.
Certain non-cash compensation also may be provided jointly with FFS. During 2025, we paid FFS sales representatives and district managers $0.00 in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.
We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (3) other sales expenses incurred by them.
  Subaccount Unit Value

On the Valuation Day that a Subaccount is first available, the Accumulation Unit Value is set at an initial value by us. The Accumulation Unit Value at the end of any later Valuation Day is equal to A x B where:
“A” is equal to the Subaccount’s Accumulation Unit Value at the end of the immediately preceding Valuation Day.
“B” is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals (X / Y ) – Z where:
“X” equals:
1.	the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus
2.	the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less
3.	the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less
4.	the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount;
“Y” equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day; and “Z” equals the daily equivalent of the annual Mortality and Expense Risk Charge for the Valuation Day times the number of days since the last Valuation Day.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, Your Subaccount Policy Value may increase, decrease or remain the same.
Additional Policy Provisions

The Policy
The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.
Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy to:
•
conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	reflect a change in the variable account’s operations.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.
Our Right to Contest the policy
In issuing the Policy, we rely on all statements made by or for the insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy’s validity, any increases in Face Amount, any reinstatement of the Policy, any attached rider, or we may resist a claim under the Policy.
In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in Face Amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.
Suicide Exclusion
If, within two years after the Issue Date, the Insured dies by suicide, while sane or insane, we will limit the Death Benefit Amount Payable to:
1.	the Premium Payments made; less
2.	any Policy Loan Balance; less
3.	any Partial Surrender amounts previously paid by Us.
A new two-year suicide period will apply to each Policy Change for which we require Evidence of Insurability starting on the effective date of each such Policy Change. During this two-year period, if the Insured dies by suicide while sane or insane, the Death Benefit Amount Payable will be limited to the amount that would have been payable if the Policy Change had not been made, plus any additional Cost of Insurance Charges and Monthly Underwriting and Sales Expense Charges that have been deducted from the Contract Value solely as a result of the Policy Change.
Misstatement of Age or Gender
If the Insured’s age or gender has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent Cost of Insurance Charge based on the Insured’s correct age or gender.
Proof of age or gender may be filed with us at any time. Once the insured’s age or gender is established to our satisfaction, we will use this age or gender in any settlement.
Addition, Deletion or Substitution of Investments
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.
Resolving Material Conflicts
The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.
We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.
In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.
Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the Face Amount (but not both, unless done simultaneously) once each Policy year.
•	You must make your request in writing and sign the request.
•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:
•	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.
•	We conclude the insured has an excessive amount of insurance coverage.
•	We conclude the Owner no longer has an insurable interest in the insured.
•	The effective date of the change will be the monthly due date following the date when we approve your request for a change.
•	The minimum premium will be recalculated.
•	We will send you a Policy endorsement with the change to attach to your Policy.
•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.
From Option A (variable death benefit) to Option B (level death benefit)
•	We do not require evidence of insurability.
•	The Face Amount will change. The new Option B Face Amount will equal the Option A Face Amount prior to the change plus the Contract Value on the effective date of the change.
•	We will not impose an additional underwriting and sales expense charge on the portions of any increase in Face Amount due to a change in death benefit option.
•	The minimum premium will increase.
•
The change in option affects the determination of the death benefit since Contract Value is no longer added to the Face Amount. The death benefit will equal the new Face Amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)
•	You must provide satisfactory evidence of insurability.
•
The Face Amount will change. The new Option A Face Amount will equal the Option B Face Amount prior to the change less the Contract Value on the effective date of the change, but the new Face Amount will not be less than the minimum Face Amount shown on your Policy specifications page.

•	We will not impose any partial surrender charge solely as a result of this change in Face Amount.
•	The minimum premium will decrease.
•
The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new Face Amount, and the death benefit will then vary with the Contract Value.

•	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the Face Amount.
Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.
Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.
Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.
Under any settlement option, the dollar amount of each payment will depend on three things:
•	the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and
•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.
If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.
Option 1 – Interest Accumulation:
•	Your proceeds will earn interest at a rate of not less than 2.5% per year compounded annually.
•	We may not keep the funds under this option for longer than five years, unless the Payee is a minor, in which case we may hold the funds until the Payee attains the age of majority.
Option 2 – Interest Income:
•	Each $1,000 of proceeds will yield an income of not less than $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.
•	Unless you direct otherwise, or the Payee is a minor, the Payee may withdraw the proceeds at any time.
•	After the first year, we may defer such withdrawal for up to six months.
Option 3 – Income—Period Certain:
•	We will pay installments for a specified period.
•	The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.
Option 4 – Income—Amount Certain:
•	We will pay installments of a specified amount until the proceeds together with interest are paid in full.
•	We will credit interest at a rate of not less than 2.5% compounded annually.
Option 5 – Income—Life:
•	We will pay installments for the payee’s lifetime.
•	We will make payments for at least a specified guaranteed number of installments.
•	The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.
•
We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years
Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.
  Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.
You may cancel your participation in the program at any time.
You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.
We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.
Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The AAR may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.
For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.
If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).
Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.
You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.
We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging Program discussed above.
  Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.
Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2025 and 2024, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2025, 2024, and 2023, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are set forth below. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.
The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2025 and for the period ending December 31, 2025, as well as the Report of the Independent Registered Public Accounting Firm, are set forth below.
Reinsurance

Strategic partnership for Reinsurance and Administration. We have entered into a strategic partnership with Resolution Life US for the reinsurance and administrative oversight of certain in-force FNWL variable universal life insurance policies and variable annuity contracts effective August 1, 2023. Security Life of Denver Insurance Company (“SLD”), a wholly owned subsidiary of Resolution Life US, will provide servicing and administrative oversight in concert with third party administrator, Infosys McCamish, of certain in-force FNWL variable universal life insurance policies and variable annuities. There are no changes to the provisions of your in-force variable universal life insurance policy.

Other Information
Exhibits

a.	Board of Directors Resolutions.

	1.	Incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on July 26, 1999.

b.	Custodian Agreements.

Not applicable.

c.	Underwriting Contracts.
1.
Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

2.
Registered Representative Agreement Farmers Financial Solutions, LLC Registered Representative Agreement Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

3.
Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

4.
First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

5.
Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 for Farmers Variable Life Separate Account A, (File Nos. 333-149540 and 811-09507).

d.	Contracts.

1.
Specimen Flexible Premium Variable Life Insurance Policy, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

2.
Monthly Disability Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March  4, 2008 (File Nos. 333-149540 and 811-09507).

3.
Waiver of Deduction Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March  4, 2008 (File Nos. 333-149540 and 811-09507).

4.
Accidental Death Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March  4, 2008 (File Nos. 333-149540 and 811-09507).

5.
Children’s Term Insurance Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March  4, 2008 (File Nos. 333-149540 and 811-09507).

6.
Automatic Increase Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March  4, 2008 (File Nos. 333-149540 and 811-09507).

7.
Accelerated Benefit Rider for Terminal Illness, is incorporated herein by reference to the initial registration statement on Form  N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

e.	Applications.

1.
Form  of Application for Flexible Premium Life Insurance, is incorporated herein by reference to the initial registration statement on Form  N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

2.
Variable Policy Application Supplement (May  2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form  N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

3.
Form of Application for Flexible Premium Life Insurance, is incorporated herein by reference to Post-Effective Amendment No.  3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

4.
Variable Universal Policy Application Supplement (January  2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April  30, 2013 (File Nos. 333-149540 and 811-09507).

5.
Variable Policy Application Supplement (Interstate Compact Version) (May  2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April  28, 2015 (File Nos. 333-149540 and 811-09507).

6.
Variable Policy Application Supplement (AR, AZ, CA, IL, MT, SD) (May  2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April  28, 2015 (File Nos. 333-149540 and 811-09507).

7.
Variable Policy Application Supplement (ND) (May 2015), is incorporated herein by reference to Post-Effective Amendment No.  7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

8.
Variable Policy Application Supplement (Interstate Compact Version) (May  2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April  29, 2016 (File Nos. 333-149540 and 811-09507).

9.
Variable Policy Application Supplement (ND) (May 2016), is incorporated herein by reference to Post-Effective Amendment No.  8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

10.
Variable Policy Application Supplement (non-ICC Version) (May  2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April  29, 2016 (File Nos. 333-149540 and 811-09507).

11.
Variable Policy Application Supplement (SD) (May 2016), is incorporated herein by reference to Post-Effective Amendment No.  8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

12.
Variable Policy Application Supplement (Interstate Compact) (May  2021), is incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

	13.	Variable Policy Application Supplement (NonCom) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14.
14.
Variable Policy Application Supplement (ND) (May 2021), is incorporated herein by reference to Post-Effective Amendment No.  14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

15.
Variable Policy Application Supplement (SD) (May 2021), is incorporated herein by reference to Post-Effective Amendment No.  14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

f.	Depositor’s Certificate of Incorporation and By-Laws.

1.
Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

2.
By-laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

3.
Revised and Restated By-Laws of Farmers New World Life Insurance Company (July  23, 2009), is incorporated herein by reference to the initial registration statement on Form  N-6 for Farmers Variable Life Separate Account A (File Nos. 333-149540 and 811-09507).

4.
Revised and Restated By-Laws of Farmers New World Life Insurance Company (July  23, 2009), is incorporated herein by reference to filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

5.
Revised and Restated By-Laws of Farmers New World Life Insurance Company (July  15, 2010), is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

6.
Revised and Restated By-Laws of Farmers New World Life Insurance Company (February  27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

7.
Revised and Restated By-Laws of Farmers New World Life Insurance Company (May  27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

8.
Amended Articles of Incorporation of Farmers New World Life Insurance Company (February  27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

g.	Reinsurance Contracts.

1.
Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008], is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

2.
Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008], is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

3.
Amendment No.  1 to the Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009], is incorporated herein by reference to Post-Effective Amendment No. 1 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2009 (File Nos. 333-149540 and 811-09507).

4.
Automatic YRT Reinsurance Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on March 22, 2010], is incorporated herein by reference to Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

5.
Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2011], is incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

6.
Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company, is incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

7.
Amendment to the Reinsurance Agreements between Farers New World Life Insurance Company and RGA Reinsurance Company (January  1, 2017), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

8.
Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company (December  8, 2017), is incorporated herein by referenced in Post-Effective Amendment No. 10 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	9.	Amendment No. 3 to the Reinsurance Agreements between Farmers New World Life Insurance Company and Ace Life Insurance Company (Effective April 23, 2017).
10.
Amendment No.  3 to the Reinsurance Agreements between Farmers New World Life Insurance Company and Ace Life Insurance Company (Effective April  23, 2017) Addendum to the Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company (Effective December  7, 2019) incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April  30, 2020 (File Nos. 333-149540 and 811-09507).

	11.	Commutation and Release Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company, Ltd. dated as of August 1, 2023, redacted for confidentiality filed herewith.
	12.	Coinsurance and Modified Coinsurance Agreement between Farmers New World Life Insurance Company and Security Life of Denver Insurance Company effective August 1, 2023.

h.	Agreements.

1.
Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form  N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

2.
Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

3.
Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

4.
Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

5.
Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999

6.
Amendment No.  1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,  Inc. and Farmers New World Life Insurance Company ,is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

7.
Amendment No.  2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

8.
Amendment No.  1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

9.
Amendment No.  1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

10.
Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

11.
Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

12.
Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

13.
Participation Agreement among WM Variable Trust, WM Funds Distributor,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

14.
Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

15.
Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor,  Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

16.
Amendment No.  4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,  Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 7 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

17.
Supplement to Participation Agreement among DWS Variable Series  II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

18.
Form of Rule  22c-2 Shareholder Information Agreement, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

19.
Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor,  Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form  N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

20.
Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

21.
Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,  Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

22.	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

23.
Participation Agreement among Principal Funds Distributor,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by referenced in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August  27, 2008 (File Nos. 333-9540 and 811-09507).

24.
Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas,  Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August  27, 2008 (File Nos. 333-9540 and 811-09507).

25.
Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas,  Inc., DWS Variable Series II, DWS Scudder Distributors,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August  27, 2008 (File Nos. 333-9540 and 811-09507).

26.
Amendment No.  2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

27.
Amendment No.  6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form  N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

28.
Amendment No. 1 to the Participation Agreement among Janus Aspen Series  (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No.  2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August  27, 2008 (File Nos. 333-9540 and 811-09507).

29.
Amendment No. 1 to the Participation Agreement among Janus Aspen Series  (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No.  2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August  27, 2008 (File Nos. 333-9540 and 811-09507).

30.
Amendment No.  2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

31.
Novation Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011), is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

32.
Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series  II (“DWSVS II”), Deutsche Investment Management Americas Inc, DWS Investments Distributors,  Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

33.
Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

34.
Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

35.
Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series  I, Deutsche Investment Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February  4, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

36.
Amendment to Participation Agreement Dated April  23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February  4, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

37.
Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series  II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013, is incorporated herein by reference to filed in Post-Effective Amendment No.  5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April  30, 2013 (File Nos. 333-149540 and 811-09507).

38.
Amendment to Participation Agreement Dated May  15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January  15, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

39.
Participation Agreement Addendum to Participation Agreement Dated May  15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors,  Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

40.
Amendment to Participation Agreement Dated May  15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January  28, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

41.
Amendment to the Fund Participation Agreement dated April  20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April  30, 2013 (File Nos. 333-149540 and 811-09507).

42.
Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January  1, 2015.), is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

43.
Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.), is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

44.
Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August  25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor,  Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

45.
Termination of Participation Agreement (dated March 28, 2001) among Calvert Variable Series,  Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December  30, 2016, is incorporated herein by reference to filed in Post-Effective Amendment No. 10 to the initial registration statement on Form  N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

46.
Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series,  Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016, is incorporated herein by reference to filed in Post-Effective Amendment No.  10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May  21, 2018 (File Nos. 333-149540 and 811-09507).

47.
Amendment No.  1 to Fund Participation and Service Agreement among Farmers New World Life Insurance Company, American Funds Distributors,  Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series., effective December 31, 2018

48.
Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company, effective June 25, 2021 filed with the SEC on April 29, 2022.

i.	Administrative Contracts.
1.
Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

2.
Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April  1, 2001, incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

j.	Other Material Contracts.
	1.	Power of Attorney, Filed herewith
k.	Legal Opinion.
	1.	Opinion of Ian Macleod, Attorney-in-Fact, Filed herewith
l.	Actuarial Opinion. Not applicable.
m.	Calculations. Not applicable.
n.	Other Opinions.
	1.	Consent of Independent Registered Public Accounting Firm Filed herewith.
o.	Omitted Financial Statements.
Not applicable.
p.	Initial Capital Agreements.
Not applicable.
q.	Redeemability Exemption.
1.
Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form  N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

2.
Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

3.
Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

4.
Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

5.
Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

6.
Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post Effective Amendment No. 18 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

r.	Form of Initial Summary Prospectuses, Filed herewith.

Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Annette Thompson[3]	Director
Scott Stoll[7]	Director
David Travers[5]	Director
Warren Tucker[6] John Griek[1]	Director Director and Assistant Treasurer
David Hernandez[2]	Director, Chairman of the Board and Interim President
Clay Callahan[2]	Chief Financial Officer
Michael Rohwetter4	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer

Keith A. Terry[2]	Appointed Actuary, Illustration Actuary and Chief Actuary
Nick Shappie[2]	Controller
Michael Hoetzel[2]	Chief Claims Officer
Robert Gibson[2]	38a-1 Chief Compliance Officer
Dan Krause[2]	Interim Chief Underwriting Officer
Tina de Jong[2]	Managing Corporate Counsel and Corporate Secretary
Jim Taylor[1]	Chief Compliance Officer
Michael Langford[1]	Assistant Treasurer
Asya Alexandrovich[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Matthew Bowman[2] John Odendahl[1] Jessica Brostek-Maciel[1]	Assistant Secretary Assistant Secretary Assistant Secretary

1	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
2	The principal business address is 12822 SE 32nd Street, Suite 2, Bellevue, WA 98005.
3	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
4	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
5	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
6	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
7	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952.

Persons Controlled by Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%

3PZ Holdings, LLC	DE	ZSF/Dallas Tower LLC	63.77000
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
AIG Travel Asia Pacific Pte. Ltd.	SGP	Zurich Cover-More Global Travel, Inc.	100.00000
AIG Travel Assist Consulting (Shanghai) Co., Ltd.	CHN	Zurich Cover-More Global Travel, Inc.	100.00000
AIG Travel Assist Malaysia Sdn. Bhd.	MYS	Zurich Cover-More Global Travel, Inc.	100.00000
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 5, LLC	DE	American Zurich Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Boxx Cyber Services Middle East Ltd	ARE	Boxx Insurance Inc.	100.00000
Boxx Insurance Inc.	CAN	Zürich Versicherungs-Gesellschaft AG	33.33333
Boxx Insurance LLC	FL	Boxx Insurance Inc.	100.00000
Boxx Services PTE Limited	SGP	Boxx Insurance Inc.	100.00000
Boxx Solutions LLC	FL	Boxx Insurance LLC	100.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
brokerbusiness.ch AG	CHE	Zürich Versicherungs-Gesellschaft AG	25.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Industrial 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 6, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
Cofitem-Cofimur	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Collective Benefits Ltd	GBR	Travel Guard Assist, Inc.	100.00000
Collective Denmark ApS	DNK	AIG Travel Asia Pacific Pte. Ltd.	100.00000
Collective Europe Holdings B.V.	NLD	Travel Guard Assist, Inc.	100.00000
Collective Netherlands B.V.	NLD	AIG Travel Asia Pacific Pte. Ltd.	100.00000
Collective Society Ltd	GBR	Travel Guard Assist, Inc.	100.00000
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cowbell Cyber India Private Limited	IND	Cowbell Cyber, Inc.	100.00000
Cowbell Cyber Limited	GBR	Cowbell Cyber, Inc.	100.00000
Cowbell Cyber Technologies ULC	CAN	Cowbell Cyber, Inc.	100.00000
Cowbell Insurance Agency Inc.	CAN	Cowbell Cyber, Inc.	100.00000
Cowbell Insurance Agency, LLC	CA	Cowbell Cyber, Inc.	100.00000
Cowbell Managing General Agency Limited	GBR	Cowbell Cyber, Inc.	100.00000
Cowbell Reinsurance Company	VT	Cowbell Cyber, Inc.	100.00000
Cowbell Specialty Insurance Company	NE	Cowbell Cyber, Inc.	100.00000
Cowbell, Inc.	DE	Cowbell Cyber, Inc.	100.00000
CREC (Bloomington) Lender, LLC	DE	Zurich Structured Finance, Inc.	0.00000
CREC (Dallas) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Florence), LLC	DE	ZSF/KY Annex LLC	50.00000
CREC (Florence), LLC	DE	ZSF/Office KY, LLC	50.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Owner, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Cyberboxx Cyber Services India Private Limited	IND	Boxx Insurance Inc.	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
DEN Office 1, LLC	DE	American Zurich Insurance Company	50.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
EcoHub AG	CHE	Zürich Versicherungs-Gesellschaft AG	6.16371
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers General Insurance Agency, Inc.	RI	FIG Leasing Co, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
For Care S.p.A.	ITA	Zurich Investments Life S.p.A.	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Hestia Arroyomolinos S.L.U.	ESP	REX-SPAIN-ZDHL S.L.	100.00000
Hestia Móstoles S.L.U.	ESP	REX-SPAIN-ZDHL S.L.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Icen Risk B.V.	NLD	Nexit 2018 Limited	100.00000
Icen Risk B.V.	ITA	Icen Risk B.V.	100.00000
Icen Risk B.V. (Italian Branch)	ITA	Nexit 2018 Limited	100.00000
Icen Risk GmbH	AUS	Nexit 2018 Limited	100.00000
Icen Risk Limited	GBR	Nexit 2018 Limited	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
Intelligent Technologies OÜ	EST	Zürich Versicherungs-Gesellschaft AG	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Kraft Lake Insurance Agency, Inc.	MI	FIG Leasing Co, Inc.	100.00000
LA Apt. 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Industrial 4, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Livetravel Inc.	WI	Zurich Cover-More Global Travel, Inc.	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
Mapfre Yaşam Sigorta A.Ş.	TUR	Zurich Sigorta A.S.	99.77778
Meatpacking B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
Miami Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
Miami Office 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
Nashville Apt. 1, LLC	DE	Zurich American Insurance Company	0.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
Nexit 2018 Limited	GBR	Zürich Versicherungs-Gesellschaft AG	48.97314
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Onsi Australia Pty Ltd	AUS	Collective Group Holdings Limited	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	18.43333
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Philly Office Land, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
Qover	BEL	Zürich Versicherungs-Gesellschaft AG	21.26000
Raleigh Office 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
REX Baume S.C.I	FRA	REX Holding France	100.00000
REX Holding France	FRA	REX OPPCI Fonds	100.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX Mauchamps	FRA	REX Holding France	100.00000
REX Vilette	FRA	REX Holding France	0.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000
REX-De Baak B.V.	NLD	REX Holding S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
SpearTip, LLC	IL	Zurich Holding Company of America, Inc.	100.00000
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Springworks International AB	SWE	autoSense AG	50.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
TGG Real Estate Holdings LLC	DE	Zurich Cover-More Global Travel, Inc.	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Guard Americas LLC	WI	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Guard Assist, Inc.	DE	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Guard EMEA Limited	GBR	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Guard Group Canada, Inc.	CAN	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Guard Group, Inc.	WI	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travel Insurance Services Canada Inc.	CAN	World Travel Protection Canada Inc.	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance S.A.U	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.98503
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.01497
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Western Star Insurance Services, Inc.	TX	FIG Leasing Co, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZNA Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich Holding Company of America, Inc.	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Assure Australia Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brand and Experience Studio Spain, S.L.	ESP	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Cover-More Global Travel, Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich Digital International Private Limited	IND	Zurich Insurance Mobile Solutions AG	99.99000
Zurich Digital International Private Limited	IND	Servizurich S.A. - Sociedad Unipersonal	0.01000
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Employment Services Limited, Swindon, Zweigniederlassung Zürich	CHE	Zurich Employment Services Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) II DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance (Hong Kong) Limited	HKG	Zurich Insurance Company Ltd, Hong Kong Branch	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich General Takaful Malaysia Berhad	MYS	Zurich Holdings Malaysia Berhad	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global Ventures MGA Solutions (SA)	BEL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding SE	DEU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien (Deutschland) AG & Co. KG	DEU	Zurich Immobilientreuhand (Deutschland) GmbH	0.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilientreuhand (Deutschland) GmbH	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
Zurich Ireland Master Trustee Designated Activity Company	IRL	Zurich Life Assurance plc	100.00000
Zurich Italy S.p.A.	ITA	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Shared Services Malaysia Sdn Bhd	0.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zürich Versicherungs-Gesellschaft AG	70.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Finance Company AG	0.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Services Malaysia Sdn Bhd	0.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Australian Insurance Properties Pty Limited	0.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Insurance Mobile Solutions AG	0.00000
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich LiveWell Services and Solutions AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Medical Analytics Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46000
Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Deutscher Herold Aktiengesellschaft	67.54000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Schweiz Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Rentas Vitalicias Chile S.A.	CHL	Zurich Servicios e Inversiones S.A	0.01000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	0.00286
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
Zurich Servicios Directo España, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technical Development (China) Limited	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%

11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
12225 NE 60th Way, LLC	DE	Truck Insurance Exchange	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2475 Mill Center Parkway, LLC	DE	Farmers Insurance Exchange	100.00000
280 Riverside Parkway, LLC	DE	Farmers Insurance Exchange	100.00000
3049 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000
3195 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000
3330 Oak Grove Avenue, LLC	DE	Mid-Century Insurance Company	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
4345 Hamilton Mill Road, LLC	DE	Farmers Insurance Exchange	100.00000
475 Riverside Parkway, LLC	DE	Mid-Century Insurance Company	100.00000
47548 Kato Road, LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BW GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Economy Fire & Casualty Company	IL	Farmers Property and Casualty Insurance Company	100.00000
Economy Preferred Insurance Company	IL	Economy Fire & Casualty Company	100.00000
Economy Premier Assurance Company	IL	Economy Fire & Casualty Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Asset Management, LLC	NV	FFS Holding, LLC	100.00000
Farmers Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Direct Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers Group Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers Lloyds Insurance Company of Texas	TX	See Note 8
Farmers Lloyds, Inc.	TX	Farmers Property and Casualty Insurance Company	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Property and Casualty Insurance Company	RI	Farmers Insurance Exchange	80.00000
Farmers Property and Casualty Insurance Company	RI	Truck Insurance Exchange	10.00000
Farmers Property and Casualty Insurance Company	RI	Fire Insurance Exchange	10.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 2
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	BW GP, LLC	0.10000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Northwest Distribution Center Apopka Road, LLC	DE	Farmers Insurance Exchange	100.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 6
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technical Development (China) Limited	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000
Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.
Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.
Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.
Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.
Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.
Note 7: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).
Note 8: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)
Note 9: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.
Note 10: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.
Note 11: This company is a subsidiary of Zurich Insurance Group Ltd., and is an affiliate of Farmers Group, Inc.
Note 12: Farmers Lloyds Insurance Company of Texas is a Texas company managed by Farmers Lloyds, Inc.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:
Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware
Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

 Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.
By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)
INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES
SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.
(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.
(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
 Principal Underwriter

(a) Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.
(b) Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows

Name and Principal Address	Positions and Officers with FFS
Janice Scott[1]	Director
Guy Meade Hanson[1]	Director
Al Gildemeister[1]	Director
Zachary Schear[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Chau Do2	Secretary
1.	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361
2.	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation

Farmers Financial Solutions, LLC	N/A	N/A	$4,585,665.54	$0.00
 Location of Books and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 12822 SE 32nd Street, Suite 2, Bellevue, WA 98005, and at Infosys McCamish Systems, LLC, Insurance Administrators, 3225 Cumberland Center Blvd SE, Suite 700, Atlanta, GA 30339.
 Management Services

All management contracts are discussed in Part A or Part B.
 Fee Representations

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 30th day of April, 2026.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Ian Macleod	By:	/s/ David Hernandez

	Ian Macleod		David Hernandez
	Attorney-in-Fact		Interim President
	Security Life of Denver Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Ian Macleod	By:	/s/ David Hernandez

	Ian Macleod		David Hernandez
	Attorney-in-Fact		Interim President
	Security Life of Denver Insurance Company		Farmers New World Life Insurance Company
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ David Hernandez	Director, Chairman of the Board and Interim President
David Hernandez

/s/ Clay Callahan	Chief Financial Officer
Clay Callahan

/s/ Nick Shappie	Controller
Nick Shappie

*/s/ David Travers	Director
David Travers

*/s/ Scott Stoll	Director
Scott Stoll

*/s/ Annette Thompson	Director
Annette Thompson

*/s/ Warren Tucker	Director
Warren Tucker

*/s/ John Griek	Director
John Griek

*/s/ Ian Macleod	*On April 30, 2026 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment
* by Ian Macleod

EXHIBIT INDEX

Exhibit (g)(11)	Commutation and Release Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company, Ltd. dated as of August 1, 2023.

Exhibit (g)(12)	Coinsurance and Modified Coinsurance Agreement between Farmers New World Life Insurance Company and Security Life of Denver Insurance Company effective August 1, 2023.

Exhibit (j)(1)	Power of Attorney

Exhibit (k)(1)	Opinion of Ian Macleod, Attorney-in-Fact

Exhibit (n)(1)	Consent of Independent Registered Public Accounting Firm
Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Financial Statements
December 31, 2025, and 2024 and
For the Years Ended December 31, 2025, 2024
and 2023
And Supplemental Schedules
As of and for the Year Ended December 31, 2025

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Index
December 31, 2025, 2024 and 2023

Page(s)
Report of Independent Auditors……………………………………………………………………………...1–2
Statutory Financial Statements

Notes to Statutory Financial Statements................................................................................................7– 46

Ernst & Young LLP 55 Ivan Allen Jr. Blvd. Suite 1000 Atlanta, GA 30308	Tel: +1 404 874 8300 Fax: +1 404 814 4301 ey.com

Report of Independent Auditors

The Board of Directors
Farmers New World Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Farmers New World Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and December 31, 2024, and the results of its operations and its cash flows for each of the three years ended December 31, 2025, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and December 31, 2024, or the results of its operations or its cash flows for each of the three years ended December 31, 2025.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
April 24, 2026

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2025, and 2024

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Operations
Years Ended December 31, 2025, 2024 and 2023

The accompanying notes are an integral part of these statutory financial statements

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Changes in Capital and Surplus
December 31, 2025, 2024 and 2023

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned and Special Surplus	Total Capital and Surplus
Balances at December 31, 2022	$ 6,600	$ 3,199	$ 309,637	**$ 319,436**
Net Income	-	-	1,429,694	1,429,694
Change in net deferred taxes	-	-	(59,774)	(59,774)
Change in nonadmitted assets	-	-	28,618	28,618
Change in liability for reinsurance in unauthorized and certified companies	-	-	(663)	(663)
Change in asset valuation reserve			25,287	25,287
Change in surplus as a result of reinsurance			(15,240)	(15,240)
Extraordinary dividends to stockholder	-	-	(1,200,000)	(1,200,000)
Balances at December 31, 2023	6,600	3,199	517,559	527,358
Net Income	-	-	(44,781)	(44,781)
Change in net deferred taxes	-	-	10,140	10,140
Change in nonadmitted assets	-	-	448	448
Change in liability for reinsurance in unauthorized and certified companies	-	-	663	663
Change in asset valuation reserve	-	-	7,167	7,167
Aggregate write-ins for gains and losses in surplus	-	-	5,603	5,603
Balances at December 31, 2024	6,600	3,199	496,799	506,598
Net Income	-	-	(37,000)	(37,000)
Change in net deferred taxes	-	-	11,271	11,271
Change in nonadmitted assets	-	-	(14,988)	(14,988)
Change in liability for reinsurance in unauthorized and certified companies	-	-	(1,589)	(1,589)
Change in asset valuation reserve	-	-	66	66
Balances at December 31, 2025	$ 6,600	$ 3,199	$ 454,559	$ 464,358

The accompanying notes are an integral part of these statutory financial statements

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Cash Flows
December 31, 2025, 2024 and 2023

The accompanying notes are an integral part of these statutory financial statements

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
Year Ended December 31, 2025

1.	Nature of Operations
The Company
The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).
The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.
Nature of Operations
The Company concentrates its sales activities in the individual life insurance markets.  Principal lines of business include traditional term and whole life products as well as indexed universal life products.
The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.
Business Risks
The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.
Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.
2.	Summary of Significant Accounting Policies
Basis of Presentation
The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.
The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National
Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“AIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.
For the December 31, 2023, reporting period, The Company received approval for a permitted practice from the OIC to fully amortize the reinsurance gains the Company was holding in special surplus.  As illustrated in Appendix 791 on life and health reinsurance agreements, the after-tax gains from a reinsurance transaction are to be amortized over the profits that emerge on the reinsured block of business with a corresponding decrease in special surplus.  This permitted practice differs from this accounting practice by allowing the Company to fully recognize the $1.6B of special surplus immediately through line 6 of page 4 with a zero net impact on overall surplus as noted in the table below.  The Company’s risk-based capital would not have triggered any regulatory event in the absence of this permitted practice, and this permitted practice is only allowed for the year-end 2023 reporting period.
The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from Generally Accepted Accounting Principles (“GAAP”) in the following respects (italicized items):
Investments
Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.
Asset Valuation Reserve
The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus.  Under GAAP, no such liability is established.
Interest Maintenance Reserve
An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. Reporting entities are permitted to admit its negative IMR up to 10% of the Company’s adjusted capital and surplus. The Company elected to fully admit its negative IMR balance of $20,975,000 and $26,754,000 as of December 31, 2025, and 2024, respectively.  Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures. The admitted negative IMR is reported in other assets section of the Statement of Admitted Assets. No such reserve is required by GAAP.
Life Policy and Contract Reserves
Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual asset adequacy analysis reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017, and for Variable Annuity products as required under VM-21. A third exception is the reserve held in accordance with SSAP A-791 Paragraph 2 due to reinsurance expense allowances not being sufficient to cover anticipated allocable direct renewal expenses. All three exceptions are mentioned in the Aggregate Reserves for Life and Annuity Policies section below.
Acquisition Costs
Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, costs related to the successful acquisition of new business are deferred and amortized on a constant level basis.
Recognition of Revenue and Related Expenses
Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.
For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Under STAT, revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.
Reinsurance
Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines on the balance sheet.  Reinsurance recoverable on unpaid claims on reinsured business are netted in the contract claims line on the balance sheet. Under GAAP, these reinsurance amounts are reflected as assets.
Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations.  Under GAAP, reinsured commissions are netted against direct commissions within expenses.
Federal Income Taxes
Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.
Nonadmitted Assets
Under statutory accounting practices, assets are reported at admitted assets values and nonadmitted assets are excluded through a charge against surplus. GAAP purposes, the nonadmitted balances of these assets are included in the balance sheet.  Nonadmitted assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. As of December 31, 2025, and 2024, the total nonadmitted assets are $83,886,000 and $68,897,000, respectively.
Separate Accounts
Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown net of applicable fees. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.
The Company is licensed to issue variable universal life (“VUL”) and deferred variable annuity contracts although it suspended issuance of “new” VUL and variable annuities, effective February 28, 2024, and September 30, 2012, respectively. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.
Please see Note 13 for additional information on separate accounts.
Statements of Cash Flows
The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.
Use of Estimates
The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Aggregate Reserves for Life and Annuity Policies
Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.
•
Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017, and all other life insurance policies issued after January 1, 2020, the Company calculates Principles- Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20. Additionally, a reserve is held per SSAP A- 791 Paragraph 2 due to reinsurance expense allowances not being sufficient to cover anticipated allocable direct renewal expenses; this calculation uses Company experience.

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.
•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.
•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.
•
Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 1.75% to 5.25%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•
Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.
For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2025, and 2024, the Company had approximately $2,335,590,000 and $2,480,603,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The premiums deficiency reserve amount is $12,239,000 before reinsurance and $0 after reinsurance. Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2025, and 2024, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $113,417,517,000 and $106,525,819,000 respectively. The excess VM- 20 deterministic/stochastic reserve over NPR after reinsurance are $69,324,000 for 2025, and $112,118,000 for 2024.

As of December 31, 2025, and 2024, the reserves required by SSAP A-791 Paragraph 2 due to insufficient reinsurance expense allowances are $18,116,000 and $19,421,000 respectively.

As all policies at the Company are 100% ceded, the reserves held by the company after reinsurance is due to the shortfall between expenses and reinsurance expense allowances, with amounts required from SSAP A-791 Paragraph 2, VM-20, and VM-21.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves
As of December 31, 2025, the only life insurance plan written after January 1, 2001, for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2025, the FGDBWL statutory reserves net of deferred and uncollected premiums is
$35,447,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $32,169,000 or $3,278,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Backbook Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers Essential Life Universal Life and Backbook Farmers Index Universal Life – 120% for Male and Female. A 140% scalar is applied for all classes of Farmers Essential Simple Whole Life. An additional 125% scalar is applied to the valuation mortality for all FVT policies that used accelerated underwriting. A 120% scalar is applied for the Male standard non-smoker class of VUL, Female non-smokers have no additional scalar. A 116% scalar is applied for the Male standard non-smoker inbound class of Front-book Farmers Term Life and Term Return of Premium, and a 107% scalar is applied for the Male standard non-smoker outbound class of Front-book Farmers Term Life and Term Return of Premium, Female non-smokers have no additional scalar. A 101% scalar is applied for the Male standard non-smoker inbound class of Front-book Farmers Index Universal Life, Female non-smokers have no additional scalar. An additional 130% scalar is applied for conversion policies. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.
Unpaid Loss/Claim Adjustment Expenses
The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2025, and 2024, was approximately $370,000 and $230,000, respectively.
Reinsurance
Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation.  Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.
Investments
Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis, and private placements are recorded on a funding date basis. Investments are recorded on the following bases:
•
Bonds – Bonds are classified as Issuer Credit Obligations (ICO) and Asset-backed securities (ABS). Bonds with NAIC designations of 1 through 5 are carried at amortization cost, while bonds with NAIC designation of 6 are carried at the lower of amortization cost or fair value.

For ICOs, premiums and discounts are amortized using the interest (constant yield) method on a prospective basis. A yield-to-worst amortization approach is applied, which considers contractual call provisions and sinking fund features, as applicable.
ABS are amortized using the interest method based on estimated cash flows that incorporate anticipated prepayments as of the date of purchase. Prepayment assumptions are obtained periodically, as required by SSAP No. 43, from broker-dealer surveys or internal estimates, and reflect prevailing interest rate and economic conditions. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.
•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.
•
Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classifications: held for production of income, held for own use, and held for sale. Held for sale properties are carried at lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained at least every three years on investment held for production of income and held for sale. If fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.
•	Short-term investments – at cost or amortized cost.
Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security.
Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan‑backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.
Accrued Investment Income
Investment income due and accrued with amounts over 90 days past due are nonadmitted.
Federal Income Taxes
The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.
Leases
The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. On June 18, 2025, the Company early terminated its Bellevue office building lease, which will expire June 30, 2026. The Company paid $3,152,000 in pre-tax early termination fees. See Note 12 for additional information on lease commitments.
Death, Disability and Other Benefits
Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.
Electronic Data Processing Equipment and Software
Depreciation on electronic data processing (EDP) equipment and software, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross EDP equipment and software, accumulated depreciation and net admitted assets for December 31, 2025, and 2024, are as follows:
Depreciation expense on EDP equipment and software assets was $1,406,000, $3,000, $251,000 and for the year ended December 31, 2025, 2024, and 2023, respectively, and has been included in general insurance expenses.
Financial Instruments and Concentrations of Credit Risk
The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.
The Company cedes insurance risk to various reinsurance companies that have low default risk based on different rating agencies risk assessments. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.
The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.
The Company invests in high quality securities with no significant concentration of risk.
Accounting Changes and Corrections of Errors
At March 31, 2024, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5301 Column 1 in the amount of $5,602,000 net of tax to correct a prior year error in the calculation of Commissions.

Change in Valuation Basis
There were no changes in reserve valuation basis for 2025.
Statements of Cash Flows
For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Cash equivalents consist of money market funds and fixed income securities with maturities of 3 months or less. Short-term investments consist of fixed income securities that do not qualify as cash equivalents and have a remaining maturity of 12 months or less.
3.	Investments
The components of investment income by type of investment for the years ended December 31, 2025, 2024, and 2023 are as follows:
Investment expenses included the following fees paid to the Company’s various affiliated investment managers:
In 2025, 2024, and 2023, the Company’s investment expense included fees of approximately $193,000, $234,000 and $353,000, respectively, to its Parent Company, FGI.
In 2025, 2024, and 2023, the Company’s investment expenses included fees of approximately $123,000, $51,000 and $331,000, respectively, to Zurich Investment Services.
In 2025, 2024, and 2023, the Company’s investment expenses included fees of approximately $2,200,000, $1,930,000, $2,315,000, respectively, to Zurich Global Investment Management.
In 2025, 2024, and 2023, the Company’s investment expenses included fees of approximately ($104,000), $521,000 and $713,000, respectively, to Zurich Alternative Asset Management.
Interest Income Due and Accrued
The gross, non-admitted and admitted amounts for interest income due and accrued as of December 31,
2025, 2024, and 2023 are as follows:

Realized Gains and Losses
Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2025, 2024, and 2023 are as follows:
Impairment losses included in realized gains and losses above were $0, $17,217,000 and $3,445,000 for the years ended December 31, 2025, 2024, and 2023, respectively.
Unrealized Gains and Losses on Fixed Maturities
Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2025, and 2024 are as follows:

Unrealized Losses on Fixed Maturities and Equity Securities
Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2025, and 2024 were as follows:

Fixed maturities represented 100% of the Company’s total unrealized loss amount, which comprised of 269 and 166 securities as of December 31, 2025, and 2024, respectively.
Fixed maturities in an unrealized loss position for less than 12 months were comprised of 225 and 9 securities, with total fair values of approximately $51,859,000 and $121,647,000 as of December 31, 2025, and 2024, respectively. Most of these securities are investment grade fixed maturities that have decreased in fair values due to changes in interest rates since the date of purchase.
Fixed maturities in an unrealized loss position for 12 months or more were comprised of 44 and 100 securities, with total fair values of approximately $52,881,000 and 132,535,000 as of December 31, 2025, and 2024, respectively. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for asset-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.
Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2025, and 2024, respectively
Asset-Backed Securities
There were no asset-backed securities impaired during 2025 and 2024 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Asset-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for asset-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Prepayment Penalty and Acceleration Fees
For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2025, and 2024 are as follows:

Subprime Mortgage Related Risk Exposure
The Company has no direct exposure through investments in subprime mortgage loans.
5GI Securities
The Company does not have any 5GI securities as of December 31, 2025, and 2024.
Maturities of Bonds
The amortized cost and fair value of bonds and short-term investments, by contractual maturity, at December 31, 2025, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:
Sales of Bonds and Common Stocks
The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2025, 2024, and 2023 are as follows:
Bonds with an amortized cost of approximately $5,299,000 and $5,253,000 were on deposit with regulatory authorities at December 31, 2025, and 2024, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $3,866,000 and $3,662,000 as of December 31,2025, and 2024, respectively.
Commercial Mortgage Loans
As of December 31, 2025, the Company no longer has any investment in mortgage loans. The Company disposed of all mortgage loans on November 1, 2023.
Real Estate
Real estate investments at December 31, 2025, and 2024 were as follows:
The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2025, the Company owned the following legal entities: BOS Office 3, LLC and CHI Ind 6, LLC. The Company recognized $0, $17,217,000 and $3,445,000 impairments on real estate for the years ended December 31, 2025, 2024 and 2023, respectively. At December 31, 2025, BOS Office 3, LLC was classified as held for sale. During 2025, The Company sold one real estate property: Raleigh Office 2, LLC. The Company recognized a total capital loss of $2,205,245. Both the impairment loss and the net capital loss on disposal are reported in the Statement of Operations under net realized capital gains/(losses) net of taxes.
Restricted Assets
As of December 31, 2025, and 2024, total restricted assets amounted to $1,578,527,000 and $1,427,725,000 respectively. Of these assets, bonds and short-term investments on deposit were for state insurance departments to satisfy regulatory requirements.
4.	Fair Value of Financial Instruments
Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.
The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).
The levels of the fair value hierarchy are as follows:
Level 1
Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:
a.	Quoted prices for similar assets or liabilities in active markets.
b.	Quoted prices for identical or similar assets or liabilities in non-active markets.
c.	Inputs other than quoted market prices that are observable.
d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3
Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2025 or 2024.
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table provides information as of December 31, 2025, and 2024 about the Company’s financial assets measured at fair value:
Level 1 Financial Assets
Separate Account Assets
Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.
Separate account assets in Level 1 include actively traded institutional and retail mutual fund investments valued by the respective mutual fund companies.
Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis
There were no changes in assets classified as Level 3 for the years ended December 31, 2025, and 2024.
Policy on Transfers In and Out of Level 3
At the end of each reporting period, the Company evaluates whether or not any event has occurred, or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2025, and 2024.
Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy
The following tables provide information as of December 31, 2025, and 2024 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2025, and 2024:
Bonds
The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Major inputs include yield curves, yields, and expected future cash flows. Level 3 bonds consist of non-agency mortgage-backed securities with significant unobservable inputs.
Receivables/Payables for Securities
The fair value for receivables/payables for securities are based on quoted market prices from third party sources.
Cash, Cash Equivalents and Short-Term Investments
The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using net asset value (NAV).
Accrued Investment Income
The cost of accrued investment income approximates fair value unless otherwise noted.
Separate Accounts
The separate accounts assets are carried at fair value based on the reported NAV per share of the respective portfolios at December 31, 2025, and 2024. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The Company uses the value of the assets as a reasonable estimate of the value of the liabilities.
5.	Related Parties
The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.
FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $33,509,000, $22,830,000, and $31,853,000, for the years ended December 31, 2025, 2024, and 2023, respectively, and are expensed as incurred.
The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $18,625,000, $19,836,000, and $24,566,000 for the years ended December 31, 2025, 2024, and 2023, respectively, and are expensed as incurred.
MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008, under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.
The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. The service agreement with ZALICO ended in 2024. Fees charged by the Company to ZALICO were approximately $0, $56,000, and $56,000, for the years ended December 31, 2025, 2024, and 2023, respectively and are expensed as incurred.
As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $1,829,865 for the year ended December 31, 2025, and received a net refund of $8,375,000 for the year ended December 31, 2024. The prepayments were $0 and $500,000 for December 31, 2025, and December 31, 2024, respectively.
For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.
For information related to dividends paid to FGI, please refer to note 7.
For the period ended December 31, 2025, and 2024, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 6 for reinsurance related balances.)
6.	Reinsurance
The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.
Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2025, and 2024, no amounts have been recorded in relation to uncollectible reinsurance balances.
On May 17, 2023, the Company entered into an agreement with Security Life of Denver (“SLD”) effective August 1, 2023, to reinsure the remaining inforce life, A&H and annuity blocks of business of the Company. In connection with, and at the same time, the Company recaptured all reinsurance from its affiliate, Zurich Insurance Company (“ZIC”), and placed it with SLD. Specific to this reinsurance transaction with SLD, the Company ceded approximately $4.0 billion in assets and $5.2 billion in statutory reserves.
Effective September 22, 2025, the Company cedes 95% of contractual risk for new issues of term policies subject to simplified underwriting to ZIC. Effective October 11, 2025, the Company cedes 95% of contractual risk for new issues of indexed universal life polices subject to simplified underwriting to ZIC. Premiums ceded to ZIC approximated $1,171,000, $0, and $101,817,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Claims ceded to ZIC were approximately $0, $0, and $58,948,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Changes in reserves ceded to ZIC were approximately $11,000, $0 and ($1,587,178,000) for the years ended December 31, 2025, 2024, and 2023, respectively.
Premiums assumed from unaffiliated companies approximated $147,000, $180,000 and $165,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Premiums ceded to unaffiliated companies approximated $1,186,960,000, $1,199,403,000 and $5,374,166,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Claims assumed from unaffiliated companies approximated $75,000, $0 and $0 for the years ended December 31, 2025, 2024, and 2023, respectively. Claims ceded to unaffiliated companies were approximately $586,329,000, $576,295,000 and $387,550,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($71,000), ($122,000), and ($64,000) for the years ended December 31, 2025, 2024, and 2023, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($53,460,000), ($117,051,000) and $5,205,741,000 for the years ended December 31, 2025, 2024, and 2023, respectively.
The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2025, and 2024 would be approximately $1,980,177,000 and $1,884,218,000, respectively.
As of December 31, 2025, there is a amount of Reserves ($92) for Covered Policies subject to the requirements of Actuarial Guideline XLVIII as defined in Section 4.B and per exemptions in Section 3.
Required Level of Primary Security ($000,000) as of 12/31/2025
Farmers Term Life	Farmers Indexed Universal Life	Total
$ 0.00	$ 0.00	$ 0.00

7.	Surplus and Restrictions
Statutory surplus of approximately $464,358,000 and $506,598,000 as of December 31, 2025 and 2024, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2025 and 2024 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.
The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2026, and 2025 are $0 and $0, respectively. Dividends are approved by the board of directors.
On November 8, 2023, the Company declared extraordinary dividends in the amount of $1,200,000,000 that was paid to FGI on December 27, 2023, with the non-disapproval of the Washington Office of Insurance Commissioner.
8.	Employees’ Retirement Plans
Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009, the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008, were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.
The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.
FGI announced on October 20, 2016, that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. The impacted employees kept all benefits accrued through December 31, 2018, but no longer accrue benefits after that date. As part of this change, starting January 1, 2019, FGI contributes an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 9.
In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.
The expenses allocated for pension and post-retirement benefit costs were approximately $297,000, $329,000, and $561,000 for the years 2025, 2024, and 2023, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.
9.	Employees’ Incentive Plans
Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit-Sharing Plan. Effective January 1, 2009, the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.
The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Vesting is immediate for employee contributions and employer match. Effective January 1, 2019, FGI contributes an additional 4% Company Base Contribution to employees 401(k) Savings Plan, regardless of employee contribution. Three years of eligible service is required to vest in the 4% Company Base Contribution. The cost to the Company for the 401(k) Savings Plan is included in the overhead and administrative charges paid by the Company to FGI.
The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.
The Company’s share of expenses for the STIP award program for the years ended December 31, 2025, 2024, and 2023 was approximately $3,930,000, $3,682,000, and $4,946,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,525,000, $2,721,000 and $3,486,000 for the years ended December 31, 2025, 2024, and 2023 respectively.

10.	Federal Income Taxes
The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2025, and 2024 are as follows:

The SSAP No. 101 admission calculation components are as follows:

(in thousands of dollars)	2025 Ordinary	2025 Capital	2025 Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ 1,555	$ 1,555
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	25,709	-	25,709
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	25,709	-	25,709
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	65,564
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	4,901	-	4,901
Deferred tax assets admitted as the result of application of SSAP No. 101	$ 30,610	$ 1,555	$ 32,165
Ratio percentage used to determine recovery period and threshold limitation amount			1693.%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$ 437,094

(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ 2,009	$ 2,009
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	24,199	-	24,199
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	24,199	-	24,199
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	72,058
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	4,858	-	4,858
Deferred tax assets admitted as the result of application of SSAP No. 101	$ 29,057	$ 2,009	$ 31,066
Ratio percentage used to determine recovery period and threshold limitation amount			1884.%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$ 480,390

(in thousands of dollars)	Change		
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ (454)	$ (454)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	1,510	-	1,510
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,510	-	1,510
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(6,494)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	43	-	43
Deferred tax assets admitted as the result of application of SSAP No. 101	$ 1,553	$ (454)	$ 1,099
Ratio percentage used to determine recovery period and threshold limitation amount			-191%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$ (43,296)

The impacts of tax planning strategies on the Company’s DTAs are as follows:
The Company’s tax planning strategies do not include the use of reinsurance.
The Company is currently recognizing all deferred tax liabilities.
Current income taxes incurred for the years ended December 31, 2025, 2024, and 2023 consisted of the following major components:
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2025, and 2024 were as follows:
The change in net deferred income taxes as of December 31, 2025, and 2024 was composed of the following:
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:
As of December 31, 2025, the Company did not have any operating loss carry-forwards or capital loss carry forwards.
The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

There were no deposits admitted under IRC §6603.

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:
Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)
Truck Underwriters Association
Fire Underwriters Association
FIG Holding Company
FIG Leasing Company, Inc.
Farmers Services Corporation
Farmers Underwriters Association
Farmers Reinsurance Company
Kraft Lake Insurance Agency, Inc.
Western Star Insurance Services, Inc.
Farmers General Insurance Agency, Inc
The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.
The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.
The significant tax jurisdiction for the Company is U.S. federal tax. The tax years prior to 2015 and tax years 2019 through 2021 for U.S. federal tax are closed to tax authority examinations. The Farmers Group Inc. consolidated tax group is currently under examination by the Internal Revenue Service for years 2015, 2016, 2017, and 2018.
The Company records any potential net interest and penalties in the income tax expense component of the statement of operations.
The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
During 2025 and 2024, the Company did not accrue any interest and penalties related to income tax contingencies.
The Company does not have any liability for Repatriation Tax.
The Company does not have any Alternative Minimum Tax Credits.
The Inflation Reduction Act of 2022 includes a corporate alternative minimum tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an applicable corporation.
The CAMT applies to companies with average annual book income exceeding $1 billion and assesses a 15% tax on financial statement income (adjusted for certain items) based on the applicable financial statement to the extent that amount exceeds the regular corporate tax.
The Company is an applicable reporting entity. The controlled group of corporations of which the Company is a member has determined that it is an applicable corporation. However, the Company has determined that it does not have a CAMT liability based on the current information.
The Accounting policy election is to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.
On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was signed into law by President Trump. The Act includes a broad range of tax reform provisions affecting businesses, including 100% bonus depreciation on qualifying assets, expensing of US-based research and development costs and interest expense limitation in 2025. There was no material net impact to the Company’s financial statements from the enactment.

11.	Contingencies
The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,208,000 and $1,277,000 for December 31, 2025, and December 31, 2024, respectively; and related premium tax benefit assets of $871,000 and $944,000 for December 31, 2025, and December 31, 2024, respectively. The amounts represent management's best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company's share of the ultimate cost of current insolvencies.
The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. The Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

12.	Commitments
Statutory guidance provides that an operating expense lease should be recognized on a straight‑line basis over the lease term, even if payments are not made on a straight-line basis.
As of December 31, 2025, the total minimum aggregate rental commitment for the length of the lease period was $372,000, the future minimum rental payments required by leases are as follows:
The following schedule shows the composition of total rental expenses for all operating leases except those with terms of a month or less that were not renewed:

13.	Separate Accounts
The Company is licensed to issue VUL and deferred variable annuity contracts although it suspended issuance of “new” VUL and variable annuities, effective February 28, 2024, and September 30, 2012, respectively. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2025, there were 33 subaccounts available for the VUL products, 43 subaccounts available for variable annuity, 38 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Life Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.
As of December 31, 2025, the separate account assets that are legally insulated from the general account claims are as follows:
Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2025, is $261,707,000. The fund value is $257,851,000. The maximum guaranteed excess is $3,857,000.
The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:
The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:
Premiums, considerations, or deposits received for the years ended December 31, 2025, 2024, and 2023, were approximately $111,115,000, $119,410,000 and $122,694,000, respectively.
Reserves for accounts with assets as of December 31, 2025, and 2024, at market value are approximately $1,569,619,000 and $1,416,104,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.
A reconciliation of net transfers to separate accounts for the years ended December 31, 2025, 2024 and 2023 is as follows:

14.	Premium and Annuity Considerations Deferred and Uncollected
There are no deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2025, and 2024.
15.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics
The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2025, and 2024.

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2025, and 2024:

Life
(in thousands of dollars)

	2025		
	General Account		
General Account	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:			
Term policies with cash value	$ 14,808	$ 14,809	$ 16,479
Universal Life	1,866,890	1,864,283	1,893,746
Universal Life with Secondary Guarantees	319,462	309,878	334,309
Indexed Universal Life	-	-	-
Indexed Universal Life with Secondary Guarantees	402,530	273,026	443,651
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	765,422	765,422	939,836
Variable Lfie	-	-	-
Variable Universal Life	156,940	155,635	163,623
Miscellaneous Reserves	-	-	-
Not Subject to Discretionary Withdrawal or Cash Values:			
Term Policies without Cash Value	-	-	1,968,299
Accidental Death Benefits	-	-	3,048
Disability - Active Lives	-	-	25,183
Disability - Disabled Lives	-	-	28,443
Miscellaneous Reserves	-	-	36,314
Total	3,526,052	3,383,053	5,852,931
Reinsurance ceded	3,526,052	3,383,053	5,765,491
Total (net)	$ -	$ -	$ 87,440

(in thousands of dollars)

Separate Account with Nonguarantees	2025 Separate Account		
	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal:			
Term policies with cash value	$ -	$ -	$ -
Universal With market value adjustment	-	-	-
Universal Life with Secondary Guarantees	-	-	-
Indexed Universal Life	-	-	-
Indexed Universal Life with Secondary Guarantees	-	-	-
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	-	-	-
Variable Lfie	-	-	-
Variable Universal Life	1,387,102	1,363,877	1,383,890
Miscellaneous Reserves	-	-	-
Not Subject to Discretionary Withdrawal:			
Term Policies without Cash Value	-	-	-
Accident With market value adjustment	-	-	-
Disability - Active Lives	-	-	-
Disability - Disabled Lives	-	-	-
Miscellaneous Reserves	-	-	-
Total	1,387,102	1,363,877	1,383,890
Reinsurance ceded	-		
Total (net)	$ 1,387,102	$ 1,363,877	$ 1,383,890

Life

(in thousands of dollars)

General Account	2024 General Account Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:			
Term policies with cash value	$ 13,634	$ 13,634	$ 15,187
Universal Life	1,914,737	1,911,938	1,942,909
Universal Life with Secondary Guarantees	301,769	290,287	317,061
Indexed Universal Life	-	-	-
Indexed Universal Life with Secondary Guarantees	323,454	207,880	370,912
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	754,089	754,089	926,466
Variable Lfie	-	-	-
Variable Universal Life	141,739	140,159	147,173
Miscellaneous Reserves	-	-	-
Not Subject to Discretionary Withdrawal or Cash Values:			
Term Policies without Cash Value	-	-	2,015,254
Accidental Death Benefits	-	-	3,154
Disability - Active Lives	-	-	25,941
Disability - Disabled Lives	-	-	28,641
Miscellaneous Reserves	-	-	36,849
Total	3,449,422	3,317,987	5,829,547
Reinsurance ceded	3,449,422	3,317,987	5,698,008
Total (net)	$ -	$ -	$ 131,539

16.	Subsequent Events
No material subsequent events have occurred since December 31, 2025, through April 24, 2026, the date at which the financial statements were issued, that would require adjustment or disclosure to the financial statements.

Farmers Variable Life
Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Financial Statements
December 31, 2025

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Variable Life Separate Account A:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farmers Variable Life Separate Account A (the Separate Account), as of December 31, 2025, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of the Separate Account since 2021.
Atlanta, Georgia
April 30, 2026

Appendix – Subaccounts comprising Farmers Variable Life Separate Account A

American Funds Insurance Series – Asset Allocation Fund
American Funds Insurance Series – Capital Income Builder Fund
American Funds Insurance Series – Capital World Growth and Income Fund
American Funds Insurance Series – Global Growth Fund
American Funds Insurance Series – Growth Fund
American Funds Insurance Series – Growth-Income Fund
American Funds Insurance Series – International Fund
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares – Sustainable U.S. Equity Portfolio
BNY Mellon Variable Investment Fund – Service Class Shares – Opportunistic Small Cap Portfolio
Calvert Variable Series, Inc. – VP SRI Mid Cap Portfolio
DWS Investments VIT Funds – Class B Shares – DWS Equity 500 Index VIP
DWS Variable Series I – Class A Shares – DWS Core Equity VIP
DWS Variable Series I – Class A Shares – DWS CROCI International VIP
DWS Variable Series I – Class A Shares – DWS Global Small Cap VIP
DWS Variable Series II – Class A Shares – DWS CROCI U.S. VIP
DWS Variable Series II – Class A Shares – DWS Government Money Market VIP
DWS Variable Series II – Class A Shares – DWS High Income VIP
DWS Variable Series II – Class A Shares – DWS Small Mid Cap Growth VIP
Fidelity Variable Insurance Products ("VIP") Funds – Service Class – VIP Growth Portfolio
Fidelity Variable Insurance Products ("VIP") Funds – Service Class – VIP Index 500 Portfolio
Fidelity Variable Insurance Products ("VIP") Funds – Service Class – VIP Mid Cap Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2010 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2015 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2020 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2025 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2030 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom Income Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 – Shares VIP FundsManager 20% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 – Shares VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 – Shares VIP FundsManager 70% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 – Shares VIP FundsManager 85% Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2 – Developing Markets VIP Fund
Franklin Templeton Variable Insurance Products Trust – Class 2 – Small-Mid Cap Growth VIP Fund
Franklin Templeton Variable Insurance Products Trust – Class 2 – Small Cap Value VIP Fund
Goldman Sachs Variable Insurance Trust – Institutional Class – Mid Cap Value Fund
Goldman Sachs Variable Insurance Trust – Institutional Class – Small Cap Equity Insights Fund
Goldman Sachs Variable Insurance Trust – Institutional Class – Strategic Growth Fund
Janus Henderson – VIT Balanced Portfolio (Service Shares)
Janus Henderson – VIT Enterprise Portfolio (Service Shares)
Janus Henderson – VIT Forty Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust – Administrative Class Shares – VIT International Bond Portfolio (U.S. Dollar-Hedged)
PIMCO Variable Insurance Trust – Administrative Class Shares – VIT Low Duration Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds – Diversified International Account I
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds – LargeCap Growth Account I
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds – Core Plus Bond Account I
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds – Government & High Quality Bond Account I
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds – Short-Term Income Account I
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds – Capital Appreciation Account II
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds – Equity Income Account II
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds – MidCap Account II
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds – SmallCap Account II
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios – SAM Balanced Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios – SAM Conservative Balanced Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios – SAM Conservative Growth Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios – SAM Flexible Income Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios – SAM Strategic Growth Portfolio

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	American Funds Insurance Series	American Funds Insurance Series	American Funds Insurance Series	American Funds Insurance Series	American Funds Insurance Series
	Asset Allocation Fund	Capital Income Builder Fund	Capital World Growth and Income Fund	Global Growth Fund	Growth Fund
Assets
Investments, at fair value	$ 10,373,013	$ 9,608,383	$ 10,325,804	$ 14,189,563	$ 79,423,731
Dividends receivable	—	—	—	—	—
Total assets	10,373,013	9,608,383	10,325,804	14,189,563	79,423,731

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 10,373,013	$ 9,608,383	$ 10,325,804	$ 14,189,563	$ 79,423,731
Accumulation units outstanding	430,514	493,784	377,474	446,124	1,555,334
Shares owned in each portfolio	383,476	663,562	561,796	372,332	572,217
Market value per share	$ 27.05	$ 14.48	$ 18.38	$ 38.11	$ 138.80
Cost of investments	$ 9,376,745	$ 7,638,364	$ 8,129,685	$ 12,884,030	$ 56,179,567
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
Life Accumulator contracts with expenses of 0.25%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
Life Accumulator contracts with expenses of 0.30%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ 10,373,013	$ 9,608,383	$ 10,325,804	$ 14,189,563	$ 79,423,731
Accumulation units outstanding	430,514	493,784	377,474	446,124	1,555,334
Unit value of accumulation units	$ 24.09	$ 19.46	$ 27.36	$ 31.81	$ 51.07

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	American Funds Insurance Series	American Funds Insurance Series	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.
	Growth-Income Fund	International Fund	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio
Assets
Investments, at fair value	$ 26,706,378	$ 4,163,044	$ 5,188,874	$ 10,848,020	$ 222,774
Dividends receivable	—	—	—	—	—
Total assets	26,706,378	4,163,044	5,188,874	10,848,020	222,774

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 26,706,378	$ 4,163,044	$ 5,188,874	$ 10,848,020	$ 222,774
Accumulation units outstanding	761,885	217,940	89,637	360,196	6,431
Shares owned in each portfolio	402,933	187,356	90,842	242,576	8,416
Market value per share	$ 66.28	$ 22.22	$ 57.12	$ 44.72	$ 26.47
Cost of investments	$ 22,470,237	$ 3,509,262	$ 3,900,522	$ 9,847,988	$ 233,021
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ —	$ —	$ 310,515	$ 6,002,781	$ 222,774
Accumulation units outstanding	—	—	6,958	209,506	6,431
Unit value of accumulation units	$ —	$ —	$ 44.63	$ 28.65	$ 34.64
Life Accumulator contracts with expenses of 0.25%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
Life Accumulator contracts with expenses of 0.30%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ 26,706,378	$ 4,163,044	$ 4,878,359	$ 4,845,240	$ —
Accumulation units outstanding	761,885	217,940	82,678	150,691	—
Unit value of accumulation units	$ 35.05	$ 19.10	$ 59.00	$ 32.15	$ —

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	DWS Investments VIT Funds – Class B Shares	DWS Variable Series I – Class A Shares	DWS Variable Series I – Class A Shares	DWS Variable Series I – Class A Shares	DWS Variable Series II – Class A Shares
	DWS Equity 500 Index VIP	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP
Assets
Investments, at fair value	$ 4,691,225	$ 6,698,738	$ 26,516,473	$ 21,457,424	$ 54,183,486
Dividends receivable	—	—	—	—	—
Total assets	4,691,225	6,698,738	26,516,473	21,457,424	54,183,486

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 4,691,225	$ 6,698,738	$ 26,516,473	$ 21,457,424	$ 54,183,486
Accumulation units outstanding	251,943	121,403	1,822,316	622,997	939,141
Shares owned in each portfolio	144,079	476,778	2,544,767	1,854,574	2,879,037
Market value per share	$ 32.56	$ 14.05	$ 10.42	$ 11.57	$ 18.82
Cost of investments	$ 4,276,121	$ 5,211,628	$ 17,856,462	$ 19,308,359	$ 39,740,990
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ —	$ 6,698,738	$ 21,344,030	$ 14,159,504	$ 47,928,213
Accumulation units outstanding	—	121,403	1,539,980	362,921	784,908
Unit value of accumulation units	$ —	$ 55.18	$ 13.86	$ 39.02	$ 61.06
Life Accumulator contracts with expenses of 0.25%
Net assets	$ 3,529,154	$ —	$ —	$ —	$ 90,665
Accumulation units outstanding	227,639	—	—	—	6,223
Unit value of accumulation units	$ 15.50	$ —	$ —	$ —	$ 14.57
Life Accumulator contracts with expenses of 0.30%
Net assets	$ 1,162,071	$ —	$ —	$ —	$ 148,585
Accumulation units outstanding	24,303	—	—	—	5,940
Unit value of accumulation units	$ 47.82	$ —	$ —	$ —	$ 25.01
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ —	$ —	$ 5,172,442	$ 7,297,920	$ 6,016,023
Accumulation units outstanding	—	—	282,336	260,076	142,069
Unit value of accumulation units	$ —	$ —	$ 18.32	$ 28.06	$ 42.35

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity Variable Insurance Products ("VIP") Funds – Service Class
	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio
Assets
Investments, at fair value	$ 19,505,911	$ 10,747,310	$ 499,394	$ 111,435,951	$ 106,893,010
Dividends receivable	31,099	—	—	—	—
Total assets	19,537,010	10,747,310	499,394	111,435,951	106,893,010

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 19,537,010	$ 10,747,310	$ 499,394	$ 111,435,951	$ 106,893,010
Accumulation units outstanding	1,592,204	358,843	37,505	1,417,059	1,578,447
Shares owned in each portfolio	19,505,911	1,872,354	35,193	1,154,059	162,716
Market value per share	$ 1.00	$ 5.74	$ 14.19	$ 96.56	$ 656.93
Cost of investments	$ 19,505,911	$ 10,896,021	$ 484,838	$ 100,449,705	$ 49,463,814
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ 15,210,600	$ 6,487,665	$ 499,394	$ 52,413,091	$ 46,481,293
Accumulation units outstanding	1,217,230	197,375	37,505	695,256	697,636
Unit value of accumulation units	$ 12.49	$ 32.87	$ 13.32	$ 75.39	$ 66.63
Life Accumulator contracts with expenses of 0.25%
Net assets	$ —	$ —	$ —	$ 942,714	$ —
Accumulation units outstanding	—	—	—	57,729	—
Unit value of accumulation units	$ —	$ —	$ —	$ 16.33	$ —
Life Accumulator contracts with expenses of 0.30%
Net assets	$ —	$ —	$ —	$ 1,491,772	$ —
Accumulation units outstanding	—	—	—	21,427	—
Unit value of accumulation units	$ —	$ —	$ —	$ 69.62	$ —
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ 4,326,411	$ 4,259,645	$ —	$ 56,588,374	$ 60,411,717
Accumulation units outstanding	374,974	161,468	—	642,647	880,811
Unit value of accumulation units	$ 11.56	$ 26.38	$ —	$ 88.06	$ 68.59

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio
Assets
Investments, at fair value	$ 52,174,648	$ 280,530	$ 330,737	$ 1,954,095	$ 2,606,188
Dividends receivable	—	—	—	—	—
Total assets	52,174,648	280,530	330,737	1,954,095	2,606,188

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 52,174,648	$ 280,530	$ 330,737	$ 1,954,095	$ 2,606,188
Accumulation units outstanding	1,000,977	11,851	12,805	70,216	84,569
Shares owned in each portfolio	1,418,175	23,319	27,816	148,827	152,766
Market value per share	$ 36.79	$ 12.03	$ 11.89	$ 13.13	$ 17.06
Cost of investments	$ 50,314,824	$ 291,257	$ 339,447	$ 1,949,217	$ 2,334,677
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ 15,619,999	$ —	$ —	$ —	$ —
Accumulation units outstanding	181,359	—	—	—	—
Unit value of accumulation units	$ 86.13	$ —	$ —	$ —	$ —
Life Accumulator contracts with expenses of 0.25%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
Life Accumulator contracts with expenses of 0.30%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ 36,554,649	$ 280,530	$ 330,737	$ 1,954,095	$ 2,606,188
Accumulation units outstanding	819,617	11,851	12,805	70,216	84,569
Unit value of accumulation units	$ 44.60	$ 23.67	$ 25.83	$ 27.83	$ 30.82

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio
Assets
Investments, at fair value	$ 13,717,086	$ 1,249,366	$ 1,589,448	$ 7,037,454	$ 12,223,669
Dividends receivable	—	—	—	—	—
Total assets	13,717,086	1,249,366	1,589,448	7,037,454	12,223,669

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 13,717,086	$ 1,249,366	$ 1,589,448	$ 7,037,454	$ 12,223,669
Accumulation units outstanding	417,771	66,972	86,089	256,159	358,841
Shares owned in each portfolio	782,492	107,426	142,296	527,941	813,826
Market value per share	$ 17.53	$ 11.63	$ 11.17	$ 13.33	$ 15.02
Cost of investments	$ 11,840,922	$ 1,233,779	$ 1,558,273	$ 6,360,343	$ 10,137,926
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
Life Accumulator contracts with expenses of 0.25%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
Life Accumulator contracts with expenses of 0.30%
Net assets	$ —	$ —	$ —	$ —	$ —
Accumulation units outstanding	—	—	—	—	—
Unit value of accumulation units	$ —	$ —	$ —	$ —	$ —
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ 13,717,086	$ 1,249,366	$ 1,589,448	$ 7,037,454	$ 12,223,669
Accumulation units outstanding	417,771	66,972	86,089	256,159	358,841
Unit value of accumulation units	$ 32.83	$ 18.66	$ 18.46	$ 27.47	$ 34.06

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Franklin Templeton Variable Insurance Products Trust – Class 2	Franklin Templeton Variable Insurance Products Trust – Class 2	Franklin Templeton Variable Insurance Products Trust – Class 2	Goldman Sachs Variable Insurance Trust – Institutional Class
	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small Cap Value VIP Fund	Small – Mid Cap Growth VIP Fund	Strategic Growth Fund
Assets
Investments, at fair value	$ 15,432,042	$ 8,737,721	$ 16,246,348	$ 19,707,308	$ 37,180,227
Dividends receivable	—	—	—	—	—
Total assets	15,432,042	8,737,721	16,246,348	19,707,308	37,180,227

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 15,432,042	$ 8,737,721	$ 16,246,348	$ 19,707,308	$ 37,180,227
Accumulation units outstanding	392,208	238,129	430,323	453,716	515,557
Shares owned in each portfolio	996,902	723,321	1,171,330	1,377,170	2,400,273
Market value per share	$ 15.48	$ 12.08	$ 13.87	$ 14.31	$ 15.49
Cost of investments	$ 12,277,147	$ 6,199,792	$ 15,608,962	$ 20,306,254	$ 29,852,177
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ —	$ 8,737,721	$ 5,289,199	$ 5,146,347	$ 37,180,227
Accumulation units outstanding	—	238,129	119,010	118,849	515,558
Unit value of accumulation units	$ —	$ 36.69	$ 44.44	$ 43.30	$ 72.12
Life Accumulator contracts with expenses of 0.25%
Net assets	$ —	$ —	$ 419,720	$ —	$ —
Accumulation units outstanding	—	—	33,577	—	—
Unit value of accumulation units	$ —	$ —	$ 12.50	$ —	$ —
Life Accumulator contracts with expenses of 0.30%
Net assets	$ —	$ —	$ 715,528	$ —	$ —
Accumulation units outstanding	—	—	25,392	—	—
Unit value of accumulation units	$ —	$ —	$ 28.18	$ —	$ —
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ 15,432,042	$ —	$ 9,821,901	$ 14,560,961	$ —
Accumulation units outstanding	392,208	—	252,344	334,868	—
Unit value of accumulation units	$ 39.35	$ —	$ 38.92	$ 43.48	$ —

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Goldman Sachs Variable Insurance Trust – Institutional Class	Goldman Sachs Variable Insurance Trust – Institutional Class	Janus Henderson	Janus Henderson	Janus Henderson
	Mid Cap Value Fund	Small Cap Equity Insights Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)
Assets
Investments, at fair value	$ 12,524,041	$ 5,740,906	$ 31,243,001	$ 5,056,399	$ 108,696,835
Dividends receivable	—	—	—	—	—
Total assets	12,524,041	5,740,906	31,243,001	5,056,399	108,696,835

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 12,524,041	$ 5,740,906	$ 31,243,001	$ 5,056,399	$ 108,696,835
Accumulation units outstanding	173,815	119,898	705,012	100,413	1,575,350
Shares owned in each portfolio	768,818	402,024	525,269	68,935	1,829,297
Market value per share	$ 16.29	$ 14.28	$ 59.48	$ 73.35	$ 59.42
Cost of investments	$ 12,398,711	$ 5,173,925	$ 22,077,694	$ 4,580,607	$ 79,501,160
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ 12,409,833	$ 4,847,007	$ 5,693,659	$ 4,407,902	$ 54,524,593
Accumulation units outstanding	167,164	82,270	110,739	66,982	856,740
Unit value of accumulation units	$ 74.24	$ 58.92	$ 51.41	$ 65.81	$ 63.64
Life Accumulator contracts with expenses of 0.25%
Net assets	$ 63,948	$ 287,140	$ —	$ 336,848	$ —
Accumulation units outstanding	4,970	19,721	—	26,237	—
Unit value of accumulation units	$ 12.87	$ 14.56	$ —	$ 12.84	$ —
Life Accumulator contracts with expenses of 0.30%
Net assets	$ 50,260	$ 606,759	$ —	$ 311,649	$ —
Accumulation units outstanding	1,680	17,906	—	7,193	—
Unit value of accumulation units	$ 29.94	$ 33.88	$ —	$ 43.33	$ —
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ —	$ —	$ 25,549,342	$ —	$ 54,172,242
Accumulation units outstanding	—	—	594,273	—	718,610
Unit value of accumulation units	$ —	$ —	$ 42.99	$ —	$ 75.38

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	PIMCO Variable Insurance Trust – Administrative Class Shares	PIMCO Variable Insurance Trust – Administrative Class Shares	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II	MidCap Account II
Assets
Investments, at fair value	$ 8,057,133	$ 8,016,345	$ 7,388,896	$ 13,930,058	$ 18,285,880
Dividends receivable	—	—	—	—	—
Total assets	8,057,133	8,016,345	7,388,896	13,930,058	18,285,880

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 8,057,133	$ 8,016,345	$ 7,388,896	$ 13,930,058	$ 18,285,880
Accumulation units outstanding	348,088	485,807	210,758	335,409	113,871
Shares owned in each portfolio	802,503	819,667	169,821	446,333	301,101
Market value per share	$ 10.04	$ 9.78	$ 43.51	$ 31.21	$ 60.73
Cost of investments	$ 8,351,061	$ 8,193,853	$ 5,745,121	$ 11,390,297	$ 17,533,334
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ 4,910,551	$ 5,722,535	$ 4,213,750	$ 10,919,246	$ 17,327,421
Accumulation units outstanding	192,614	326,040	56,381	167,077	55,049
Unit value of accumulation units	$ 25.49	$ 17.55	$ 74.74	$ 65.35	$ 314.76
Life Accumulator contracts with expenses of 0.25%
Net assets	$ —	$ —	$ 1,944,973	$ 1,843,547	$ 691,273
Accumulation units outstanding	—	—	128,782	134,235	52,388
Unit value of accumulation units	$ —	$ —	$ 15.10	$ 13.73	$ 13.20
Life Accumulator contracts with expenses of 0.30%
Net assets	$ —	$ —	$ 1,230,173	$ 1,167,264	$ 267,186
Accumulation units outstanding	—	—	25,596	34,099	6,434
Unit value of accumulation units	$ —	$ —	$ 48.07	$ 34.23	$ 41.53
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ 3,146,582	$ 2,293,810	$ —	$ —	$ —
Accumulation units outstanding	155,474	159,767	—	—	—
Unit value of accumulation units	$ 20.24	$ 14.36	$ —	$ —	$ —

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio
Assets
Investments, at fair value	$ 3,028,892	$ 74,308,821	$ 12,793,710	$ 149,079,740	$ 2,749,916
Dividends receivable	—	—	—	—	—
Total assets	3,028,892	74,308,821	12,793,710	149,079,740	2,749,916

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 3,028,892	$ 74,308,821	$ 12,793,710	$ 149,079,740	$ 2,749,916
Accumulation units outstanding	154,995	2,293,724	488,735	3,714,296	122,087
Shares owned in each portfolio	178,696	4,834,666	1,048,665	6,467,668	236,450
Market value per share	$ 16.95	$ 15.37	$ 12.20	$ 23.05	$ 11.63
Cost of investments	$ 2,673,568	$ 70,301,313	$ 12,060,567	$ 122,916,088	$ 2,736,039
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ 2,772,239	$ 18,928,875	$ 2,809,102	$ 56,971,936	$ 818,221
Accumulation units outstanding	136,256	434,920	85,293	1,063,353	30,242
Unit value of accumulation units	$ 20.35	$ 43.52	$ 32.93	$ 53.58	$ 27.06
Life Accumulator contracts with expenses of 0.25%
Net assets	$ 196,778	$ 2,572,119	$ 323,078	$ 3,718,825	$ 95,044
Accumulation units outstanding	15,981	198,831	27,002	272,394	8,286
Unit value of accumulation units	$ 12.31	$ 12.94	$ 11.96	$ 13.65	$ 11.47
Life Accumulator contracts with expenses of 0.30%
Net assets	$ 59,875	$ 796,691	$ 180,815	$ 2,150,234	$ 173,145
Accumulation units outstanding	2,760	32,632	9,138	73,478	10,142
Unit value of accumulation units	$ 21.69	$ 24.41	$ 19.79	$ 29.26	$ 17.07
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ —	$ 52,011,135	$ 9,480,715	$ 86,238,745	$ 1,663,506
Accumulation units outstanding	—	1,627,342	367,302	2,305,069	73,416
Unit value of accumulation units	$ —	$ 31.96	$ 25.81	$ 37.41	$ 22.66

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
	SAM Strategic Growth Portfolio	Diversified International Account I	LargeCap Growth Account I	Core Plus Bond Account I	Government & High Quality Bond Account I
Assets
Investments, at fair value	$ 200,229,254	$ 1,008,709	$ 617,436	$ 99,307	$ 132,255
Dividends receivable	—	—	—	—	—
Total assets	200,229,254	1,008,709	617,436	99,307	132,255

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$ 200,229,254	$ 1,008,709	$ 617,436	$ 99,307	$ 132,255
Accumulation units outstanding	4,485,047	62,135	36,119	9,206	12,441
Shares owned in each portfolio	7,223,278	52,319	13,517	10,227	15,450
Market value per share	$ 27.72	$ 19.28	$ 45.68	$ 9.71	$ 8.56
Cost of investments	$ 154,479,654	$ 868,963	$ 592,292	$ 104,148	$ 129,672
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ 75,063,036	$ —	$ —	$ —	$ —
Accumulation units outstanding	1,220,870	—	—	—	—
Unit value of accumulation units	$ 61.48	$ —	$ —	$ —	$ —
Life Accumulator contracts with expenses of 0.25%
Net assets	$ 4,936,973	$ 385,895	$ 440,437	$ 35,852	$ 130,685
Accumulation units outstanding	348,612	27,107	28,790	3,381	12,287
Unit value of accumulation units	$ 14.16	$ 14.24	$ 15.30	$ 10.60	$ 10.64
Life Accumulator contracts with expenses of 0.30%
Net assets	$ 3,957,516	$ 622,814	$ 176,999	$ 63,455	$ 1,570
Accumulation units outstanding	120,052	35,027	7,328	5,825	153
Unit value of accumulation units	$ 32.97	$ 17.78	$ 24.15	$ 10.89	$ 10.21
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ 116,271,729	$ —	$ —	$ —	$ —
Accumulation units outstanding	2,795,514	—	—	—	—
Unit value of accumulation units	$ 41.59	$ —	$ —	$ —	$ —

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
Short-Term Income Account I
Assets
Investments, at fair value	$ 15,755
Dividends receivable	—
Total assets	15,755

Liabilities	—
Total liabilities	—
Net assets	$ 15,755
Accumulation units outstanding	1,360
Shares owned in each portfolio	6,154
Market value per share	$ 2.56
Cost of investments	$ 15,567
Variable Universal Life contracts with expenses of 0.90%
Net assets	$ —
Accumulation units outstanding	—
Unit value of accumulation units	$ —
Life Accumulator contracts with expenses of 0.25%
Net assets	$ —
Accumulation units outstanding	—
Unit value of accumulation units	$ —
Life Accumulator contracts with expenses of 0.30%
Net assets	$ 15,755
Accumulation units outstanding	1,360
Unit value of accumulation units	$ 11.59
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$ —
Accumulation units outstanding	—
Unit value of accumulation units	$ —

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	American Funds Insurance Series	American Funds Insurance Series	American Funds Insurance Series	American Funds Insurance Series	American Funds Insurance Series
	Asset Allocation Fund	Capital Income Builder Fund	Capital World Growth and Income Fund	Global Growth Fund	Growth Fund
Investment income:
Dividend Income	198,293	261,982	131,323	183,747	109,678
Total investment income	198,293	261,982	131,323	183,747	109,678

Expenses:	28,410	26,035	27,359	38,831	214,396
Total expenses	28,410	26,035	27,359	38,831	214,396
Net investment income (loss)	$ 169,883	$ 235,948	$ 103,963	$ 144,916	$ (104,718)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 109,470	$ 177,433	$ 109,277	$ 327,728	$ 1,777,042
Capital gains distributions	$ 665,532	$ —	$ 324,326	$ 1,610,875	$ 5,604,939
Net realized gain (loss) on investment transactions	$ 775,002	$ 177,433	$ 433,603	$ 1,938,602	$ 7,381,981

Net Unrealized appreciation (depreciation) on investments
Beginning of period	560,659	808,751	714,443	871,954	17,274,608
End of period	$ 996,268	$ 1,970,019	$ 2,196,118	$ 1,305,532	$ 23,244,164
Change in net unrealized appreciation (depreciation) of investments	$ 435,609	$ 1,161,268	$ 1,481,675	$ 433,578	$ 5,969,556

Net increase (decrease) in net assets resulting from operations	$ 1,380,494	$ 1,574,649	$ 2,019,242	$ 2,517,097	$ 13,246,819

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	American Funds Insurance Series	American Funds Insurance Series	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.
	Growth-Income Fund	International Fund	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio
Investment income:
Dividend Income	228,771	51,039	2,665	46,289	856
Total investment income	228,771	51,039	2,665	46,289	856

Expenses:	72,623	10,890	15,779	64,531	2,209
Total expenses	72,623	10,890	15,779	64,531	2,209
Net investment income (loss)	$ 156,148	$ 40,149	$ (13,114)	$ (18,242)	$ (1,353)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 379,042	$ 18,731	$ 196,726	$ 14,046	$ (3,278)
Capital gains distributions	$ 4,032,949	$ —	$ 383,208	$ —	$ 13,675
Net realized gain (loss) on investment transactions	$ 4,411,991	$ 18,731	$ 579,934	$ 14,046	$ 10,396

Net Unrealized appreciation (depreciation) on investments
Beginning of period	4,761,433	(146,557)	1,172,663	(28,758)	(3,312)
End of period	$ 4,236,140	$ 653,782	$ 1,288,353	$ 1,000,032	$ (10,247)
Change in net unrealized appreciation (depreciation) of investments	$ (525,293)	$ 800,338	$ 115,690	$ 1,028,791	$ (6,935)

Net increase (decrease) in net assets resulting from operations	$ 4,042,846	$ 859,219	$ 682,510	$ 1,024,594	$ 2,108

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	DWS Investments VIT Funds – Class B Shares	DWS Variable Series I – Class A Shares	DWS Variable Series I – Class A Shares	DWS Variable Series I – Class A Shares	DWS Variable Series II – Class A Shares
	DWS Equity 500 Index VIP	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP
Investment income:
Dividend Income	31,728	49,429	620,639	230,029	656,842
Total investment income	31,728	49,429	620,639	230,029	656,842

Expenses:	11,339	55,406	181,313	133,920	405,437
Total expenses	11,339	55,406	181,313	133,920	405,437
Net investment income (loss)	$ 20,389	$ (5,977)	$ 439,326	$ 96,109	$ 251,405

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 220,763	$ 18,987	$ 337,522	$ (136,510)	$ 906,297
Capital gains distributions	$ 371,130	$ 638,261	$ —	$ 1,134,930	$ 4,258,954
Net realized gain (loss) on investment transactions	$ 591,893	$ 657,249	$ 337,522	$ 998,420	$ 5,165,250

Net Unrealized appreciation (depreciation) on investments
Beginning of period	351,726	1,206,473	1,055,617	(337,612)	12,160,622
End of period	$ 415,103	$ 1,487,110	$ 8,660,012	$ 2,149,066	$ 14,442,495
Change in net unrealized appreciation (depreciation) of investments	$ 63,377	$ 280,637	$ 7,604,394	$ 2,486,677	$ 2,281,873

Net increase (decrease) in net assets resulting from operations	$ 675,659	$ 931,908	$ 8,381,243	$ 3,581,206	$ 7,698,529

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity Variable Insurance Products ("VIP") Funds – Service Class
	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio
Investment income:
Dividend Income	746,963	701,252	—	215,933	1,064,946
Total investment income	746,963	701,252	—	215,933	1,064,946

Expenses:	146,482	67,823	4,262	607,044	554,887
Total expenses	146,482	67,823	4,262	607,044	554,887
Net investment income (loss)	$ 600,480	$ 633,428	$ (4,262)	$ (391,111)	$ 510,059

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ —	$ (55,632)	$ (2,801)	$ 3,387,849	$ 5,439,673
Capital gains distributions	$ —	$ —	$ 34,327	$ 13,732,538	$ 508,348
Net realized gain (loss) on investment transactions	$ —	$ (55,632)	$ 31,526	$ 17,120,387	$ 5,948,020

Net Unrealized appreciation (depreciation) on investments
Beginning of period	—	(378,322)	8,834	13,666,085	48,102,883
End of period	$ —	$ (148,711)	$ 14,557	$ 10,986,246	$ 57,429,199
Change in net unrealized appreciation (depreciation) of investments	$ —	$ 229,611	$ 5,723	$ (2,679,839)	$ 9,326,316

Net increase (decrease) in net assets resulting from operations	$ 600,480	$ 807,408	$ 32,986	$ 14,049,437	$ 15,784,395

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio
Investment income:
Dividend Income	180,797	8,274	8,868	47,478	58,789
Total investment income	180,797	8,274	8,868	47,478	58,789

Expenses:	231,573	793	923	5,434	7,342
Total expenses	231,573	793	923	5,434	7,342
Net investment income (loss)	$ (50,775)	$ 7,481	$ 7,945	$ 42,044	$ 51,448

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 301,807	$ (3,312)	$ (804)	$ (708)	$ 26,455
Capital gains distributions	$ 5,555,588	$ 3,317	$ 11,513	$ 92,652	$ 86,084
Net realized gain (loss) on investment transactions	$ 5,857,395	$ 6	$ 10,708	$ 91,944	$ 112,539

Net Unrealized appreciation (depreciation) on investments
Beginning of period	2,355,932	(27,988)	(22,918)	(76,071)	117,257
End of period	$ 1,859,825	$ (10,727)	$ (8,712)	$ 4,879	$ 271,510
Change in net unrealized appreciation (depreciation) of investments	$ (496,108)	$ 17,261	$ 14,207	$ 80,950	$ 154,253

Net increase (decrease) in net assets resulting from operations	$ 5,310,512	$ 24,747	$ 32,860	$ 214,938	$ 318,240

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio
Investment income:
Dividend Income	283,318	37,999	54,561	170,094	200,451
Total investment income	283,318	37,999	54,561	170,094	200,451

Expenses:	38,564	3,633	4,493	19,451	34,389
Total expenses	38,564	3,633	4,493	19,451	34,389
Net investment income (loss)	$ 244,754	$ 34,367	$ 50,068	$ 150,643	$ 166,062

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 265,647	$ 2,464	$ 600	$ 1,961	$ 112,054
Capital gains distributions	$ 559,649	$ 420	$ —	$ —	$ 107,054
Net realized gain (loss) on investment transactions	$ 825,296	$ 2,884	$ 600	$ 1,961	$ 219,108

Net Unrealized appreciation (depreciation) on investments
Beginning of period	1,173,072	(51,544)	(44,072)	(10,089)	687,184
End of period	$ 1,876,164	$ 15,588	$ 31,175	$ 677,109	$ 2,085,743
Change in net unrealized appreciation (depreciation) of investments	$ 703,092	$ 67,132	$ 75,247	$ 687,198	$ 1,398,559

Net increase (decrease) in net assets resulting from operations	$ 1,773,142	$ 104,383	$ 125,915	$ 839,803	$ 1,783,729

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Franklin Templeton Variable Insurance Products Trust – Class 2	Franklin Templeton Variable Insurance Products Trust – Class 2	Franklin Templeton Variable Insurance Products Trust – Class 2	Goldman Sachs Variable Insurance Trust – Institutional Class
	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small Cap Value VIP Fund	Small – Mid Cap Growth VIP Fund	Strategic Growth Fund
Investment income:
Dividend Income	185,725	40,219	162,675	—	—
Total investment income	185,725	40,219	162,675	—	—

Expenses:	42,756	67,330	74,682	89,181	310,865
Total expenses	42,756	67,330	74,682	89,181	310,865
Net investment income (loss)	$ 142,970	$ (27,111)	$ 87,994	$ (89,181)	$ (310,865)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 180,702	$ 77,417	$ (215,473)	$ (245,486)	$ 937,930
Capital gains distributions	$ 256,978	$ 125,517	$ 1,268,719	$ 1,099,318	$ 5,502,387
Net realized gain (loss) on investment transactions	$ 437,680	$ 202,934	$ 1,053,246	$ 853,832	$ 6,440,318

Net Unrealized appreciation (depreciation) on investments
Beginning of period	1,232,316	(90,849)	682,701	(259,853)	7,896,222
End of period	$ 3,154,895	$ 2,537,930	$ 637,386	$ (598,945)	$ 7,328,050
Change in net unrealized appreciation (depreciation) of investments	$ 1,922,580	$ 2,628,778	$ (45,316)	$ (339,092)	$ (568,172)

Net increase (decrease) in net assets resulting from operations	$ 2,503,229	$ 2,804,602	$ 1,095,924	$ 425,559	$ 5,561,280

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Goldman Sachs Variable Insurance Trust – Institutional Class	Goldman Sachs Variable Insurance Trust – Institutional Class	Janus Henderson	Janus Henderson	Janus Henderson
	Mid Cap Value Fund	Small Cap Equity Insights Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)
Investment income:
Dividend Income	144,636	39,117	503,210	2,369	73,745
Total investment income	144,636	39,117	503,210	2,369	73,745

Expenses:	107,187	41,939	120,152	40,581	607,678
Total expenses	107,187	41,939	120,152	40,581	607,678
Net investment income (loss)	$ 37,448	$ (2,822)	$ 383,058	$ (38,212)	$ (533,932)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 173,651	$ 22,202	$ 908,567	$ 202,123	$ 2,663,707
Capital gains distributions	$ 1,311,322	$ 445,179	$ 897,787	$ 422,194	$ 12,169,969
Net realized gain (loss) on investment transactions	$ 1,484,974	$ 467,381	$ 1,806,354	$ 624,317	$ 14,833,676

Net Unrealized appreciation (depreciation) on investments
Beginning of period	663,997	254,370	7,409,696	750,090	26,952,743
End of period	$ 125,331	$ 566,981	$ 9,165,308	$ 475,792	$ 29,195,675
Change in net unrealized appreciation (depreciation) of investments	$ (538,666)	$ 312,610	$ 1,755,611	$ (274,299)	$ 2,242,932

Net increase (decrease) in net assets resulting from operations	$ 983,756	$ 777,169	$ 3,945,024	$ 311,806	$ 16,542,675

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	PIMCO Variable Insurance Trust – Administrative Class Shares	PIMCO Variable Insurance Trust – Administrative Class Shares	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II	MidCap Account II
Investment income:
Dividend Income	270,459	289,006	23,869	211,778	14,847
Total investment income	270,459	289,006	23,869	211,778	14,847

Expenses:	52,099	53,080	44,980	99,928	161,821
Total expenses	52,099	53,080	44,980	99,928	161,821
Net investment income (loss)	$ 218,359	$ 235,926	$ (21,111)	$ 111,849	$ (146,975)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ (18,351)	$ (19,881)	$ 532,067	$ 482,994	$ 436,234
Capital gains distributions	$ —	$ —	$ 554,688	$ 1,257,751	$ 2,333,401
Net realized gain (loss) on investment transactions	$ (18,351)	$ (19,881)	$ 1,086,755	$ 1,740,745	$ 2,769,635

Net Unrealized appreciation (depreciation) on investments
Beginning of period	(342,382)	(302,931)	1,869,848	2,620,782	3,242,648
End of period	$ (293,928)	$ (177,509)	$ 1,643,774	$ 2,539,761	$ 752,546
Change in net unrealized appreciation (depreciation) of investments	$ 48,454	$ 125,422	$ (226,074)	$ (81,022)	$ (2,490,102)

Net increase (decrease) in net assets resulting from operations	$ 248,463	$ 341,467	$ 839,570	$ 1,771,573	$ 132,558

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio
Investment income:
Dividend Income	2,489	1,554,069	333,077	2,148,081	88,531
Total investment income	2,489	1,554,069	333,077	2,148,081	88,531

Expenses:	23,546	318,083	52,667	741,070	12,492
Total expenses	23,546	318,083	52,667	741,070	12,492
Net investment income (loss)	$ (21,057)	$ 1,235,985	$ 280,410	$ 1,407,011	$ 76,039

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 15,476	$ 119,851	$ 19,724	$ 2,054,339	$ (24,221)
Capital gains distributions	$ 147,177	$ 5,360,869	$ 290,789	$ 10,100,370	$ —
Net realized gain (loss) on investment transactions	$ 162,653	$ 5,480,720	$ 310,513	$ 12,154,709	$ (24,221)

Net Unrealized appreciation (depreciation) on investments
Beginning of period	118,613	1,946,323	64,454	20,302,342	(160,778)
End of period	$ 355,324	$ 4,007,508	$ 733,143	$ 26,163,651	$ 13,876
Change in net unrealized appreciation (depreciation) of investments	$ 236,711	$ 2,061,185	$ 668,688	$ 5,861,310	$ 174,654

Net increase (decrease) in net assets resulting from operations	$ 378,308	$ 8,777,890	$ 1,259,611	$ 19,423,029	$ 226,472

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
	SAM Strategic Growth Portfolio	Diversified International Account I	LargeCap Growth Account I	Core Plus Bond Account I	Government & High Quality Bond Account I
Investment income:
Dividend Income	2,217,957	21,511	—	3,990	4,571
Total investment income	2,217,957	21,511	—	3,990	4,571

Expenses:	976,838	2,769	1,590	274	339
Total expenses	976,838	2,769	1,590	274	339
Net investment income (loss)	$ 1,241,120	$ 18,742	$ (1,590)	$ 3,716	$ 4,231

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ 3,682,036	$ 76,027	$ 8,392	$ (6,249)	$ (3,579)
Capital gains distributions	$ 14,232,448	$ 55,008	$ 92,460	$ —	$ —
Net realized gain (loss) on investment transactions	$ 17,914,484	$ 131,036	$ 100,852	$ (6,249)	$ (3,579)

Net Unrealized appreciation (depreciation) on investments
Beginning of period	37,029,065	26,366	62,324	(13,873)	(6,049)
End of period	$ 45,749,599	$ 139,747	$ 25,145	$ (4,842)	$ 2,583
Change in net unrealized appreciation (depreciation) of investments	$ 8,720,535	$ 113,381	$ (37,179)	$ 9,031	$ 8,632

Net increase (decrease) in net assets resulting from operations	$ 27,876,139	$ 263,159	$ 62,083	$ 6,499	$ 9,284

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
Short-Term Income Account I
Investment income:
Dividend Income	663
Total investment income	663

Expenses:	43
Total expenses	43
Net investment income (loss)	$ 620

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$ —
Capital gains distributions	$ —
Net realized gain (loss) on investment transactions	$ —

Net Unrealized appreciation (depreciation) on investments
Beginning of period	97
End of period	$ 189
Change in net unrealized appreciation (depreciation) of investments	$ 91

Net increase (decrease) in net assets resulting from operations	$ 711

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	American Funds Insurance Series		American Funds Insurance Series
	Asset Allocation Fund		Capital Income Builder Fund
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 169,883	$ 157,238	$ 235,948	$ 227,037
Net realized gain (loss) from investment transactions	775,002	380,313	177,433	98,279
Change in net unrealized appreciation (depreciation) of investments	435,609	633,052	1,161,268	331,945
Net increase (decrease) in net assets from operations	1,380,494	1,170,603	1,574,649	657,261

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,754,439	1,984,418	1,681,265	1,859,053
Transfers for contract benefits and terminations	(864,469)	(615,194)	(726,032)	(570,421)
Contract maintenance charges	(667,112)	(770,633)	(637,226)	(721,086)
Transfers between subaccounts (including fixed account), net	(34,821)	(100,422)	(52,535)	85,534
Net increase (decrease) in net assets from contract transactions	188,037	498,169	265,472	653,080
Total increase (decrease) in net assets	1,568,530	1,668,772	1,840,121	1,310,341

Net assets
Beginning of period	8,804,483	7,135,711	7,768,263	6,457,922
End of period	$ 10,373,013	$ 8,804,483	$ 9,608,384	$ 7,768,263

Analysis of increase (decrease) in units outstanding
Units issued	44,583	54,885	52,903	72,739
Units redeemed	(36,144)	(29,914)	(38,399)	(31,170)
Increase (decrease) in units outstanding	8,439	24,971	14,504	41,569
Beginning units	422,075	397,104	479,280	437,711
Ending units	430,514	422,075	493,784	479,280

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	American Funds Insurance Series		American Funds Insurance Series
	Capital World Growth and Income Fund		Global Growth Fund
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 103,963	$ 110,999	$ 144,916	$ 147,054
Net realized gain (loss) from investment transactions	433,603	(2,635)	1,938,602	401,497
Change in net unrealized appreciation (depreciation) of investments	1,481,675	838,682	433,578	767,677
Net increase (decrease) in net assets from operations	2,019,242	947,046	2,517,097	1,316,228

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,606,816	1,789,106	2,241,293	2,494,015
Transfers for contract benefits and terminations	(783,000)	(391,554)	(1,064,283)	(453,987)
Contract maintenance charges	(579,903)	(673,413)	(782,539)	(923,659)
Transfers between subaccounts (including fixed account), net	(243,046)	(113,515)	(739,947)	(76,329)
Net increase (decrease) in net assets from contract transactions	867	610,624	(345,476)	1,040,040
Total increase (decrease) in net assets	2,020,109	1,557,670	2,171,621	2,356,268

Net assets
Beginning of period	8,305,695	6,748,025	12,017,941	9,661,673
End of period	$ 10,325,804	$ 8,305,695	$ 14,189,562	$ 12,017,941

Analysis of increase (decrease) in units outstanding
Units issued	30,666	46,839	42,133	56,142
Units redeemed	(30,999)	(17,916)	(54,197)	(15,445)
Increase (decrease) in units outstanding	(333)	28,923	(12,064)	40,697
Beginning units	377,807	348,884	458,189	417,492
Ending units	377,474	377,807	446,124	458,189

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	American Funds Insurance Series		American Funds Insurance Series
	Growth Fund		Growth-Income Fund
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (104,718)	$ 22,767	$ 156,148	$ 169,326
Net realized gain (loss) from investment transactions	7,381,981	1,890,938	4,411,991	1,119,623
Change in net unrealized appreciation (depreciation) of investments	5,969,556	13,413,974	(525,293)	2,912,031
Net increase (decrease) in net assets from operations	13,246,819	15,327,679	4,042,846	4,200,980

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	10,486,538	11,436,543	3,995,481	4,404,598
Transfers for contract benefits and terminations	(4,601,450)	(3,410,017)	(1,816,454)	(1,545,378)
Contract maintenance charges	(3,875,587)	(4,420,627)	(1,437,928)	(1,686,483)
Transfers between subaccounts (including fixed account), net	(1,607,124)	(1,013,795)	(338,434)	(361,988)
Net increase (decrease) in net assets from contract transactions	402,378	2,592,104	402,666	810,749
Total increase (decrease) in net assets	13,649,196	17,919,783	4,445,511	5,011,729

Net assets
Beginning of period	65,774,535	47,854,752	22,260,866	17,249,137
End of period	$ 79,423,731	$ 65,774,535	$ 26,706,377	$ 22,260,866

Analysis of increase (decrease) in units outstanding
Units issued	101,566	126,558	60,513	68,344
Units redeemed	(90,216)	(56,712)	(46,169)	(38,210)
Increase (decrease) in units outstanding	11,350	69,846	14,344	30,134
Beginning units	1,543,984	1,474,138	747,541	717,407
Ending units	1,555,334	1,543,984	761,885	747,541

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	American Funds Insurance Series		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	International Fund		Sustainable U.S. Equity Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 40,149	$ 30,017	$ (13,114)	$ 1,694
Net realized gain (loss) from investment transactions	18,731	(3,488)	579,934	181,515
Change in net unrealized appreciation (depreciation) of investments	800,338	38,717	115,690	748,560
Net increase (decrease) in net assets from operations	859,219	65,246	682,510	931,769

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	719,056	813,370	380,752	429,190
Transfers for contract benefits and terminations	(393,973)	(146,272)	(260,736)	(150,894)
Contract maintenance charges	(226,907)	(272,555)	(165,962)	(175,140)
Transfers between subaccounts (including fixed account), net	(56,320)	29,577	21,665	(433,312)
Net increase (decrease) in net assets from contract transactions	41,856	424,120	(24,281)	(330,156)
Total increase (decrease) in net assets	901,075	489,366	658,229	601,613

Net assets
Beginning of period	3,261,969	2,772,603	4,530,646	3,929,033
End of period	$ 4,163,044	$ 3,261,969	$ 5,188,875	$ 4,530,646

Analysis of increase (decrease) in units outstanding
Units issued	29,522	36,548	8,888	4,774
Units redeemed	(27,409)	(9,394)	(9,617)	(11,809)
Increase (decrease) in units outstanding	2,113	27,154	(729)	(7,035)
Beginning units	215,827	188,673	90,366	97,401
Ending units	217,940	215,827	89,637	90,366

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	BNY Mellon Variable Investment Fund – Service Class Shares		Calvert Variable Series, Inc.
	Opportunistic Small Cap Portfolio		VP SRI Mid Cap Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (18,242)	$ (14,552)	$ (1,353)	$ (1,937)
Net realized gain (loss) from investment transactions	14,046	41,170	10,396	(2,164)
Change in net unrealized appreciation (depreciation) of investments	1,028,791	341,818	(6,935)	25,609
Net increase (decrease) in net assets from operations	1,024,594	368,436	2,108	21,508

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	810,444	893,963	10,613	10,976
Transfers for contract benefits and terminations	(614,658)	(438,907)	(24,548)	(3,933)
Contract maintenance charges	(442,154)	(452,056)	(13,524)	(11,987)
Transfers between subaccounts (including fixed account), net	(28,776)	(62,989)	(9,367)	1,082
Net increase (decrease) in net assets from contract transactions	(275,144)	(59,989)	(36,826)	(3,862)
Total increase (decrease) in net assets	749,450	308,447	(34,718)	17,646

Net assets
Beginning of period	10,098,570	9,790,123	257,492	239,846
End of period	$ 10,848,020	$ 10,098,570	$ 222,774	$ 257,492

Analysis of increase (decrease) in units outstanding
Units issued	18,276	19,121	321	304
Units redeemed	(26,923)	(21,705)	(1,365)	(435)
Increase (decrease) in units outstanding	(8,648)	(2,584)	(1,043)	(131)
Beginning units	368,844	371,428	7,474	7,605
Ending units	360,196	368,844	6,431	7,474

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	DWS Investments VIT Funds – Class B Shares		DWS Variable Series I – Class A Shares
	DWS Equity 500 Index VIP		DWS Core Equity VIP
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 20,389	$ 20,022	$ (5,977)	$ (3,873)
Net realized gain (loss) from investment transactions	591,893	1,143,717	657,249	342,552
Change in net unrealized appreciation (depreciation) of investments	63,377	(398,540)	280,637	654,341
Net increase (decrease) in net assets from operations	675,659	765,199	931,908	993,020

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	71,064	66,090	184,839	194,065
Transfers for contract benefits and terminations	(10,331)	(180,187)	(138,392)	(236,074)
Contract maintenance charges	(35,096)	(32,471)	(248,331)	(243,922)
Transfers between subaccounts (including fixed account), net	(3,819)	135,895	(33,697)	(13,150)
Net increase (decrease) in net assets from contract transactions	21,818	(10,673)	(235,581)	(299,081)
Total increase (decrease) in net assets	697,478	754,526	696,327	693,939

Net assets
Beginning of period	3,993,747	3,239,221	6,002,410	5,308,471
End of period	$ 4,691,225	$ 3,993,747	$ 6,698,737	$ 6,002,410

Analysis of increase (decrease) in units outstanding
Units issued	59,937	173,916	1,977	839
Units redeemed	(19,683)	(60,200)	(6,536)	(7,445)
Increase (decrease) in units outstanding	40,254	113,716	(4,559)	(6,606)
Beginning units	211,689	97,973	125,962	132,568
Ending units	251,943	211,689	121,403	125,962

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	DWS Variable Series I – Class A Shares		DWS Variable Series I – Class A Shares
	DWS CROCI International VIP		DWS Global Small Cap VIP
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 439,326	$ 497,386	$ 96,109	$ 115,373
Net realized gain (loss) from investment transactions	337,522	2,426	998,420	633,246
Change in net unrealized appreciation (depreciation) of investments	7,604,394	(179,987)	2,486,677	133,989
Net increase (decrease) in net assets from operations	8,381,243	319,825	3,581,206	882,608

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,483,919	1,562,005	1,388,757	1,459,755
Transfers for contract benefits and terminations	(1,126,740)	(901,966)	(908,340)	(831,583)
Contract maintenance charges	(850,313)	(774,258)	(712,188)	(707,218)
Transfers between subaccounts (including fixed account), net	(1,514,209)	540,538	(232,485)	(96,814)
Net increase (decrease) in net assets from contract transactions	(2,007,344)	426,319	(464,256)	(175,860)
Total increase (decrease) in net assets	6,373,899	746,144	3,116,951	706,748

Net assets
Beginning of period	20,142,574	19,396,430	18,340,473	17,633,725
End of period	$ 26,516,473	$ 20,142,574	$ 21,457,424	$ 18,340,473

Analysis of increase (decrease) in units outstanding
Units issued	33,364	102,728	23,838	26,683
Units redeemed	(204,833)	(64,225)	(35,937)	(29,823)
Increase (decrease) in units outstanding	(171,469)	38,503	(12,099)	(3,140)
Beginning units	1,993,785	1,955,282	635,096	638,236
Ending units	1,822,316	1,993,785	622,997	635,096

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	DWS Variable Series II – Class A Shares		DWS Variable Series II – Class A Shares
	DWS CROCI U.S. VIP		DWS Government Money Market VIP
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 251,405	$ 297,172	$ 600,480	$ 777,860
Net realized gain (loss) from investment transactions	5,165,250	792,638	—	—
Change in net unrealized appreciation (depreciation) of investments	2,281,873	6,047,651	—	—
Net increase (decrease) in net assets from operations	7,698,529	7,137,461	600,480	777,860

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,712,092	2,862,832	1,611,384	1,725,407
Transfers for contract benefits and terminations	(2,300,362)	(2,278,083)	(1,007,323)	(1,110,871)
Contract maintenance charges	(1,821,221)	(1,794,962)	(882,834)	(884,735)
Transfers between subaccounts (including fixed account), net	(486,801)	(935,908)	(233,459)	443,015
Net increase (decrease) in net assets from contract transactions	(1,896,292)	(2,146,121)	(512,232)	172,816
Total increase (decrease) in net assets	5,802,237	4,991,340	88,249	950,676

Net assets
Beginning of period	48,381,249	43,389,909	19,448,762	18,498,086
End of period	$ 54,183,486	$ 48,381,249	$ 19,537,011	$ 19,448,762

Analysis of increase (decrease) in units outstanding
Units issued	24,292	17,570	86,647	128,203
Units redeemed	(60,761)	(61,419)	(131,660)	(113,515)
Increase (decrease) in units outstanding	(36,469)	(43,849)	(45,013)	14,688
Beginning units	975,610	1,019,459	1,637,217	1,622,529
Ending units	939,141	975,610	1,592,204	1,637,217
Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	DWS Variable Series II – Class A Shares		DWS Variable Series II – Class A Shares
	DWS High Income VIP		DWS Small Mid Cap Growth VIP
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 633,428	$ 493,865	$ (4,262)	$ (4,500)
Net realized gain (loss) from investment transactions	(55,632)	(41,629)	31,526	(17,173)
Change in net unrealized appreciation (depreciation) of investments	229,611	144,917	5,723	42,013
Net increase (decrease) in net assets from operations	807,408	597,153	32,986	20,340

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	774,435	827,838	25,330	25,762
Transfers for contract benefits and terminations	(386,491)	(372,541)	(12,462)	(48,270)
Contract maintenance charges	(428,546)	(416,609)	(26,848)	(26,910)
Transfers between subaccounts (including fixed account), net	6,743	181,346	4,063	1,043
Net increase (decrease) in net assets from contract transactions	(33,859)	220,034	(9,917)	(48,375)
Total increase (decrease) in net assets	773,549	817,187	23,070	(28,035)

Net assets
Beginning of period	9,973,761	9,156,574	476,325	504,360
End of period	$ 10,747,310	$ 9,973,761	$ 499,395	$ 476,325

Analysis of increase (decrease) in units outstanding
Units issued	15,942	21,307	928	668
Units redeemed	(16,631)	(11,588)	(1,753)	(4,630)
Increase (decrease) in units outstanding	(689)	9,719	(825)	(3,962)
Beginning units	359,532	349,813	38,330	42,292
Ending units	358,843	359,532	37,505	38,330

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity Variable Insurance Products ("VIP") Funds – Service Class		Fidelity Variable Insurance Products ("VIP") Funds – Service Class
	VIP Growth Portfolio		VIP Index 500 Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (391,111)	$ (562,506)	$ 510,059	$ 550,493
Net realized gain (loss) from investment transactions	17,120,387	25,385,167	5,948,020	4,177,318
Change in net unrealized appreciation (depreciation) of investments	(2,679,839)	(1,474,561)	9,326,316	13,948,646
Net increase (decrease) in net assets from operations	14,049,437	23,348,100	15,784,395	18,676,457

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	7,249,258	7,627,827	7,691,401	8,508,675
Transfers for contract benefits and terminations	(5,388,814)	(4,794,406)	(6,377,695)	(4,871,966)
Contract maintenance charges	(3,692,203)	(3,805,832)	(3,556,034)	(3,726,162)
Transfers between subaccounts (including fixed account), net	(1,087,625)	(2,113,295)	(1,431,388)	(2,127,952)
Net increase (decrease) in net assets from contract transactions	(2,919,384)	(3,085,706)	(3,673,716)	(2,217,405)
Total increase (decrease) in net assets	11,130,054	20,262,394	12,110,680	16,459,052

Net assets
Beginning of period	100,305,898	80,043,504	94,782,331	78,323,279
End of period	$ 111,435,952	$ 100,305,898	$ 106,893,011	$ 94,782,331

Analysis of increase (decrease) in units outstanding
Units issued	89,246	59,849	59,391	64,148
Units redeemed	(94,497)	(101,420)	(118,929)	(105,800)
Increase (decrease) in units outstanding	(5,251)	(41,571)	(59,538)	(41,652)
Beginning units	1,422,310	1,463,881	1,637,985	1,679,637
Ending units	1,417,059	1,422,310	1,578,447	1,637,985

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity Variable Insurance Products ("VIP") Funds – Service Class		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio		VIP Freedom 2010 Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (50,775)	$ (5,528)	$ 7,481	$ 7,744
Net realized gain (loss) from investment transactions	5,857,395	6,745,675	6	(6,745)
Change in net unrealized appreciation (depreciation) of investments	(496,108)	217,054	17,261	10,366
Net increase (decrease) in net assets from operations	5,310,512	6,957,201	24,747	11,365

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	3,940,216	4,230,593	40,566	41,833
Transfers for contract benefits and terminations	(2,554,117)	(2,457,271)	(20,370)	(43,978)
Contract maintenance charges	(1,587,756)	(1,657,628)	(18,031)	(18,483)
Transfers between subaccounts (including fixed account), net	(568,350)	(1,162,076)	759	(1,296)
Net increase (decrease) in net assets from contract transactions	(770,007)	(1,046,382)	2,924	(21,924)
Total increase (decrease) in net assets	4,540,505	5,910,819	27,671	(10,559)

Net assets
Beginning of period	47,634,143	41,723,324	252,859	263,418
End of period	$ 52,174,648	$ 47,634,143	$ 280,530	$ 252,859

Analysis of increase (decrease) in units outstanding
Units issued	51,913	40,189	1,286	1,431
Units redeemed	(63,010)	(60,030)	(1,178)	(2,512)
Increase (decrease) in units outstanding	(11,097)	(19,841)	108	(1,081)
Beginning units	1,012,074	1,031,915	11,743	12,824
Ending units	1,000,977	1,012,074	11,851	11,743

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 7,945	$ 7,810	$ 42,044	$ 39,727
Net realized gain (loss) from investment transactions	10,708	2,454	91,944	52,753
Change in net unrealized appreciation (depreciation) of investments	14,207	6,187	80,950	21,329
Net increase (decrease) in net assets from operations	32,860	16,451	214,938	113,809

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	32,601	39,421	187,141	202,601
Transfers for contract benefits and terminations	(6,006)	(20,569)	(33,192)	(111,034)
Contract maintenance charges	(15,078)	(16,985)	(85,776)	(87,387)
Transfers between subaccounts (including fixed account), net	1,551	(16,204)	(4,775)	(67,435)
Net increase (decrease) in net assets from contract transactions	13,069	(14,337)	63,398	(63,255)
Total increase (decrease) in net assets	45,929	2,114	278,336	50,554

Net assets
Beginning of period	284,807	282,693	1,675,760	1,625,206
End of period	$ 330,736	$ 284,807	$ 1,954,096	$ 1,675,760

Analysis of increase (decrease) in units outstanding
Units issued	832	1,143	4,906	5,018
Units redeemed	(303)	(1,770)	(2,526)	(7,630)
Increase (decrease) in units outstanding	530	(627)	2,380	(2,612)
Beginning units	12,275	12,902	67,836	70,448
Ending units	12,805	12,275	70,216	67,836

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 51,448	$ 47,016	$ 244,754	$ 209,381
Net realized gain (loss) from investment transactions	112,539	33,763	825,296	206,285
Change in net unrealized appreciation (depreciation) of investments	154,253	97,058	703,092	566,220
Net increase (decrease) in net assets from operations	318,240	177,837	1,773,142	981,886

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	292,863	305,799	1,272,091	1,343,026
Transfers for contract benefits and terminations	(195,180)	(161,351)	(916,313)	(659,298)
Contract maintenance charges	(131,252)	(139,355)	(478,345)	(505,735)
Transfers between subaccounts (including fixed account), net	(44,841)	(73,203)	(121,670)	(175,982)
Net increase (decrease) in net assets from contract transactions	(78,410)	(68,110)	(244,237)	2,011
Total increase (decrease) in net assets	239,829	109,727	1,528,905	983,897

Net assets
Beginning of period	2,366,358	2,256,631	12,188,181	11,204,284
End of period	$ 2,606,187	$ 2,366,358	$ 13,717,086	$ 12,188,181

Analysis of increase (decrease) in units outstanding
Units issued	5,588	6,468	26,470	23,265
Units redeemed	(8,474)	(9,050)	(34,920)	(23,368)
Increase (decrease) in units outstanding	(2,886)	(2,582)	(8,450)	(103)
Beginning units	87,454	90,036	426,221	426,324
Ending units	84,569	87,454	417,771	426,221

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares		Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 34,367	$ 36,231	$ 50,068	$ 44,842
Net realized gain (loss) from investment transactions	2,884	(3,240)	600	(4,453)
Change in net unrealized appreciation (depreciation) of investments	67,132	9,517	75,247	28,836
Net increase (decrease) in net assets from operations	104,383	42,508	125,915	69,225

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	196,343	218,024	289,378	304,963
Transfers for contract benefits and terminations	(124,532)	(100,654)	(70,854)	(118,549)
Contract maintenance charges	(72,951)	(87,401)	(120,308)	(128,320)
Transfers between subaccounts (including fixed account), net	(28,991)	99,271	(46,611)	(47,487)
Net increase (decrease) in net assets from contract transactions	(30,131)	129,240	51,605	10,607
Total increase (decrease) in net assets	74,252	171,748	177,520	79,832

Net assets
Beginning of period	1,175,115	1,003,367	1,411,928	1,332,096
End of period	$ 1,249,367	$ 1,175,115	$ 1,589,448	$ 1,411,928

Analysis of increase (decrease) in units outstanding
Units issued	7,019	17,115	9,746	9,348
Units redeemed	(8,696)	(9,361)	(6,785)	(8,626)
Increase (decrease) in units outstanding	(1,676)	7,754	2,960	722
Beginning units	68,648	60,894	83,129	82,407
Ending units	66,972	68,648	86,089	83,129

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares		Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 150,643	$ 119,462	$ 166,062	$ 140,522
Net realized gain (loss) from investment transactions	1,961	(4,520)	219,108	61,143
Change in net unrealized appreciation (depreciation) of investments	687,198	319,815	1,398,559	792,907
Net increase (decrease) in net assets from operations	839,803	434,757	1,783,729	994,572

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	994,586	1,035,855	1,230,522	1,270,700
Transfers for contract benefits and terminations	(214,975)	(225,857)	(849,853)	(498,261)
Contract maintenance charges	(402,496)	(419,696)	(505,212)	(509,312)
Transfers between subaccounts (including fixed account), net	(217,473)	(93,143)	(199,937)	(111,077)
Net increase (decrease) in net assets from contract transactions	159,643	297,159	(324,481)	152,050
Total increase (decrease) in net assets	999,445	731,916	1,459,248	1,146,622

Net assets
Beginning of period	6,038,008	5,306,092	10,764,421	9,617,799
End of period	$ 7,037,453	$ 6,038,008	$ 12,223,669	$ 10,764,421

Analysis of increase (decrease) in units outstanding
Units issued	19,630	25,390	19,065	26,406
Units redeemed	(13,340)	(12,786)	(28,548)	(21,236)
Increase (decrease) in units outstanding	6,290	12,604	(9,482)	5,170
Beginning units	249,869	237,265	368,323	363,153
Ending units	256,159	249,869	358,841	368,323

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares		Franklin Templeton Variable Insurance Products Trust – Class 2
	VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 142,970	$ 120,912	$ (27,111)	$ 190,801
Net realized gain (loss) from investment transactions	437,680	157,352	202,934	32,727
Change in net unrealized appreciation (depreciation) of investments	1,922,580	1,192,227	2,628,778	185,753
Net increase (decrease) in net assets from operations	2,503,229	1,470,491	2,804,602	409,281

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,334,206	1,447,518	477,548	492,108
Transfers for contract benefits and terminations	(957,022)	(821,796)	(260,964)	(253,618)
Contract maintenance charges	(551,964)	(576,959)	(264,165)	(232,344)
Transfers between subaccounts (including fixed account), net	(307,295)	(314,367)	(481,433)	(21,380)
Net increase (decrease) in net assets from contract transactions	(482,074)	(265,604)	(529,014)	(15,234)
Total increase (decrease) in net assets	2,021,155	1,204,887	2,275,588	394,047

Net assets
Beginning of period	13,410,888	12,206,001	6,462,133	6,068,086
End of period	$ 15,432,043	$ 13,410,888	$ 8,737,721	$ 6,462,133

Analysis of increase (decrease) in units outstanding
Units issued	16,601	23,995	3,725	11,732
Units redeemed	(29,666)	(32,006)	(20,899)	(12,225)
Increase (decrease) in units outstanding	(13,065)	(8,011)	(17,174)	(493)
Beginning units	405,274	413,285	255,303	255,796
Ending units	392,208	405,274	238,129	255,303

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Franklin Templeton Variable Insurance Products Trust – Class 2		Franklin Templeton Variable Insurance Products Trust – Class 2
	Small Cap Value VIP Fund		Small – Mid Cap Growth VIP Fund
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 87,994	$ 62,305	$ (89,181)	$ (86,483)
Net realized gain (loss) from investment transactions	1,053,246	97,319	853,832	(279,592)
Change in net unrealized appreciation (depreciation) of investments	(45,316)	1,372,121	(339,092)	2,240,773
Net increase (decrease) in net assets from operations	1,095,924	1,531,745	425,559	1,874,698

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,274,426	1,340,678	1,943,426	2,109,075
Transfers for contract benefits and terminations	(733,027)	(852,847)	(954,064)	(915,755)
Contract maintenance charges	(480,992)	(530,804)	(824,178)	(885,265)
Transfers between subaccounts (including fixed account), net	98,325	(312,233)	(228,846)	(443,970)
Net increase (decrease) in net assets from contract transactions	158,732	(355,206)	(63,661)	(135,915)
Total increase (decrease) in net assets	1,254,655	1,176,539	361,897	1,738,783

Net assets
Beginning of period	14,991,692	13,815,153	19,345,411	17,606,628
End of period	$ 16,246,347	$ 14,991,692	$ 19,707,308	$ 19,345,411

Analysis of increase (decrease) in units outstanding
Units issued	35,841	41,243	26,743	23,784
Units redeemed	(24,940)	(38,370)	(27,533)	(26,412)
Increase (decrease) in units outstanding	10,901	2,873	(790)	(2,628)
Beginning units	419,422	416,549	454,506	457,134
Ending units	430,323	419,422	453,716	454,506

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Goldman Sachs Variable Insurance Trust – Institutional Class		Goldman Sachs Variable Insurance Trust – Institutional Class
	Strategic Growth Fund		Mid Cap Value Fund
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (310,865)	$ (279,960)	$ 37,448	$ 13,410
Net realized gain (loss) from investment transactions	6,440,318	2,155,369	1,484,974	910,223
Change in net unrealized appreciation (depreciation) of investments	(568,172)	6,573,705	(538,666)	351,809
Net increase (decrease) in net assets from operations	5,561,280	8,449,114	983,756	1,275,442

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,066,089	1,118,650	472,246	503,597
Transfers for contract benefits and terminations	(1,713,579)	(1,482,642)	(619,555)	(590,471)
Contract maintenance charges	(1,176,935)	(1,067,750)	(464,017)	(443,705)
Transfers between subaccounts (including fixed account), net	(769,039)	(933,276)	139,346	(174,208)
Net increase (decrease) in net assets from contract transactions	(2,593,465)	(2,365,018)	(471,980)	(704,787)
Total increase (decrease) in net assets	2,967,816	6,084,096	511,777	570,655

Net assets
Beginning of period	34,212,411	28,128,315	12,012,265	11,441,610
End of period	$ 37,180,227	$ 34,212,411	$ 12,524,042	$ 12,012,265

Analysis of increase (decrease) in units outstanding
Units issued	3,740	2,219	2,955	6,769
Units redeemed	(42,619)	(45,738)	(10,344)	(14,752)
Increase (decrease) in units outstanding	(38,878)	(43,519)	(7,388)	(7,983)
Beginning units	554,436	597,955	181,203	189,186
Ending units	515,557	554,436	173,815	181,203

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Goldman Sachs Variable Insurance Trust – Institutional Class		Janus Henderson
	Small Cap Equity Insights Fund		VIT Balanced Portfolio (Service Shares)
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (2,822)	$ 8,378	$ 383,058	$ 361,502
Net realized gain (loss) from investment transactions	467,381	493,754	1,806,354	633,731
Change in net unrealized appreciation (depreciation) of investments	312,610	321,007	1,755,611	2,570,768
Net increase (decrease) in net assets from operations	777,169	823,139	3,945,024	3,566,001

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	248,985	260,269	2,580,967	2,734,135
Transfers for contract benefits and terminations	(199,973)	(271,387)	(1,494,952)	(1,290,801)
Contract maintenance charges	(134,561)	(138,906)	(1,068,589)	(1,114,601)
Transfers between subaccounts (including fixed account), net	(106,056)	(152,497)	(575,497)	(189,329)
Net increase (decrease) in net assets from contract transactions	(191,606)	(302,521)	(558,071)	139,404
Total increase (decrease) in net assets	585,564	520,618	3,386,953	3,705,405

Net assets
Beginning of period	5,155,342	4,634,724	27,856,049	24,150,644
End of period	$ 5,740,906	$ 5,155,342	$ 31,243,002	$ 27,856,049

Analysis of increase (decrease) in units outstanding
Units issued	7,109	17,046	34,488	45,652
Units redeemed	(7,957)	(15,090)	(47,795)	(40,529)
Increase (decrease) in units outstanding	(848)	1,956	(13,308)	5,123
Beginning units	120,746	118,790	718,319	713,196
Ending units	119,898	120,746	705,012	718,319

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Janus Henderson		Janus Henderson
	VIT Enterprise Portfolio (Service Shares)		VIT Forty Portfolio (Institutional Shares)
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (38,212)	$ (9,504)	$ (533,932)	$ (459,261)
Net realized gain (loss) from investment transactions	624,317	481,938	14,833,676	7,752,811
Change in net unrealized appreciation (depreciation) of investments	(274,299)	175,829	2,242,932	14,219,094
Net increase (decrease) in net assets from operations	311,806	648,263	16,542,675	21,512,644

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	149,505	154,854	5,753,199	6,061,627
Transfers for contract benefits and terminations	(182,251)	(208,794)	(4,623,866)	(4,708,982)
Contract maintenance charges	(156,700)	(155,473)	(3,235,897)	(3,298,930)
Transfers between subaccounts (including fixed account), net	(58,076)	(108,202)	(2,072,602)	(2,239,014)
Net increase (decrease) in net assets from contract transactions	(247,522)	(317,615)	(4,179,166)	(4,185,299)
Total increase (decrease) in net assets	64,284	330,648	12,363,509	17,327,345

Net assets
Beginning of period	4,992,115	4,661,467	96,333,326	79,005,981
End of period	$ 5,056,399	$ 4,992,115	$ 108,696,835	$ 96,333,326

Analysis of increase (decrease) in units outstanding
Units issued	23,257	6,181	34,999	27,368
Units redeemed	(12,186)	(8,820)	(102,894)	(109,095)
Increase (decrease) in units outstanding	11,071	(2,639)	(67,896)	(81,727)
Beginning units	89,342	91,981	1,643,246	1,724,973
Ending units	100,413	89,342	1,575,350	1,643,246

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	PIMCO Variable Insurance Trust – Administrative Class Shares		PIMCO Variable Insurance Trust – Administrative Class Shares
	VIT International Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 218,359	$ 214,331	$ 235,926	$ 223,897
Net realized gain (loss) from investment transactions	(18,351)	(16,231)	(19,881)	(15,615)
Change in net unrealized appreciation (depreciation) of investments	48,454	145,528	125,422	45,461
Net increase (decrease) in net assets from operations	248,463	343,628	341,467	253,743

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	667,732	720,782	649,776	677,962
Transfers for contract benefits and terminations	(333,243)	(332,135)	(306,656)	(355,766)
Contract maintenance charges	(368,089)	(361,698)	(355,411)	(340,866)
Transfers between subaccounts (including fixed account), net	162,614	335,038	517,695	366,155
Net increase (decrease) in net assets from contract transactions	129,015	361,987	505,404	347,485
Total increase (decrease) in net assets	377,477	705,615	846,870	601,228

Net assets
Beginning of period	7,679,656	6,974,041	7,169,474	6,568,246
End of period	$ 8,057,133	$ 7,679,656	$ 8,016,344	$ 7,169,474

Analysis of increase (decrease) in units outstanding
Units issued	25,063	30,163	57,548	40,984
Units redeemed	(17,929)	(12,105)	(26,871)	(16,785)
Increase (decrease) in units outstanding	7,134	18,058	30,677	24,199
Beginning units	340,954	322,896	455,130	430,931
Ending units	348,088	340,954	485,807	455,130

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
	Capital Appreciation Account II		Equity Income Account II
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (21,111)	$ (4,227)	$ 111,849	$ 139,098
Net realized gain (loss) from investment transactions	1,086,755	651,448	1,740,745	496,169
Change in net unrealized appreciation (depreciation) of investments	(226,074)	780,940	(81,022)	960,690
Net increase (decrease) in net assets from operations	839,570	1,428,161	1,771,573	1,595,957

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	235,240	249,562	512,904	549,827
Transfers for contract benefits and terminations	(422,842)	(292,635)	(546,621)	(328,263)
Contract maintenance charges	(147,444)	(148,818)	(327,566)	(304,764)
Transfers between subaccounts (including fixed account), net	(122,575)	(151,697)	(81,601)	(72,069)
Net increase (decrease) in net assets from contract transactions	(457,621)	(343,588)	(442,884)	(155,269)
Total increase (decrease) in net assets	381,949	1,084,573	1,328,689	1,440,688

Net assets
Beginning of period	7,006,947	5,922,374	12,601,369	11,160,681
End of period	$ 7,388,896	$ 7,006,947	$ 13,930,058	$ 12,601,369

Analysis of increase (decrease) in units outstanding
Units issued	76,305	58,683	74,244	71,878
Units redeemed	(33,378)	(27,538)	(41,471)	(35,591)
Increase (decrease) in units outstanding	42,927	31,145	32,773	36,287
Beginning units	167,831	136,686	302,636	266,349
Ending units	210,758	167,831	335,409	302,636

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
	MidCap Account II		SmallCap Account II
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (146,975)	$ (149,272)	$ (21,057)	$ (19,827)
Net realized gain (loss) from investment transactions	2,769,635	2,411,062	162,653	51,477
Change in net unrealized appreciation (depreciation) of investments	(2,490,102)	851,076	236,711	121,831
Net increase (decrease) in net assets from operations	132,558	3,112,866	378,308	153,481

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	709,996	763,409	121,771	136,613
Transfers for contract benefits and terminations	(971,668)	(881,510)	(103,912)	(127,808)
Contract maintenance charges	(506,265)	(522,603)	(119,590)	(115,833)
Transfers between subaccounts (including fixed account), net	219,692	(590,998)	19,204	(31,409)
Net increase (decrease) in net assets from contract transactions	(548,244)	(1,231,702)	(82,527)	(138,437)
Total increase (decrease) in net assets	(415,686)	1,881,164	295,780	15,044

Net assets
Beginning of period	18,701,566	16,820,402	2,733,112	2,718,068
End of period	$ 18,285,880	$ 18,701,566	$ 3,028,892	$ 2,733,112

Analysis of increase (decrease) in units outstanding
Units issued	24,342	31,036	8,032	17,414
Units redeemed	(11,416)	(15,463)	(11,266)	(19,183)
Increase (decrease) in units outstanding	12,926	15,573	(3,234)	(1,769)
Beginning units	100,945	85,372	158,229	159,998
Ending units	113,871	100,945	154,995	158,229

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 1,235,985	$ 915,901	$ 280,410	$ 222,334
Net realized gain (loss) from investment transactions	5,480,720	(232,860)	310,513	(4,179)
Change in net unrealized appreciation (depreciation) of investments	2,061,185	6,513,783	668,688	668,105
Net increase (decrease) in net assets from operations	8,777,890	7,196,824	1,259,611	886,260

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	6,844,974	7,245,392	1,357,447	1,401,978
Transfers for contract benefits and terminations	(4,233,600)	(2,767,035)	(706,893)	(414,476)
Contract maintenance charges	(3,417,878)	(3,388,100)	(713,178)	(682,569)
Transfers between subaccounts (including fixed account), net	(1,835,979)	(670,497)	(91,969)	(193,910)
Net increase (decrease) in net assets from contract transactions	(2,642,482)	419,760	(154,593)	111,023
Total increase (decrease) in net assets	6,135,408	7,616,584	1,105,019	997,283

Net assets
Beginning of period	68,173,412	60,556,828	11,688,691	10,691,408
End of period	$ 74,308,820	$ 68,173,412	$ 12,793,710	$ 11,688,691

Analysis of increase (decrease) in units outstanding
Units issued	127,873	295,836	48,095	38,001
Units redeemed	(214,797)	(184,414)	(46,611)	(28,562)
Increase (decrease) in units outstanding	(86,924)	111,422	1,484	9,439
Beginning units	2,380,649	2,269,227	487,251	477,812
Ending units	2,293,724	2,380,649	488,735	487,251

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 1,407,011	$ 993,109	$ 76,039	$ 60,241
Net realized gain (loss) from investment transactions	12,154,709	2,012,924	(24,221)	(48,133)
Change in net unrealized appreciation (depreciation) of investments	5,861,310	14,197,132	174,654	133,568
Net increase (decrease) in net assets from operations	19,423,029	17,203,165	226,472	145,676

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	11,069,839	11,841,278	287,961	314,084
Transfers for contract benefits and terminations	(8,235,803)	(6,972,696)	(70,722)	(189,055)
Contract maintenance charges	(5,726,144)	(5,605,887)	(178,235)	(173,118)
Transfers between subaccounts (including fixed account), net	(2,155,427)	(2,881,217)	(4,446)	(97,574)
Net increase (decrease) in net assets from contract transactions	(5,047,534)	(3,618,522)	34,558	(145,663)
Total increase (decrease) in net assets	14,375,495	13,584,643	261,030	13

Net assets
Beginning of period	134,704,245	121,119,602	2,488,886	2,488,873
End of period	$ 149,079,740	$ 134,704,245	$ 2,749,916	$ 2,488,886

Analysis of increase (decrease) in units outstanding
Units issued	172,148	346,085	13,976	9,922
Units redeemed	(268,159)	(321,059)	(10,048)	(16,147)
Increase (decrease) in units outstanding	(96,012)	25,026	3,928	(6,225)
Beginning units	3,810,308	3,785,282	118,159	124,384
Ending units	3,714,296	3,810,308	122,087	118,159

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios		Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds
	SAM Strategic Growth Portfolio		Diversified International Account I
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 1,241,120	$ 635,433	$ 18,742	$ 24,210
Net realized gain (loss) from investment transactions	17,914,484	2,550,247	131,036	5,438
Change in net unrealized appreciation (depreciation) of investments	8,720,535	21,677,925	113,381	5,363
Net increase (decrease) in net assets from operations	27,876,139	24,863,605	263,159	35,011

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	14,639,480	15,364,898	53,243	51,660
Transfers for contract benefits and terminations	(10,239,616)	(8,062,397)	(122,650)	(18,488)
Contract maintenance charges	(7,003,734)	(6,943,204)	(22,840)	(21,747)
Transfers between subaccounts (including fixed account), net	(3,055,751)	(3,014,431)	(2,857)	(4,598)
Net increase (decrease) in net assets from contract transactions	(5,659,621)	(2,655,134)	(95,104)	6,827
Total increase (decrease) in net assets	22,216,518	22,208,471	168,055	41,838

Net assets
Beginning of period	178,012,736	155,804,265	840,655	798,817
End of period	$ 200,229,254	$ 178,012,736	$ 1,008,710	$ 840,655

Analysis of increase (decrease) in units outstanding
Units issued	268,032	398,412	31,429	6,948
Units redeemed	(340,519)	(317,142)	(32,392)	(5,737)
Increase (decrease) in units outstanding	(72,487)	81,270	(963)	1,211
Beginning units	4,557,534	4,476,264	63,098	61,887
Ending units	4,485,047	4,557,534	62,135	63,098

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds		Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
	LargeCap Growth Account I		Core Plus Bond Account I
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ (1,590)	$ (1,574)	$ 3,716	$ 2,895
Net realized gain (loss) from investment transactions	100,852	61,594	(6,249)	(8,351)
Change in net unrealized appreciation (depreciation) of investments	(37,179)	47,388	9,031	6,018
Net increase (decrease) in net assets from operations	62,083	107,408	6,499	562

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	21,328	18,528	4,926	3,845
Transfers for contract benefits and terminations	—	(3,760)	—	(36,811)
Contract maintenance charges	(8,801)	(7,986)	(2,040)	(1,954)
Transfers between subaccounts (including fixed account), net	(9,884)	12,347	1,486	(782)
Net increase (decrease) in net assets from contract transactions	2,643	19,129	4,373	(35,702)
Total increase (decrease) in net assets	64,725	126,537	10,871	(35,140)

Net assets
Beginning of period	552,711	426,174	88,435	123,575
End of period	$ 617,436	$ 552,711	$ 99,306	$ 88,435

Analysis of increase (decrease) in units outstanding
Units issued	21,749	11,132	3,527	578
Units redeemed	(13,842)	(5,174)	(3,027)	(4,099)
Increase (decrease) in units outstanding	7,908	5,958	500	(3,521)
Beginning units	28,211	22,253	8,706	12,227
Ending units	36,119	28,211	9,206	8,706

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds		Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
	Government & High Quality Bond Account I		Short-Term Income Account I
	2025	2024	2025	2024
Increase (decrease) in net assets Operations
Net investment income (loss)	$ 4,231	$ 3,417	$ 620	$ 368
Net realized gain (loss) from investment transactions	(3,579)	(19,034)	—	—
Change in net unrealized appreciation (depreciation) of investments	8,632	15,726	91	162
Net increase (decrease) in net assets from operations	9,284	109	711	530

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	5,035	5,377	2,500	2,500
Transfers for contract benefits and terminations	—	(21,645)	—	1
Contract maintenance charges	(2,919)	(2,752)	(289)	(281)
Transfers between subaccounts (including fixed account), net	(28)	(2,320)	—	—
Net increase (decrease) in net assets from contract transactions	2,087	(21,340)	2,211	2,220
Total increase (decrease) in net assets	11,372	(21,231)	2,922	2,750

Net assets
Beginning of period	120,883	142,114	12,833	10,083
End of period	$ 132,255	$ 120,883	$ 15,755	$ 12,833

Analysis of increase (decrease) in units outstanding
Units issued	5,084	7,970	195	206
Units redeemed	(5,071)	(10,569)	—	—
Increase (decrease) in units outstanding	13	(2,599)	195	206
Beginning units	12,427	15,026	1,165	959
Ending units	12,441	12,427	1,360	1,165

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

1.	The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner.  The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd.  FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities.  The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits.  Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.  Investment transactions are recorded on a trade date basis.  The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account.  The Account is currently composed of fifty-seven subaccounts.  The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

American Funds Insurance Series
Asset Allocation Fund
Capital Income Builder Fund
Capital World Growth and Income Fund
Global Growth Fund
Growth Fund
Growth-Income Fund
International Fund
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP
DWS Variable Series I – Class A Shares
DWS Core Equity VIP
DWS CROCI International VIP
DWS Global Small Cap VIP
Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

1.	The Company, continued

DWS Variable Series I – Class A Shares
DWS CROCI U.S. VIP
DWS Government Money Market VIP
DWS High Income VIP
DWS Small Mid Cap Growth VIP
Fidelity Variable Insurance Products ("VIP") Funds – Service Class
VIP Growth Portfolio
VIP Index 500 Portfolio
VIP Mid Cap Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2010 Portfolio
VIP Freedom 2015 Portfolio
VIP Freedom 2020 Portfolio
VIP Freedom 2025 Portfolio
VIP Freedom 2030 Portfolio
VIP Freedom Income Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
VIP FundsManager 50% Portfolio
VIP FundsManager 70% Portfolio
VIP FundsManager 85% Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
Small Cap Value VIP Fund
Small – Mid Cap Growth VIP Fund
Goldman Sachs Variable Insurance Trust – Institutional Class
Strategic Growth Fund
Mid Cap Value Fund
Small Cap Equity Insights Fund
Janus Henderson
VIT Balanced Portfolio (Service Shares)
VIT Enterprise Portfolio (Service Shares)
VIT Forty Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)
VIT Low Duration Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
Capital Appreciation Account II
Equity Income Account II
MidCap Account II
SmallCap Account II

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

1.	The Company, continued

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
SAM Conservative Balanced Portfolio
SAM Conservative Growth Portfolio
SAM Flexible Income Portfolio
SAM Strategic Growth Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds
Diversified International Account I
LargeCap Growth Account I
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
Core Plus Bond Account I
Government & High Quality Bond Account I
Short-Term Income Account I

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues.  The Company provides insurance and administrative services to the policyholders for a fee.  The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law.  Certain officers of the Account are also officers and directors of the Company.

The Company suspended issuance of new variable universal life effective February 28, 2024.

The remainder of this page is intentionally left blank.

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies .  The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values
Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value ("NAV") per share of the respective portfolios at December 31, 2025.  Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount.  For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses
Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax
The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”).  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies.  Therefore, no charge is being made currently to the Account for federal income taxes.  The Company will review periodically the status of this policy in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends
Dividend income received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Capital Gain Distributions
Capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

2. Significant Accounting Policies

Fair Value Measurements
The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 ("ASC 820"), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:
•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.
•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:
a.	Quoted prices for similar assets or liabilities in active markets
b.	Quoted prices for identical or similar assets or liabilities in non-active markets
c.	Inputs other than quoted market prices that are observable
d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
•
Level 3:  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values
The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs.  The Company determines the fair values of certain financial assets based on quoted market prices.  All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds.  Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.  As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.
Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Fees and Charges	Variable Universal Life	Life Accumulator	Essential Life Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic Charges are assessed through reduction of unit values	0.90%	0.25% - 0.70%	0.30% - 0.60%
Contract Maintenance Charges
Premium Charges
Charge is deducted upon payment of each premium	3.50%	4.25%	3% - 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charge is deducted upon full surrender	N/A	$11.52 - $51.68 per $1,000 of face amount	N/A
Deferred Sales Charge Component	$50 - $75 per $1,000 of face amount	N/A	$3 - $44.40 per $1,000 of face amount
Administrative Component	$5.32 - $17.50 per $1,000 of face amount	N/A	$3 - $44.40 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum	$1.50 per $1,000 not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units	$0 - $25	$0 - $25	$0 - $25
Additional Annual Report Fee
This charge is assessed through the redemption of units	$5	$5	$0 - $25
Monthly Administration Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date	$5 - $8	$7 - $10	$12
Cost of Insurance Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date	$0.06 - $83.07 per $1,000 of benefit amount	$0.06 - $83.33 per $1,000 of benefit amount	$0.01 - $37.12 per $1,000 of benefit amount
Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0
Table Rating Factor Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0	N/A

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Fees and Charges	Variable Universal Life	Life Accumulator	Essential Life Variable Universal Life
Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on issue date and on each monthly due date	$0 - $1,000 per $1,000 of benefit amount	$0 - $1,000 per $1,000 of benefit amount	$0 - $1,000 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on issue date and on each monthly due date during the first five years and within five years after any increase in principal sum	N/A	$0.24 - $0.88 per benefit amount	$0.06 - $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account	1.5% - 5.0% of the policy loan balance	0.25 % of the policy loan balance	2% - 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on issue date and on each monthly due date	$0.04 - $0.38 per $1,000 of rider	N/A	$0.04 - $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider	$0 - $250 plus the actuarial discount	$0 - $250 plus the actuarial discount	$0 - $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date	$4 - $40 per $100 of monthly benefit	$4 - $40 per $100 of monthly benefit	$4 - $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date	4% - 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date	N/A	N/A	4% - 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on issue date and on each monthly due date	$0.78 - $0.87 per $1,000 of rider amount	N/A	$0.78 - $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on issue date and on each monthly due date	$0.09 - $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment	Charge per $1,000 of the amount of death benefit accelerated plus the actuuarial discount	N/A	N/A

Portfolio Operating Expenses
The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the contract holders, which currently range up to 2%.
Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Related Party Transactions
Farmers Financial Solutions, LLC ("FFS"), a wholly-owned subsidiary of Farmers Exchanges, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios' service providers for administrative and other services performed relating to Variable Account operations.

The remainder of this page is intentionally left blank.

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2025 consist of the following:

	Purchases	Sales
American Funds Insurance Series
Asset Allocation Fund	$ 1,829,688	$ 806,236
Capital Income Builder Fund	$ 1,194,213	$ 692,794
Capital World Growth and Income Fund	$ 1,182,713	$ 753,557
Global Growth Fund	$ 2,976,553	$ 1,566,237
Growth Fund	$ 10,189,117	$ 4,286,519
Growth-Income Fund	$ 6,114,824	$ 1,523,062
International Fund	$ 542,745	$ 460,740
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$ 848,360	$ 502,547
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$ 525,368	$ 818,754
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$ 24,609	$ 49,114
DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP	$ 1,281,602	$ 868,265
DWS Variable Series I – Class A Shares
DWS Core Equity VIP	$ 772,049	$ 375,345
DWS CROCI International VIP	$ 1,009,791	$ 2,577,809
DWS Global Small Cap VIP	$ 1,963,215	$ 1,196,432
DWS CROCI U.S. VIP	$ 5,812,150	$ 3,198,083
DWS Government Money Market VIP	$ 1,713,219	$ 1,620,781
DWS High Income VIP	$ 1,108,640	$ 509,070
DWS Small Mid Cap Growth VIP	$ 43,820	$ 23,672
Fidelity Variable Insurance Products ("VIP") Funds – Service Class
VIP Growth Portfolio	$ 17,819,538	$ 7,397,495
VIP Index 500 Portfolio	$ 5,032,229	$ 7,687,538
VIP Mid Cap Portfolio	$ 7,862,309	$ 3,127,503
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2010 Portfolio	$ 40,437	$ 26,715
VIP Freedom 2015 Portfolio	$ 40,171	$ 7,645
VIP Freedom 2020 Portfolio	$ 264,542	$ 66,448
VIP Freedom 2025 Portfolio	$ 302,049	$ 242,928
VIP Freedom 2030 Portfolio	$ 1,625,502	$ 1,065,336
VIP Freedom Income Portfolio	$ 161,791	$ 157,136

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

4. Purchases and Sales of Investments

	Purchases	Sales
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$ 2,739,128	$ 2,016,353
VIT Enterprise Portfolio (Service Shares)	$ 774,341	$ 637,882
VIT Forty Portfolio (Institutional Shares)	$ 14,334,750	$ 6,877,880
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$ 782,910	$ 435,536
VIT Low Duration Portfolio	$ 1,187,760	$ 446,431
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$ 1,664,875	$ 1,588,919
Equity Income Account II	$ 2,509,701	$ 1,582,985
MidCap Account II	$ 2,997,456	$ 1,359,274
SmallCap Account II	$ 272,810	$ 229,218
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$ 9,646,271	$ 5,691,898
SAM Conservative Balanced Portfolio	$ 1,449,751	$ 1,033,145
SAM Conservative Growth Portfolio	$ 16,282,889	$ 9,823,043
SAM Flexible Income Portfolio	$ 318,193	$ 207,596
SAM Strategic Growth Portfolio	$ 22,819,856	$ 13,005,909
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds
Diversified International Account I	$ 474,000	$ 495,353
LargeCap Growth Account I	$ 365,383	$ 271,870
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
Core Plus Bond Account I	$ 40,132	$ 32,043
Government & High Quality Bond Account I	$ 58,249	$ 51,931
Short-Term Income Account I	$ 2,871	$ 40

The remainder of this page is intentionally left blank

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	Variable Universal Life

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2025	7,569	475	(1,085)	6,958	$ 44.63
	2024	8,611	1,029	(2,071)	7,569	$ 38.93
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2025	214,545	6,055	(11,095)	209,506	$ 28.65
	2024	221,999	5,189	(12,643)	214,545	$ 26.12
Calvert Variable Series, Inc. subaccounts
VP SRI Mid Cap Portfolio	2025	7,474	321	(1,365)	6,431	$ 34.64
	2024	7,605	304	(435)	7,474	$ 34.45
DWS Variable Series I – Class A Shares subaccounts
DWS Core Equity VIP	2025	125,962	1,977	(6,536)	121,403	$ 55.18
	2024	132,568	839	(7,445)	125,962	$ 47.65
DWS CROCI International VIP	2025	1,696,572	20,843	(177,436)	1,539,980	$ 13.86
	2024	1,676,621	74,829	(54,878)	1,696,572	$ 9.65
DWS Global Small Cap VIP	2025	376,752	8,136	(21,967)	362,921	$ 39.02
	2024	387,887	8,106	(19,241)	376,752	$ 32.67
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2025	815,392	14,109	(44,593)	784,908	$ 61.06
	2024	856,575	8,018	(49,201)	815,392	$ 52.57
DWS Government Money Market VIP	2025	1,226,395	55,909	(65,074)	1,217,230	$ 12.49
	2024	1,202,276	71,556	(47,437)	1,226,395	$ 12.12
DWS High Income VIP	2025	201,662	5,493	(9,780)	197,375	$ 32.87
	2024	202,599	7,105	(8,042)	201,662	$ 30.44
DWS Small Mid Cap Growth VIP	2025	38,330	928	(1,753)	37,505	$ 13.32
	2024	42,292	668	(4,630)	38,330	$ 12.43
Fidelity Variable Insurance Products ("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2025	736,810	4,631	(46,185)	695,256	$ 75.39
	2024	788,281	8,003	(59,474)	736,810	$ 66.27
VIP Index 500 Portfolio	2025	742,100	6,695	(51,159)	697,636	$ 66.63
	2024	784,643	10,539	(53,082)	742,100	$ 57.14
VIP Mid Cap Portfolio	2025	187,722	3,852	(10,214)	181,359	$ 86.13
	2024	195,543	2,477	(10,298)	187,722	$ 77.83

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	Variable Universal Life

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2025	255,303	3,725	(20,899)	238,129	$ 36.69
	2024	255,796	11,732	(12,225)	255,303	$ 25.31
Small – Mid Cap Growth VIP Fund	2025	122,754	3,494	(7,400)	118,849	$ 43.30
	2024	128,773	2,259	(8,278)	122,754	$ 42.62
Small Cap Value VIP Fund	2025	119,522	4,244	(4,756)	119,010	$ 44.44
	2024	123,840	2,425	(6,743)	119,522	$ 41.66
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2025	173,509	2,838	(9,183)	167,164	$ 74.24
	2024	184,097	1,635	(12,223)	173,509	$ 68.47
Small Cap Equity Insights Fund	2025	85,636	2,106	(5,473)	82,270	$ 58.92
	2024	91,093	1,150	(6,607)	85,636	$ 51.18
Strategic Growth Fund	2025	554,436	3,740	(42,619)	515,558	$ 72.12
	2024	597,955	2,219	(45,738)	554,436	$ 61.71
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2025	115,306	5,240	(9,807)	110,739	$ 51.41
	2024	119,072	6,298	(10,064)	115,306	$ 45.18
VIT Enterprise Portfolio (Service Shares)	2025	70,604	1,157	(4,779)	66,982	$ 65.81
	2024	75,383	1,130	(5,909)	70,604	$ 61.82
VIT Forty Portfolio (Institutional Shares)	2025	915,795	7,150	(66,205)	856,740	$ 63.64
	2024	987,933	3,073	(75,211)	915,795	$ 54.35
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2025	195,822	7,652	(10,861)	192,614	$ 25.49
	2024	191,457	10,296	(5,931)	195,822	$ 24.75
VIT Low Duration Portfolio	2025	305,626	35,898	(15,484)	326,040	$ 17.55
	2024	297,214	17,822	(9,410)	305,626	$ 16.78
Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	Variable Universal Life

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2025	62,244	734	(6,597)	56,381	$ 74.74
	2024	65,185	762	(3,703)	62,244	$ 66.60
Equity Income Account II	2025	173,814	2,982	(9,719)	167,077	$ 65.35
	2024	175,951	3,497	(5,634)	173,814	$ 57.22
MidCap Account II	2025	56,681	1,282	(2,913)	55,049	$ 314.76
	2024	60,719	462	(4,500)	56,681	$ 312.83
SmallCap Account II	2025	140,741	5,679	(10,163)	136,256	$ 20.35
	2024	148,044	3,023	(10,326)	140,741	$ 17.89
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2025	451,958	6,380	(23,418)	434,920	$ 43.52
	2024	461,630	11,805	(21,477)	451,958	$ 38.64
SAM Conservative Balanced Portfolio	2025	89,572	1,423	(5,701)	85,293	$ 32.93
	2024	92,300	1,628	(4,356)	89,572	$ 29.86
SAM Conservative Growth Portfolio	2025	1,114,783	14,448	(65,878)	1,063,353	$ 53.58
	2024	1,170,855	16,471	(72,543)	1,114,783	$ 46.88
SAM Flexible Income Portfolio	2025	30,926	1,181	(1,865)	30,242	$ 27.06
	2024	32,530	828	(2,432)	30,926	$ 24.90
SAM Strategic Growth Portfolio	2025	1,272,046	19,930	(71,106)	1,220,870	$ 61.48
	2024	1,314,906	24,115	(66,975)	1,272,046	$ 53.20

The remainder of this page is intentionally left blank.

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
DWS Investments VIT Funds – Class B Shares subaccounts
DWS Equity 500 Index VIP	2025	42,874	594	(19,165)	24,303	$ 47.82
	2024	97,973	5,033	(60,132)	42,874	$ 40.93
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2025	14,813	378	(9,250)	5,940	$ 25.01
	2024	17,930	314	(3,431)	14,813	$ 21.41
Fidelity Variable Insurance Products ("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2025	33,029	911	(12,513)	21,427	$ 69.62
	2024	36,378	1,190	(4,539)	33,029	$ 60.84
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2025	29,966	965	(5,539)	25,392	$ 28.18
	2024	41,827	1,134	(12,995)	29,966	$ 26.25
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2025	2,611	98	(1,029)	1,680	$ 29.94
	2024	5,089	40	(2,518)	2,611	$ 27.45
Small Cap Equity Insights Fund	2025	19,820	440	(2,354)	17,906	$ 33.88
	2024	27,697	586	(8,463)	19,820	$ 29.26
Janus Henderson subaccounts
VIT Enterprise Portfolio (Service Shares)	2025	14,158	265	(7,230)	7,193	$ 43.33
	2024	16,598	441	(2,881)	14,158	$ 40.46
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds subaccounts
Diversified International Account I	2025	59,555	2,160	(26,688)	35,027	$ 17.78
	2024	61,887	3,336	(5,668)	59,555	$ 13.47
LargeCap Growth Account I	2025	20,596	352	(13,620)	7,328	$ 24.15
	2024	22,253	3,501	(5,158)	20,596	$ 21.74

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2025	8,413	431	(3,018)	5,825	$ 10.89
	2024	12,227	284	(4,098)	8,413	$ 10.17
Government & High Quality Bond Account I	2025	4,871	276	(4,994)	153	$ 10.21
	2024	15,026	407	(10,562)	4,871	$ 9.49
Short-Term Income Account I	2025	1,165	195	—	1,360	$ 11.59
	2024	959	206	—	1,165	$ 11.02
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2025	49,619	898	(24,922)	25,596	$ 48.07
	2024	71,501	1,844	(23,726)	49,619	$ 42.58
Equity Income Account II	2025	62,620	909	(29,430)	34,099	$ 34.23
	2024	90,398	2,161	(29,939)	62,620	$ 29.79
MidCap Account II	2025	14,049	170	(7,784)	6,434	$ 41.53
	2024	24,653	345	(10,949)	14,049	$ 41.03
SmallCap Account II	2025	3,391	420	(1,051)	2,760	$ 21.69
	2024	11,954	290	(8,853)	3,391	$ 18.95
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2025	71,137	1,034	(39,539)	32,632	$ 24.41
	2024	173,102	7,147	(109,112)	71,137	$ 21.55
SAM Conservative Balanced Portfolio	2025	23,219	819	(14,901)	9,138	$ 19.79
	2024	28,722	1,902	(7,405)	23,219	$ 17.83
SAM Conservative Growth Portfolio	2025	107,341	2,769	(36,632)	73,478	$ 29.26
	2024	212,216	5,549	(110,424)	107,341	$ 25.45
SAM Flexible Income Portfolio	2025	13,921	735	(4,514)	10,142	$ 17.07
	2024	15,369	924	(2,372)	13,921	$ 15.62
SAM Strategic Growth Portfolio	2025	184,313	5,826	(70,086)	120,052	$ 32.97
	2024	302,351	10,488	(128,526)	184,313	$ 28.36

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	Life Accumulator - During Year 20 and beyond

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
DWS Investments VIT Funds – Class B Shares subaccounts
DWS Equity 500 Index VIP	2025	168,815	59,343	(518)	227,639	$ 15.50
	2024	—	168,883	(68)	168,815	$ 13.26
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2025	3,138	3,150	(65)	6,223	$ 14.57
	2024	—	3,144	(6)	3,138	$ 12.46
Fidelity Variable Insurance Products ("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2025	11,781	46,476	(527)	57,729	$ 16.33
	2024	—	11,855	(74)	11,781	$ 14.26
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2025	22,847	10,920	(190)	33,577	$ 12.50
	2024	—	22,879	(32)	22,847	$ 11.64
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2025	5,083	19	(132)	4,970	$ 12.87
	2024	—	5,094	(11)	5,083	$ 11.79
Small Cap Equity Insights Fund	2025	15,289	4,563	(130)	19,721	$ 14.56
	2024	—	15,310	(21)	15,289	$ 12.57
Janus Henderson subaccounts
VIT Enterprise Portfolio (Service Shares)	2025	4,579	21,834	(176)	26,237	$ 12.84
	2024	—	4,610	(31)	4,579	$ 11.98
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds subaccounts
Diversified International Account I	2025	3,543	29,269	(5,705)	27,107	$ 14.24
	2024	—	3,612	(69)	3,543	$ 10.78
LargeCap Growth Account I	2025	7,615	21,398	(222)	28,790	$ 15.30
	2024	—	7,631	(16)	7,615	$ 13.77
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2025	293	3,097	(9)	3,381	$ 10.60
	2024	—	294	(1)	293	$ 9.89
Government & High Quality Bond Account I	2025	7,556	4,808	(76)	12,287	$ 10.64
	2024	—	7,563	(7)	7,556	$ 9.88

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	Life Accumulator - During Year 20 and beyond

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2025	55,968	74,673	(1,859)	128,782	$ 15.10
	2024	—	56,077	(109)	55,968	$ 13.37
Equity Income Account II	2025	66,205	70,353	(2,323)	134,235	$ 13.73
	2024	—	66,220	(15)	66,205	$ 11.95
MidCap Account II	2025	30,216	22,891	(719)	52,388	$ 13.20
	2024	—	30,229	(13)	30,216	$ 13.03
SmallCap Account II	2025	14,100	1,934	(52)	15,981	$ 12.31
	2024	—	14,101	(1)	14,100	$ 10.75
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2025	191,752	57,111	(50,032)	198,831	$ 12.94
	2024	—	191,819	(67)	191,752	$ 11.41
SAM Conservative Balanced Portfolio	2025	8,945	24,846	(6,790)	27,002	$ 11.96
	2024	—	8,949	(4)	8,945	$ 10.78
SAM Conservative Growth Portfolio	2025	218,438	82,538	(28,581)	272,394	$ 13.65
	2024	—	218,533	(95)	218,438	$ 11.87
SAM Flexible Income Portfolio	2025	1,834	6,457	(5)	8,286	$ 11.47
	2024	—	1,834	—	1,834	$ 10.49
SAM Strategic Growth Portfolio	2025	247,242	150,844	(49,474)	348,612	$ 14.16
	2024	—	248,955	(1,713)	247,242	$ 12.18

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
American Funds Insurance Series subaccounts
Asset Allocation Fund	2025	422,075	44,583	(36,144)	430,514	$ 24.09
	2024	397,104	54,885	(29,914)	422,075	$ 20.86
Capital Income Builder Fund	2025	479,280	52,903	(38,399)	493,784	$ 19.46
	2024	437,711	72,739	(31,170)	479,280	$ 16.21
Capital World Growth and Income Fund	2025	377,807	30,666	(30,999)	377,474	$ 27.36
	2024	348,884	46,839	(17,916)	377,807	$ 21.98
Global Growth Fund	2025	458,189	42,133	(54,197)	446,124	$ 31.81
	2024	417,492	56,142	(15,445)	458,189	$ 26.23
Growth Fund	2025	1,543,984	101,566	(90,216)	1,555,334	$ 51.07
	2024	1,474,138	126,558	(56,712)	1,543,984	$ 42.60
Growth-Income Fund	2025	747,541	60,513	(46,169)	761,885	$ 35.05
	2024	717,407	68,344	(38,210)	747,541	$ 29.78
International Fund	2025	215,827	29,522	(27,409)	217,940	$ 19.10
	2024	188,673	36,548	(9,394)	215,827	$ 15.11
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2025	82,797	8,413	(8,532)	82,678	$ 59.00
	2024	88,790	3,745	(9,738)	82,797	$ 51.16
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2025	154,299	12,220	(15,829)	150,691	$ 32.15
	2024	149,429	13,932	(9,062)	154,299	$ 29.13
DWS Variable Series I – Class A Shares subaccounts
DWS CROCI International VIP	2025	297,213	12,520	(27,397)	282,336	$ 18.32
	2024	278,661	27,899	(9,347)	297,213	$ 12.68
DWS Global Small Cap VIP	2025	258,344	15,702	(13,970)	260,076	$ 28.06
	2024	250,349	18,577	(10,582)	258,344	$ 23.35
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2025	142,266	6,656	(6,853)	142,069	$ 42.35
	2024	144,954	6,094	(8,782)	142,266	$ 36.24
DWS Government Money Market VIP	2025	410,822	30,738	(66,586)	374,974	$ 11.56
	2024	420,253	56,647	(66,078)	410,822	$ 11.15
DWS High Income VIP	2025	157,870	10,449	(6,851)	161,468	$ 26.38
	2024	147,214	14,202	(3,546)	157,870	$ 24.29

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity Variable Insurance Products ("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2025	640,690	37,229	(35,272)	642,647	$ 88.06
	2024	639,222	38,801	(37,333)	640,690	$ 76.95
VIP Index 500 Portfolio	2025	895,885	52,696	(67,770)	880,811	$ 68.59
	2024	894,994	53,609	(52,718)	895,885	$ 58.47
VIP Mid Cap Portfolio	2025	824,352	48,061	(52,795)	819,617	$ 44.60
	2024	836,372	37,712	(49,732)	824,352	$ 40.06
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2010 Portfolio	2025	11,743	1,286	(1,178)	11,851	$ 23.67
	2024	12,824	1,431	(2,512)	11,743	$ 21.53
VIP Freedom 2015 Portfolio	2025	12,275	832	(303)	12,805	$ 25.83
	2024	12,902	1,143	(1,770)	12,275	$ 23.20
VIP Freedom 2020 Portfolio	2025	67,836	4,906	(2,526)	70,216	$ 27.83
	2024	70,448	5,018	(7,630)	67,836	$ 24.70
VIP Freedom 2025 Portfolio	2025	87,454	5,588	(8,474)	84,569	$ 30.82
	2024	90,036	6,468	(9,050)	87,454	$ 27.06
VIP Freedom 2030 Portfolio	2025	426,221	26,470	(34,920)	417,771	$ 32.83
	2024	426,324	23,265	(23,368)	426,221	$ 28.60
VIP Freedom Income Portfolio	2025	68,648	7,019	(8,696)	66,972	$ 18.66
	2024	60,894	17,115	(9,361)	68,648	$ 17.12
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2025	83,129	9,746	(6,785)	86,089	$ 18.46
	2024	82,407	9,348	(8,626)	83,129	$ 16.98
VIP FundsManager 50% Portfolio	2025	249,869	19,630	(13,340)	256,159	$ 27.47
	2024	237,265	25,390	(12,786)	249,869	$ 24.16
VIP FundsManager 70% Portfolio	2025	368,323	19,065	(28,548)	358,841	$ 34.06
	2024	363,153	26,406	(21,236)	368,323	$ 29.23
VIP FundsManager 85% Portfolio	2025	405,274	16,601	(29,666)	392,208	$ 39.35
	2024	413,285	23,995	(32,006)	405,274	$ 33.09

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small – Mid Cap Growth VIP Fund	2025	331,752	23,249	(20,134)	334,868	$ 43.48
	2024	328,361	21,525	(18,134)	331,752	$ 42.54
Small Cap Value VIP Fund	2025	247,087	19,713	(14,456)	252,344	$ 38.92
	2024	250,882	14,805	(18,600)	247,087	$ 36.26
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2025	603,013	29,248	(37,989)	594,273	$ 42.99
	2024	594,124	39,354	(30,465)	603,013	$ 37.56
VIT Forty Portfolio (Institutional Shares)	2025	727,451	27,848	(36,689)	718,610	$ 75.38
	2024	737,040	24,295	(33,884)	727,451	$ 64.00
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2025	145,132	17,410	(7,068)	155,474	$ 20.24
	2024	131,439	19,867	(6,174)	145,132	$ 19.53
VIT Low Duration Portfolio	2025	149,504	21,650	(11,387)	159,767	$ 14.36
	2024	133,717	23,162	(7,375)	149,504	$ 13.65
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2025	1,665,802	63,348	(101,808)	1,627,342	$ 31.96
	2024	1,634,495	85,065	(53,758)	1,665,802	$ 28.21
SAM Conservative Balanced Portfolio	2025	365,515	21,006	(19,219)	367,302	$ 25.81
	2024	356,790	25,522	(16,797)	365,515	$ 23.26
SAM Conservative Growth Portfolio	2025	2,369,745	72,393	(137,068)	2,305,069	$ 37.41
	2024	2,402,211	105,532	(137,998)	2,369,745	$ 32.54
SAM Flexible Income Portfolio	2025	71,478	5,603	(3,665)	73,416	$ 22.66
	2024	76,485	6,336	(11,343)	71,478	$ 20.73
SAM Strategic Growth Portfolio	2025	2,853,934	91,433	(149,854)	2,795,514	$ 41.59
	2024	2,859,006	114,854	(119,926)	2,853,934	$ 35.78

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return.  Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return.  The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
American Funds Insurance Series
Asset Allocation Fund
2025	430,514	$24.09	to	$24.09	$10,373,013	2.09%	0.30%	to	0.30%	15.51%	to	15.51%
2024	422,075	20.86	to	20.86	8,804,483	2.26%	0.30%	to	0.30%	16.09%	to	16.09%
2023	397,104	17.97	to	17.97	7,135,711	2.40%	0.30%	to	0.30%	13.93%	to	13.93%
2022	335,800	15.77	to	15.77	5,296,420	2.34%	0.30%	to	0.30%	(13.66)%	to	(13.66)%
2021	271,738	18.27	to	18.27	4,964,264	1.66%	0.30%	to	0.30%	14.76%	to	14.76%
Capital Income Builder Fund
2025	493,784	$19.46	to	$19.46	$9,608,383	3.01%	0.30%	to	0.30%	20.05%	to	20.05%
2024	479,280	16.21	to	16.21	7,768,263	3.47%	0.30%	to	0.30%	9.86%	to	9.86%
2023	437,711	14.75	to	14.75	6,457,922	3.03%	0.30%	to	0.30%	8.69%	to	8.69%
2022	373,154	13.57	to	13.57	5,065,333	3.17%	0.30%	to	0.30%	(7.41)%	to	(7.41)%
2021	338,275	14.66	to	14.66	4,959,170	2.84%	0.30%	to	0.30%	14.60%	to	14.60%
Capital World Growth and Income Fund
2025	377,474	$27.36	to	$27.36	$10,325,804	1.44%	0.30%	to	0.30%	24.43%	to	24.43%
2024	377,807	21.98	to	21.98	8,305,695	1.74%	0.30%	to	0.30%	13.66%	to	13.66%
2023	348,884	19.34	to	19.34	6,748,025	2.01%	0.30%	to	0.30%	20.52%	to	20.52%
2022	301,371	16.05	to	16.05	4,836,616	2.72%	0.30%	to	0.30%	(17.58)%	to	(17.58)%
2021	250,535	19.47	to	19.47	4,878,447	1.75%	0.30%	to	0.30%	14.43%	to	14.43%
Global Growth Fund
2025	446,124	$31.81	to	$31.81	$14,189,563	1.42%	0.30%	to	0.30%	21.26%	to	21.26%
2024	458,189	26.23	to	26.23	12,017,941	1.60%	0.30%	to	0.30%	13.34%	to	13.34%
2023	417,492	23.14	to	23.14	9,661,673	0.95%	0.30%	to	0.30%	22.24%	to	22.24%
2022	366,344	18.93	to	18.93	6,935,668	0.72%	0.30%	to	0.30%	(24.96)%	to	(24.96)%
2021	300,283	25.23	to	25.23	7,576,289	0.34%	0.30%	to	0.30%	16.07%	to	16.07%
Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
American Funds Insurance Series
Growth Fund
2025	1,555,334	$51.07	to	$51.07	$79,423,731	0.15%	0.30%	to	0.30%	19.87%	to	19.87%
2024	1,543,984	42.60	to	42.60	65,774,535	0.34%	0.30%	to	0.30%	31.23%	to	31.23%
2023	1,474,138	32.46	to	32.46	47,854,752	0.38%	0.30%	to	0.30%	38.07%	to	38.07%
2022	1,307,622	23.51	to	23.51	30,744,930	0.34%	0.30%	to	0.30%	(30.15)%	to	(30.15)%
2021	1,098,649	33.66	to	33.66	36,979,412	0.23%	0.30%	to	0.30%	21.62%	to	21.62%
Growth-Income Fund
2025	761,885	$35.05	to	$35.05	$26,706,378	0.94%	0.30%	to	0.30%	17.71%	to	17.71%
2024	747,541	29.78	to	29.78	22,260,866	1.14%	0.30%	to	0.30%	23.85%	to	23.85%
2023	717,407	24.04	to	24.04	17,249,137	1.46%	0.30%	to	0.30%	25.76%	to	25.76%
2022	633,185	19.12	to	19.12	12,105,564	1.53%	0.30%	to	0.30%	(16.74)%	to	(16.74)%
2021	542,055	22.96	to	22.96	12,447,235	1.20%	0.30%	to	0.30%	23.72%	to	23.72%
International Fund
2025	217,940	$19.10	to	$19.10	$4,163,044	1.40%	0.30%	to	0.30%	26.39%	to	26.39%
2024	215,827	15.11	to	15.11	3,261,969	1.27%	0.30%	to	0.30%	2.85%	to	2.85%
2023	188,673	14.70	to	14.70	2,772,603	1.40%	0.30%	to	0.30%	15.50%	to	15.50%
2022	155,899	12.72	to	12.72	1,983,554	2.15%	0.30%	to	0.30%	(21.02)%	to	(21.02)%
2021	117,623	16.11	to	16.11	1,894,913	2.78%	0.30%	to	0.30%	(1.79)%	to	(1.79)%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio
2025	89,637	$44.63	to	$59.00	$5,188,874	0.06%	0.30%	to	0.90%	15.33%	to	14.64%
2024	90,366	38.93	to	51.16	4,530,646	0.38%	0.30%	to	0.90%	24.20%	to	23.46%
2023	97,401	31.53	to	41.19	3,929,033	0.52%	0.30%	to	0.90%	23.14%	to	22.41%
2022	96,236	25.76	to	33.45	3,149,029	0.28%	0.30%	to	0.90%	(23.29)%	to	(23.75)%
2021	90,902	33.78	to	43.61	3,877,343	0.59%	0.30%	to	0.90%	26.30%	to	25.55%
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2025	360,196	$28.65	to	$32.15	$10,848,020	0.45%	0.30%	to	0.90%	10.36%	to	9.71%
2024	368,844	26.12	to	29.13	10,098,570	0.49%	0.30%	to	0.90%	3.42%	to	3.42%
2023	371,428	25.25	to	28.00	9,790,123	0.08%	0.30%	to	0.90%	8.69%	to	8.04%
2022	363,889	23.37	to	25.76	8,838,968	0.00%	0.30%	to	0.90%	(17.08)%	to	(17.57)%
2021	362,386	28.35	to	31.07	10,630,812	0.00%	0.30%	to	0.90%	15.81%	to	15.13%
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2025	6,431	$34.64	to	$34.64	$222,774	0.35%	0.90%	to	0.90%	0.56%	to	0.56%
2024	7,474	34.45	to	34.45	257,492	0.12%	0.90%	to	0.90%	9.23%	to	9.23%
2023	7,605	31.54	to	31.54	239,846	0.19%	0.90%	to	0.90%	10.65%	to	10.65%
2022	8,177	28.50	to	28.50	233,064	0.00%	0.90%	to	0.90%	(20.20)%	to	(20.20)%
2021	8,255	35.72	to	35.72	294,856	0.20%	0.90%	to	0.90%	14.00%	to	14.00%

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP
2025	251,943	$15.50	to	$47.82	$4,691,225	0.75%	0.30%	to	0.70%	16.89%	to	16.83%
2024	211,689	13.26	to	40.93	3,993,747	0.84%	0.25%	to	0.70%	32.63%	to	23.79%
2023	97,973	33.06	to	33.06	3,239,221	0.99%	0.30%	to	0.30%	25.12%	to	25.12%
2022	98,418	26.43	to	26.43	2,600,721	0.86%	0.30%	to	0.30%	(18.86)%	to	(18.86)%
2021	102,810	32.57	to	32.57	3,348,322	1.05%	0.30%	to	0.30%	27.53%	to	27.53%
DWS Variable Series I – Class A Shares
DWS Core Equity VIP
2025	121,403	$55.18	to	$55.18	$6,698,738	0.80%	0.90%	to	0.90%	15.79%	to	15.79%
2024	125,962	47.65	to	47.65	6,002,410	0.84%	0.90%	to	0.90%	19.00%	to	19.00%
2023	132,568	40.04	to	40.04	5,308,471	0.93%	0.90%	to	0.90%	24.45%	to	24.45%
2022	142,795	32.18	to	32.18	4,594,448	0.73%	0.90%	to	0.90%	(16.28)%	to	(16.28)%
2021	152,536	38.43	to	38.43	5,862,348	0.76%	0.90%	to	0.90%	24.18%	to	24.18%
DWS CROCI International VIP
2025	1,822,316	$13.86	to	$18.32	$26,516,473	2.68%	0.30%	to	0.90%	44.47%	to	43.61%
2024	1,993,785	9.65	to	12.68	20,142,574	3.29%	0.30%	to	0.90%	2.14%	to	1.53%
2023	1,955,282	9.51	to	12.41	19,396,430	3.25%	0.30%	to	0.90%	18.59%	to	17.89%
2022	1,991,898	8.06	to	10.47	16,729,512	2.89%	0.30%	to	0.90%	(13.45)%	to	(13.96)%
2021	1,998,200	9.37	to	12.09	19,427,918	2.39%	0.30%	to	0.90%	8.91%	to	8.26%
DWS Global Small Cap VIP
2025	622,997	$28.06	to	$39.02	$21,457,424	1.20%	0.30%	to	0.90%	20.15%	to	19.44%
2024	635,096	23.35	to	32.67	18,340,473	1.35%	0.30%	to	0.90%	5.45%	to	4.81%
2023	638,236	22.15	to	31.17	17,633,725	0.87%	0.30%	to	0.90%	24.19%	to	23.45%
2022	637,571	17.83	to	25.24	14,298,144	0.47%	0.30%	to	0.90%	(24.28)%	to	(24.73)%
2021	624,235	23.55	to	33.54	18,628,755	0.35%	0.30%	to	0.90%	14.60%	to	13.92%
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP
2025	939,141	$14.57	to	$61.06	$54,183,486	1.34%	0.30%	to	0.90%	16.90%	to	16.14%
2024	975,610	12.46	to	52.57	48,381,249	1.47%	0.25%	to	0.90%	24.63%	to	16.70%
2023	1,019,459	18.23	to	45.05	43,389,909	1.68%	0.30%	to	0.90%	20.40%	to	19.69%
2022	1,034,968	15.14	to	37.64	36,799,247	1.70%	0.30%	to	0.90%	(15.65)%	to	(16.15)%
2021	1,070,799	17.95	to	44.89	45,453,527	1.92%	0.30%	to	0.90%	26.31%	to	25.56%
DWS Government Money Market VIP
2025	1,592,204	$11.56	to	$12.49	$19,537,010	0.01%	0.30%	to	0.90%	3.64%	to	3.03%
2024	1,637,217	11.15	to	12.12	19,448,762	4.84%	0.30%	to	0.90%	4.60%	to	3.98%
2023	1,622,529	10.66	to	11.66	18,498,086	4.65%	0.30%	to	0.90%	4.43%	to	3.82%
2022	1,582,108	10.21	to	11.23	17,381,551	2.39%	0.30%	to	0.90%	1.01%	to	0.41%
2021	1,614,143	10.11	to	11.19	17,669,279	0.01%	0.30%	to	0.90%	(0.29)%	to	(0.88)%

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
DWS Variable Series II – Class A Shares
DWS High Income VIP
2025	358,843	$26.38	to	$32.87	$10,747,310	6.85%	0.30%	to	0.90%	8.61%	to	7.97%
2024	359,532	24.29	to	30.44	9,973,761	5.83%	0.30%	to	0.90%	6.82%	to	6.18%
2023	349,813	22.74	to	28.67	9,156,574	5.27%	0.30%	to	0.90%	11.01%	to	10.35%
2022	344,923	20.48	to	25.98	8,182,987	5.04%	0.30%	to	0.90%	(9.15)%	to	(9.69)%
2021	350,815	22.55	to	28.77	9,210,924	4.54%	0.30%	to	0.90%	3.69%	to	3.08%
DWS Small Mid Cap Growth VIP
2025	37,505	$13.32	to	$13.32	$499,394	0.00%	0.90%	to	0.90%	7.15%	to	7.15%
2024	38,330	12.43	to	12.43	476,325	0.00%	0.90%	to	0.90%	4.20%	to	4.20%
2023	42,292	11.93	to	11.93	504,360	0.03%	0.90%	to	0.90%	17.77%	to	17.77%
2022	43,365	10.13	to	10.13	439,108	0.00%	0.90%	to	0.90%	(28.66)%	to	(28.66)%
2021	45,852	14.19	to	14.19	650,817	0.04%	0.90%	to	0.90%	12.83%	to	12.83%
Fidelity Variable Insurance Products ("VIP") Funds – Service Class
VIP Growth Portfolio
2025	1,417,059	$16.33	to	$88.06	$111,435,951	0.21%	0.30%	to	0.90%	14.49%	to	13.76%
2024	1,422,310	14.26	to	76.95	100,305,898	0.00%	0.25%	to	0.90%	42.63%	to	29.09%
2023	1,463,881	46.84	to	59.25	80,043,504	0.04%	0.30%	to	0.90%	35.69%	to	34.89%
2022	1,478,714	34.52	to	43.66	59,566,530	0.46%	0.30%	to	0.90%	(24.75)%	to	(25.20)%
2021	1,449,175	45.88	to	58.03	77,578,091	0.00%	0.30%	to	0.90%	22.71%	to	21.98%
VIP Index 500 Portfolio
2025	1,578,447	$66.63	to	$68.59	$106,893,010	1.08%	0.30%	to	0.90%	17.31%	to	16.61%
2024	1,637,985	57.14	to	58.47	94,782,331	1.20%	0.30%	to	0.90%	24.40%	to	23.65%
2023	1,679,637	46.21	to	47.00	78,323,279	1.41%	0.30%	to	0.90%	25.69%	to	24.95%
2022	1,656,327	36.98	to	37.39	61,601,259	1.37%	0.30%	to	0.90%	(18.54)%	to	(19.02)%
2021	1,613,039	45.67	to	45.90	73,851,137	1.19%	0.30%	to	0.90%	28.06%	to	27.30%
VIP Mid Cap Portfolio
2025	1,000,977	$44.60	to	$86.13	$52,174,648	0.38%	0.30%	to	0.90%	11.33%	to	10.67%
2024	1,012,074	40.06	to	77.83	47,634,143	0.48%	0.30%	to	0.90%	17.00%	to	16.30%
2023	1,031,915	34.24	to	66.92	41,723,324	0.54%	0.30%	to	0.90%	14.66%	to	13.98%
2022	993,558	29.86	to	58.71	35,441,540	0.40%	0.30%	to	0.90%	(15.11)%	to	(15.61)%
2021	954,933	35.18	to	69.57	40,713,396	0.52%	0.30%	to	0.90%	25.13%	to	24.39%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio (1)
2025	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2024	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2023	7,066	18.15	to	18.15	128,204	4.28%	0.30%	to	0.30%	7.40%	to	7.40%
2022	6,845	16.90	to	16.90	115,633	1.65%	0.30%	to	0.30%	(12.90)%	to	(12.90)%
2021	7,224	19.40	to	19.40	140,120	0.69%	0.30%	to	0.30%	3.51%	to	3.51%

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2010 Portfolio
2025	11,851	$23.67	to	$23.67	$280,530	3.12%	0.30%	to	0.30%	9.93%	to	9.93%
2024	11,743	21.53	to	21.53	252,859	3.45%	0.30%	to	0.30%	4.83%	to	4.83%
2023	12,824	20.54	to	20.54	263,418	3.83%	0.30%	to	0.30%	8.76%	to	8.76%
2022	11,845	18.89	to	18.89	223,722	2.25%	0.30%	to	0.30%	(13.92)%	to	(13.92)%
2021	11,312	21.94	to	21.94	248,203	1.01%	0.30%	to	0.30%	5.28%	to	5.28%
VIP Freedom 2015 Portfolio
2025	12,805	$25.83	to	$25.83	$330,737	2.88%	0.30%	to	0.30%	11.32%	to	11.32%
2024	12,275	23.20	to	23.20	284,807	3.00%	0.30%	to	0.30%	5.89%	to	5.89%
2023	12,902	21.91	to	21.91	282,693	3.49%	0.30%	to	0.30%	10.31%	to	10.31%
2022	14,152	19.86	to	19.86	281,104	1.81%	0.30%	to	0.30%	(15.04)%	to	(15.04)%
2021	13,159	23.38	to	23.38	307,668	0.86%	0.30%	to	0.30%	7.07%	to	7.07%
VIP Freedom 2020 Portfolio
2025	70,216	$27.83	to	$27.83	$1,954,095	2.62%	0.30%	to	0.30%	12.66%	to	12.66%
2024	67,836	24.70	to	24.70	1,675,760	2.66%	0.30%	to	0.30%	7.08%	to	7.08%
2023	70,448	23.07	to	23.07	1,625,206	3.05%	0.30%	to	0.30%	11.89%	to	11.89%
2022	68,327	20.62	to	20.62	1,408,795	1.76%	0.30%	to	0.30%	(16.22)%	to	(16.22)%
2021	65,060	24.61	to	24.61	1,601,110	0.87%	0.30%	to	0.30%	8.94%	to	8.94%
VIP Freedom 2025 Portfolio
2025	84,569	$30.82	to	$30.82	$2,606,188	2.40%	0.30%	to	0.30%	13.89%	to	13.89%
2024	87,454	27.06	to	27.06	2,366,358	2.31%	0.30%	to	0.30%	7.96%	to	7.96%
2023	90,036	25.06	to	25.06	2,256,631	2.66%	0.30%	to	0.30%	12.99%	to	12.99%
2022	92,692	22.18	to	22.18	2,056,193	1.65%	0.30%	to	0.30%	(16.89)%	to	(16.89)%
2021	89,108	26.69	to	26.69	2,378,310	0.86%	0.30%	to	0.30%	10.22%	to	10.22%
VIP Freedom 2030 Portfolio
2025	417,771	$32.83	to	$32.83	$13,717,086	2.20%	0.30%	to	0.30%	14.82%	to	14.82%
2024	426,221	28.60	to	28.60	12,188,181	2.05%	0.30%	to	0.30%	8.81%	to	8.81%
2023	426,324	26.28	to	26.28	11,204,284	2.26%	0.30%	to	0.30%	14.12%	to	14.12%
2022	430,079	23.03	to	23.03	9,904,804	1.65%	0.30%	to	0.30%	(17.33)%	to	(17.33)%
2021	401,981	27.86	to	27.86	11,198,853	0.88%	0.30%	to	0.30%	11.74%	to	11.74%
VIP Freedom Income Portfolio
2025	66,972	$18.66	to	$18.66	$1,249,366	3.13%	0.30%	to	0.30%	8.98%	to	8.98%
2024	68,648	17.12	to	17.12	1,175,115	3.54%	0.30%	to	0.30%	3.89%	to	3.89%
2023	60,894	16.48	to	16.48	1,003,367	4.06%	0.30%	to	0.30%	7.33%	to	7.33%
2022	60,128	15.35	to	15.35	923,095	1.95%	0.30%	to	0.30%	(12.52)%	to	(12.52)%
2021	57,839	17.55	to	17.55	1,015,064	0.83%	0.30%	to	0.30%	2.72%	to	2.72%

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2025	86,089	$18.46	to	$18.46	$1,589,448	3.64%	0.30%	to	0.30%	8.70%	to	8.70%
2024	83,129	16.98	to	16.98	1,411,928	3.51%	0.30%	to	0.30%	5.07%	to	5.07%
2023	82,407	16.16	to	16.16	1,332,096	3.87%	0.30%	to	0.30%	7.70%	to	7.70%
2022	74,117	15.01	to	15.01	1,112,464	2.36%	0.30%	to	0.30%	(10.03)%	to	(10.03)%
2021	67,144	16.68	to	16.68	1,120,117	0.92%	0.30%	to	0.30%	3.21%	to	3.21%
VIP FundsManager 50% Portfolio
2025	256,159	$27.47	to	$27.47	$7,037,454	2.62%	0.30%	to	0.30%	13.69%	to	13.69%
2024	249,869	24.16	to	24.16	6,038,008	2.38%	0.30%	to	0.30%	8.05%	to	8.05%
2023	237,265	22.36	to	22.36	5,306,092	2.53%	0.30%	to	0.30%	12.32%	to	12.32%
2022	224,667	19.91	to	19.91	4,473,438	1.88%	0.30%	to	0.30%	(14.29)%	to	(14.29)%
2021	206,726	23.23	to	23.23	4,802,652	0.99%	0.30%	to	0.30%	9.55%	to	9.55%
VIP FundsManager 70% Portfolio
2025	358,841	$34.06	to	$34.06	$12,223,669	1.75%	0.30%	to	0.30%	16.56%	to	16.56%
2024	368,323	29.23	to	29.23	10,764,421	1.66%	0.30%	to	0.30%	10.35%	to	10.35%
2023	363,153	26.48	to	26.48	9,617,799	1.93%	0.30%	to	0.30%	15.22%	to	15.22%
2022	356,464	22.99	to	22.99	8,193,393	1.39%	0.30%	to	0.30%	(16.05)%	to	(16.05)%
2021	358,717	27.38	to	27.38	9,821,050	0.90%	0.30%	to	0.30%	14.09%	to	14.09%
VIP FundsManager 85% Portfolio
2025	392,208	$39.35	to	$39.35	$15,432,042	1.30%	0.30%	to	0.30%	18.90%	to	18.90%
2024	405,274	33.09	to	33.09	13,410,888	1.22%	0.30%	to	0.30%	12.04%	to	12.04%
2023	413,285	29.53	to	29.53	12,206,001	1.49%	0.30%	to	0.30%	17.13%	to	17.13%
2022	404,045	25.22	to	25.22	10,188,027	0.94%	0.30%	to	0.30%	(17.44)%	to	(17.44)%
2021	390,493	30.54	to	30.54	11,926,124	0.84%	0.30%	to	0.30%	17.29%	to	17.29%
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
2025	238,129	$36.69	to	$36.69	$8,737,721	0.53%	0.90%	to	0.90%	44.97%	to	44.97%
2024	255,303	25.31	to	25.31	6,462,133	3.89%	0.90%	to	0.90%	6.70%	to	6.70%
2023	255,796	23.72	to	23.72	6,068,086	2.06%	0.90%	to	0.90%	11.62%	to	11.62%
2022	254,745	21.25	to	21.25	5,414,016	2.03%	0.90%	to	0.90%	(22.68)%	to	(22.68)%
2021	245,063	27.49	to	27.49	6,735,870	0.88%	0.90%	to	0.90%	(6.58)%	to	(6.58)%
Small Cap Value VIP Fund
2025	430,323	$12.50	to	$44.44	$16,246,348	1.08%	0.30%	to	0.90%	7.39%	to	6.69%
2024	419,422	11.64	to	41.66	14,991,692	0.93%	0.25%	to	0.90%	16.41%	to	10.70%
2023	457,134	38.43	to	38.73	17,606,628	0.00%	0.30%	to	0.90%	26.36%	to	25.61%
2022	452,833	30.41	to	30.83	13,828,584	0.00%	0.30%	to	0.90%	(33.89)%	to	(34.28)%
2021	426,331	46.00	to	46.92	19,734,814	0.00%	0.30%	to	0.90%	9.68%	to	9.03%

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights
	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Franklin Templeton Variable Insurance Products Trust – Class 2
Small – Mid Cap Growth VIP Fund
2025	453,716	$43.30	to	$43.48	$19,707,308	0.00%	0.30%	to	0.90%	2.21%	to	1.60%
2024	454,506	42.54	to	42.62	19,345,411	0.00%	0.30%	to	0.90%	10.70%	to	10.04%
2023	416,549	23.57	to	37.63	13,815,153	0.52%	0.30%	to	0.90%	12.41%	to	11.74%
2022	412,437	20.97	to	33.67	12,195,661	0.95%	0.30%	to	0.90%	(10.33)%	to	(10.87)%
2021	418,886	23.39	to	37.78	13,819,218	0.99%	0.30%	to	0.90%	24.99%	to	24.25%
Goldman Sachs Variable Insurance Trust – Institutional Class
Strategic Growth Fund
2025	515,557	$72.12	to	$72.12	$37,180,227	0.00%	0.90%	to	0.90%	16.87%	to	16.87%
2024	554,436	61.71	to	61.71	34,212,411	0.00%	0.90%	to	0.90%	31.18%	to	31.18%
2023	597,955	47.04	to	47.04	28,128,315	0.00%	0.90%	to	0.90%	40.68%	to	40.68%
2022	637,964	33.44	to	33.44	21,332,398	0.00%	0.90%	to	0.90%	(33.12)%	to	(33.12)%
2021	639,148	50.00	to	50.00	31,954,543	0.00%	0.90%	to	0.90%	20.84%	to	20.84%
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund
2025	173,815	$12.87	to	$74.24	$12,524,041	1.20%	0.30%	to	0.90%	9.12%	to	8.42%
2024	181,203	11.79	to	68.47	12,012,265	1.01%	0.25%	to	0.90%	17.91%	to	11.39%
2023	189,186	24.50	to	61.47	11,441,610	1.04%	0.30%	to	0.90%	11.09%	to	10.43%
2022	193,604	22.05	to	55.67	10,602,220	0.66%	0.30%	to	0.90%	(10.26)%	to	(10.79)%
2021	209,786	24.57	to	62.40	12,709,910	0.48%	0.30%	to	0.90%	30.56%	to	29.78%
Small Cap Equity Insights Fund
2025	119,898	$14.56	to	$58.92	$5,740,906	0.75%	0.30%	to	0.90%	15.85%	to	15.11%
2024	120,746	12.57	to	51.18	5,155,342	0.98%	0.25%	to	0.90%	25.68%	to	17.98%
2023	118,790	24.65	to	43.38	4,634,724	1.05%	0.30%	to	0.90%	18.92%	to	18.21%
2022	118,603	20.73	to	36.70	3,918,646	0.27%	0.30%	to	0.90%	(19.62)%	to	(20.10)%
2021	123,115	25.79	to	45.93	5,029,561	0.46%	0.30%	to	0.90%	23.42%	to	22.69%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2025	705,012	$42.99	to	$51.41	$31,243,001	1.72%	0.30%	to	0.90%	14.48%	to	13.80%
2024	718,319	37.56	to	45.18	27,856,049	1.78%	0.30%	to	0.90%	14.80%	to	14.11%
2023	713,196	32.71	to	39.59	24,150,644	1.82%	0.30%	to	0.90%	14.79%	to	14.11%
2022	682,558	28.50	to	34.70	20,179,066	1.11%	0.30%	to	0.90%	(16.87)%	to	(17.36)%
2021	649,326	34.28	to	41.99	23,175,105	0.88%	0.30%	to	0.90%	16.56%	to	15.87%
VIT Enterprise Portfolio (Service Shares)
2025	100,413	$12.84	to	$65.81	$5,056,399	0.05%	0.30%	to	0.90%	7.15%	to	6.46%
2024	89,342	11.98	to	61.82	4,992,115	0.63%	0.25%	to	0.90%	19.83%	to	14.29%
2023	91,981	35.19	to	54.09	4,661,467	0.09%	0.30%	to	0.90%	17.42%	to	16.73%
2022	97,116	29.97	to	46.34	4,207,447	0.24%	0.30%	to	0.90%	(16.40)%	to	(16.90)%
2021	99,525	35.85	to	55.76	5,216,752	0.24%	0.30%	to	0.90%	16.19%	to	15.50%
VIT Forty Portfolio (Institutional Shares)
2025	1,575,350	$63.64	to	$75.38	$108,696,835	0.07%	0.30%	to	0.90%	17.79%	to	17.09%
2024	1,643,246	54.35	to	64.00	96,333,326	0.11%	0.30%	to	0.90%	28.08%	to	27.31%
2023	1,724,973	42.69	to	49.97	79,005,981	0.20%	0.30%	to	0.90%	39.55%	to	38.72%
2022	1,763,452	30.78	to	35.81	57,846,788	0.16%	0.30%	to	0.90%	(33.75)%	to	(34.14)%
2021	1,701,656	46.73	to	54.05	84,215,448	0.50%	0.30%	to	0.90%	22.53%	to	21.80%

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)
2025	348,088	$20.24	to	$25.49	$8,057,133	0.00%	0.30%	to	0.90%	3.64%	to	3.03%
2024	340,954	19.53	to	24.75	7,679,656	3.68%	0.30%	to	0.90%	5.14%	to	4.51%
2023	322,896	18.57	to	23.68	6,974,041	2.59%	0.30%	to	0.90%	8.69%	to	8.05%
2022	310,890	17.09	to	21.91	6,235,006	1.35%	0.30%	to	0.90%	(10.42)%	to	(10.95)%
2021	308,691	19.08	to	24.61	7,027,568	1.59%	0.30%	to	0.90%	(2.25)%	to	(2.83)%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Low Duration Portfolio
2025	485,807	$14.36	to	$17.55	$8,016,345	0.00%	0.30%	to	0.90%	5.21%	to	4.58%
2024	455,130	13.65	to	16.78	7,169,474	4.06%	0.30%	to	0.90%	4.18%	to	3.56%
2023	430,931	13.10	to	16.21	6,568,246	3.60%	0.30%	to	0.90%	4.66%	to	4.04%
2022	414,974	12.52	to	15.58	6,097,188	1.57%	0.30%	to	0.90%	(6.02)%	to	(6.58)%
2021	413,172	13.32	to	16.67	6,524,685	0.52%	0.30%	to	0.90%	(1.22)%	to	(1.81)%
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2025	210,758	$15.10	to	$74.74	$7,388,896	0.34%	0.30%	to	0.90%	12.94%	to	12.21%
2024	167,831	13.37	to	66.60	7,006,947	0.59%	0.25%	to	0.90%	33.73%	to	24.41%
2023	136,687	34.02	to	79.01	5,922,374	0.66%	0.30%	to	0.90%	24.47%	to	23.74%
2022	147,629	27.33	to	63.73	5,103,373	0.62%	0.30%	to	0.90%	(16.87)%	to	(17.36)%
2021	162,433	32.88	to	76.97	6,671,218	0.74%	0.30%	to	0.90%	27.12%	to	26.36%
Equity Income Account II
2025	335,409	$13.73	to	$65.35	$13,930,058	1.62%	0.30%	to	0.90%	14.96%	to	14.22%
2024	302,636	11.95	to	57.22	12,601,369	1.92%	0.25%	to	0.90%	19.46%	to	14.19%
2023	266,349	25.93	to	50.11	11,160,681	1.92%	0.30%	to	0.90%	10.59%	to	9.94%
2022	276,153	23.45	to	45.58	10,501,778	1.67%	0.30%	to	0.90%	(10.98)%	to	(11.51)%
2021	279,432	26.34	to	51.51	12,042,733	1.86%	0.30%	to	0.90%	21.78%	to	21.06%
MidCap Account II
2025	113,871	$13.20	to	$314.76	$18,285,880	0.08%	0.30%	to	0.90%	1.27%	to	0.62%
2024	100,945	13.03	to	312.83	18,701,566	0.05%	0.25%	to	0.90%	30.30%	to	18.90%
2023	85,372	34.30	to	263.09	16,820,402	0.00%	0.30%	to	0.90%	25.37%	to	24.62%
2022	89,095	27.36	to	211.11	13,933,005	0.00%	0.30%	to	0.90%	(23.39)%	to	(23.85)%
2021	94,631	35.71	to	277.22	18,845,959	0.00%	0.30%	to	0.90%	24.82%	to	24.08%
SmallCap Account II
2025	154,995	$12.31	to	$21.69	$3,028,892	0.09%	0.30%	to	0.90%	14.49%	to	13.76%
2024	158,229	10.75	to	18.95	2,733,112	0.13%	0.25%	to	0.90%	7.54%	to	5.70%
2023	159,998	16.92	to	17.82	2,718,068	0.05%	0.30%	to	0.90%	15.05%	to	14.37%
2022	164,270	14.79	to	15.49	2,439,033	0.00%	0.30%	to	0.90%	(21.12)%	to	(21.59)%
2021	170,616	18.87	to	19.64	3,228,559	0.15%	0.30%	to	0.90%	19.50%	to	18.79%
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2025	2,293,724	$12.94	to	$43.52	$74,308,821	2.20%	0.30%	to	0.90%	13.36%	to	12.63%
2024	2,380,649	11.41	to	38.64	68,173,412	1.86%	0.25%	to	0.90%	14.11%	to	11.37%
2023	2,271,015	19.23	to	34.72	60,556,828	2.21%	0.30%	to	0.90%	15.31%	to	14.62%
2022	2,211,196	16.68	to	30.27	51,420,436	2.09%	0.30%	to	0.90%	(16.54)%	to	(17.04)%
2021	2,134,145	19.98	to	36.48	59,632,043	1.39%	0.30%	to	0.90%	13.05%	to	12.38%
Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Conservative Balanced Portfolio
2025	488,735	$11.96	to	$32.93	$12,793,710	2.73%	0.30%	to	0.90%	11.01%	to	10.29%
2024	487,251	10.78	to	29.86	11,688,691	2.40%	0.25%	to	0.90%	8.36%	to	7.71%
2023	477,812	16.46	to	27.72	10,691,408	2.69%	0.30%	to	0.90%	11.47%	to	10.81%
2022	458,902	14.76	to	25.02	9,250,500	2.18%	0.30%	to	0.90%	(14.94)%	to	(15.45)%
2021	443,181	17.36	to	29.59	10,503,144	1.70%	0.30%	to	0.90%	9.15%	to	8.50%
SAM Conservative Growth Portfolio
2025	3,714,296	$13.65	to	$53.58	$149,079,740	1.53%	0.30%	to	0.90%	15.02%	to	14.28%
2024	3,810,308	11.87	to	46.88	134,704,245	1.30%	0.25%	to	0.90%	18.69%	to	13.91%
2023	3,785,300	22.21	to	41.63	121,119,602	1.59%	0.30%	to	0.90%	18.69%	to	17.99%
2022	3,814,048	18.71	to	35.21	103,002,928	1.76%	0.30%	to	0.90%	(18.22)%	to	(18.71)%
2021	3,723,807	22.88	to	43.23	123,673,118	1.04%	0.30%	to	0.90%	17.09%	to	16.40%
SAM Flexible Income Portfolio
2025	122,087	$11.47	to	$27.06	$2,749,916	3.40%	0.30%	to	0.90%	9.34%	to	8.64%
2024	118,159	10.49	to	24.90	2,488,886	2.88%	0.25%	to	0.90%	6.11%	to	4.91%
2023	124,384	14.72	to	23.61	2,488,873	3.08%	0.30%	to	0.90%	8.88%	to	8.24%
2022	135,105	13.52	to	21.82	2,436,817	2.64%	0.30%	to	0.90%	(13.63)%	to	(14.14)%
2021	142,722	15.65	to	25.41	2,915,717	2.24%	0.30%	to	0.90%	6.30%	to	5.66%
SAM Strategic Growth Portfolio
2025	4,485,047	$14.16	to	$61.48	$200,229,254	1.19%	0.30%	to	0.90%	16.32%	to	15.57%
2024	4,557,534	12.18	to	53.20	178,012,736	0.91%	0.25%	to	0.90%	21.75%	to	15.63%
2023	4,476,456	24.38	to	47.07	155,804,265	1.22%	0.30%	to	0.90%	21.22%	to	20.50%
2022	4,485,699	20.11	to	38.99	129,535,185	1.81%	0.30%	to	0.90%	(19.22)%	to	(19.70)%
2021	4,376,369	24.89	to	48.46	157,653,615	0.80%	0.30%	to	0.90%	19.18%	to	18.47%
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds
Diversified International Account I
2025	62,135	$14.24	to	$17.78	$1,008,709	2.22%	0.30%	to	0.70%	32.03%	to	31.97%
2024	63,098	10.78	to	13.47	840,655	3.10%	0.25%	to	0.70%	7.82%	to	4.39%
2023	61,887	12.91	to	12.91	798,817	1.26%	0.30%	to	0.30%	17.10%	to	17.10%
2022	66,083	11.02	to	11.02	728,444	2.64%	0.30%	to	0.30%	(20.24)%	to	(20.24)%
2021	65,826	13.82	to	13.82	909,724	1.28%	0.30%	to	0.30%	9.42%	to	9.42%
LargeCap Growth Account I
2025	36,119	$15.30	to	$24.15	$617,436	0.00%	0.30%	to	0.70%	11.12%	to	11.06%
2024	28,211	13.77	to	21.74	552,711	0.00%	0.25%	to	0.70%	37.68%	to	24.76%
2023	24,492	17.11	to	17.43	426,174	0.00%	0.30%	to	0.70%	39.92%	to	39.37%
2022	24,589	12.28	to	12.46	305,925	0.00%	0.30%	to	0.70%	(34.35)%	to	(34.61)%
2021	24,228	18.78	to	18.97	459,343	0.00%	0.30%	to	0.70%	21.53%	to	21.05%

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
Core Plus Bond Account I
2025	9,206	$10.60	to	$10.89	$99,307	4.23%	0.30%	to	0.70%	7.19%	to	7.14%
2024	8,706	9.89	to	10.17	88,435	3.28%	0.25%	to	0.70%	0.60%	to	(1.08)%
2023	12,227	10.11	to	10.11	123,575	2.93%	0.30%	to	0.30%	5.03%	to	5.03%
2022	11,986	9.62	to	9.62	115,332	3.11%	0.30%	to	0.30%	(14.38)%	to	(14.38)%
2021	12,250	11.24	to	11.24	137,676	2.64%	0.30%	to	0.30%	(0.75)%	to	(0.75)%
Government & High Quality Bond Account I
2025	12,441	$10.21	to	$10.64	$132,255	3.61%	0.30%	to	0.70%	7.64%	to	7.58%
2024	12,427	9.49	to	9.88	120,883	3.13%	0.25%	to	0.70%	0.31%	to	0.31%
2023	15,026	9.46	to	9.46	142,114	2.33%	0.30%	to	0.30%	4.33%	to	4.33%
2022	14,806	9.07	to	9.07	134,228	1.41%	0.30%	to	0.30%	(12.07)%	to	(12.07)%
2021	14,454	10.31	to	10.31	149,025	2.29%	0.30%	to	0.30%	(1.62)%	to	(1.62)%
Short-Term Income Account I
2025	1,360	$11.59	to	$11.59	$15,755	4.64%	0.30%	to	0.30%	5.16%	to	5.16%
2024	1,165	11.02	to	11.02	12,833	3.51%	0.30%	to	0.30%	4.78%	to	4.78%
2023	959	10.52	to	10.52	10,083	1.85%	0.30%	to	0.30%	5.29%	to	5.29%
2022	742	9.99	to	9.99	7,409	1.26%	0.30%	to	0.30%	(3.74)%	to	(3.74)%
2021	520	10.37	to	10.37	5,397	1.68%	0.30%	to	0.30%	(1.01)%	to	(1.01)%

(1) For the period (cessation of operations): January 1, 2024 to June 7, 2024. The Fidelity VIP Freedom 2005 Portfolio subaccount liquidated on June 7, 2024.

*  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

** These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

7. Segment Accounting

The Company determines it conforms to the segment accounting and disclosure requirements established in FASB guidance referenced in the Accounting Standards Codification Topic 280 (“ASC 280”), Segment Reporting. The Account represents the separate account related to Variable Universal Life. Life Accumulator and EssentialLife Variable Universal Life which are no longer actively sold by the Company.  The Account oversight is conducted by Farmers Life Product Committee (FLPC) as the Company’s Chief Operating Decision Maker (CODM).

The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

The Account segment is based on the Company’s line of business, aggregating products with like economic characteristics.  This Account is aggregated.

8. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2025, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company's books or Accounts that would have a material effect on the accompanying financial statements or note disclosures.

Exhibit 99.(N)(1) – Consent of Independent Registered Public Accounting Firm
We consent to the references to our firm under the caption “Experts” in the Statement of Additional Information, dated April 30, 2026, which is included in this Post-Effective Amendment No. 20 to the Registration Statement (Form N-6, File No. 333-149540) of Farmers Variable Life Separate Account A (the “Registration Statement”).
We also consent to the use of our reports (1) dated April 24, 2026, with respect to the statutory-basis financial statements and supplemental schedules of Farmers New World Life Insurance Company and (2) dated April 30, 2026, with respect to the financial statements of each of the subaccounts within Farmers Variable Life Separate Account A, for the year ended December 31, 2025, included in this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP
Atlanta, Georgia
April 30, 2026